UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

                        TEMPLETON GLOBAL INVESTMENT TRUST
               (Exact name of registrant as specified in charter)

         500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
               (Address of principal executive offices) (Zip code)

            CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                     (Name and address of agent for service)

         Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end:  3/31

Date of reporting period: 3/31/07

ITEM 1. REPORTS TO STOCKHOLDERS.

TEMPLETON BRIC FUND



                                [GRAPHIC OMITTED]

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                                                          MARCH 31, 2007
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      [PHOTO OMITTED]
                                                 A series of Templeton Global
                                                 Investment Trust

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        ANNUAL REPORT AND SHAREHOLDER LETTER               INTERNATIONAL
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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Templeton BRIC Fund .......................................................    3

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   12

Financial Highlights and Statement of Investments .........................   14

Financial Statements ......................................................   19

Notes to Financial Statements .............................................   22

Report of Independent Registered Public Accounting Firm ...................   31

Tax Designation ...........................................................   32

Board Members and Officers ................................................   34

Shareholder Information ...................................................   39

--------------------------------------------------------------------------------

Annual Report

Templeton BRIC Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton BRIC Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in securities of BRIC companies -- those companies that are organized under the laws of, have a principal office in, or whose principal trading market is in Brazil, Russia, India or China (including the People's Republic of China, Hong Kong and Taiwan); or derive 50% or more of their total revenue or profit from, or have 50% or more of their assets in, BRIC countries.

--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 3/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Brazil ................................................................    30.0%
Russia ................................................................    29.7%
China Region* .........................................................    20.3%
India .................................................................    14.4%
Short-Term Investments & Other Net Assets .............................     5.6%

*     China region includes China, Hong Kong and Taiwan.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This inaugural annual report for Templeton BRIC Fund covers the period from inception on June 1, 2006, through March 31, 2007.

PERFORMANCE OVERVIEW

Templeton BRIC Fund - Class A posted a +31.12% cumulative total return from inception on June 1, 2006, through March 31, 2007. The Fund's total assets grew rapidly during the period, starting at US$20 million and closing the period at US$283 million. The inflows were systematically invested into

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                                                               Annual Report | 3
the BRIC markets using our time-tested bottom-up, value-oriented approach, which often meant that we were buying stocks that were out of favor at the point of purchase and trading at significant discounts to our assessment of their intrinsic values. Consistent with our strategy, we believe that over the next five years or so, these stocks have the potential for favorable returns. The high rate of investment inflows during the period resulted in a relatively high average cash position (short-term investments and other net assets) during the period. This had a negative impact on the Fund's performance during the period. For comparison, during the same period the Fund's benchmark, the MSCI BRIC Equity Index, returned +33.71%. 1 Please note that index performance information is provided for reference only as we do not attempt to track any index but rather undertake investments on the basis of fundamental research. You will find the Fund's performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

BRIC markets recorded strong performances during the reporting period amid a favorable economic environment and significant global liquidity, which drove equity prices higher. Brazil, India and China outperformed their emerging markets peers, while the Russian market lagged despite recording double-digit returns.

In Russia, an oil price correction during the period led investors to adopt a more cautious approach and lock in gains made over the past few years. However, rebounding oil prices toward period-end seemed to provide investors with renewed confidence. In addition, the country reported 6.7% gross domestic product growth in 2006, while foreign direct investment inflows reached an estimated US$28.7 billion, approximately double the amount received in 2005. 2 The benefits of foreign investment may bode well for Russia's stock market in the longer term.

China's market was among the top performers globally as strong fund inflows and continued investor interest in one of the world's fastest growing economies propelled stock prices higher. Despite tightening policies, the economy grew 10.7% in 2006, its fastest annual growth in more than 10 years. 3

1. Source: Standard & Poor's Micropal. The MSCI BRIC Equity Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Brazil, Russia, India and China. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2.    Source: Central Bank of the Russian Federation.

3.    Source: International Monetary Fund.


4 | Annual Report

India's stock market continued to record high foreign capital inflows as investors remained attracted to the country's strong economic growth. Monetary tightening in the latter part of the period curbed excess liquidity, slowing the market's uptrend. A strong rupee, however, led to higher returns in U.S. dollar terms.

Investors remained positive on Brazil's market prospects due to relatively strong commodity prices, solid domestic demand, a loosening monetary policy, growing foreign reserves and implementation of fiscal incentives aimed at boosting economic growth and investment.

Although global markets were volatile in June 2006 and February and March 2007, most markets rebounded as investors seemed to use the corrections as opportunities to build positions at more attractive prices. Of course, in a bull market that has run for nearly four years with little interruption, corrections such as these are not surprising and are, in fact, healthy in our opinion.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In choosing investments, we strongly believe in onsite visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

MANAGER'S DISCUSSION

During the period under review, the Fund's relative performance compared with the MSCI BRIC Equity Index benefited from stock selection in Brazil and Russia. Our overweighted positions in key stocks that outperformed the index, including Mining and Metallurgical Co. Norilsk Nickel and Unibanco - Uniao de Bancos Brasileiros, contributed to the Fund's relative performance. Conversely, the Fund's underweighted exposure to China had a negative impact on relative performance as that market outperformed the benchmark index. Our underweighted positions in China Mobile and China Life Insurance4 and no exposure to Ping An Insurance were key detractors. Although these stocks recorded strong price appreciation during the period, the Fund had limited or no exposure because we considered their valuations high in comparison to other stocks in the BRIC universe.

TOP 10 EQUITY HOLDINGS
3/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
Gazprom, ADR                                                                8.4%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR, pfd.                                           6.1%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce, ADR, pfd., A                                    5.6%
   METALS & MINING, BRAZIL
--------------------------------------------------------------------------------
LUKOIL                                                                      4.2%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
--------------------------------------------------------------------------------
Banco Bradesco, SA, ADR, pfd.                                               4.0%
   COMMERCIAL BANKS, BRAZIL
--------------------------------------------------------------------------------
Mining and Metallurgical Co.                                                3.7%
Norilsk Nickel, ADR
   METALS & MINING, RUSSIA
--------------------------------------------------------------------------------
China Telecom Corp. Ltd., H                                                 3.2%
   DIVERSIFIED TELECOMMUNICATION SERVICES, CHINA
--------------------------------------------------------------------------------
PetroChina Co. Ltd., H                                                      3.0%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
OAO TMK, GDR                                                                3.0%
   ENERGY EQUIPMENT & SERVICES, RUSSIA
--------------------------------------------------------------------------------
Unibanco - Uniao de Bancos                                                  3.0%
Brasileiros SA, GDR, pfd.
   COMMERCIAL BANKS, BRAZIL
--------------------------------------------------------------------------------

4.    Sold both by period-end.


                                                               Annual Report | 5

At the sector level, the Fund's underweighted exposure and stock selection in energy companies helped relative performance in the reporting period. 5 Other contributors included an overweighted position and stock selection in materials companies. 6 However, the Fund's decision to avoid the insurance sector based on what we considered unattractive valuations, and stock selection in the real estate sector negatively impacted relative returns.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

The Fund's high cash position in a rising stock price environment was the largest detractor from relative returns during the reporting period. We have strived to remain as fully invested as possible. However, cash inflows remained strong for many months after the Fund's June 2006 launch. As a result, fund cash balances were high earlier in the reporting period as we patiently put cash to work using strict price limits. We reduced the Fund's cash levels over the period to 5.6% of total net assets as of period-end.

Consistent with our Fund goal, we made purchases in Brazil, Russia and India, and in China via investments in China H, Red Chip and Shenzhen B shares, as well as Hong Kong equities. 7 We believed these companies could benefit from developments in the global economy as well as in BRIC markets over the long term.

5. Energy sector holdings are in the oil, gas and consumable fuels industry in the SOI.

6. Materials sector holdings are in the chemicals, construction materials, and metals and mining industries in the SOI.

7. "China H" denotes shares of Hong Kong-listed companies. "Red Chip" denotes shares of Hong Kong-listed companies with significant exposure to China. "Shenzhen B" denotes shares of companies listed in China's Shenzhen market that are reserved for foreign investors.


6 | Annual Report

In Brazil, key purchases were Petroleo Brasileiro, the country's national oil and gas company; Companhia Vale do Rio Doce, a mining giant that is among the world's largest iron ore producers; and Banco Bradesco and Unibanco - Uniao de Bancos Brasileiros, which are among the country's largest financial conglomerates. These companies have a significant market share in their respective industries. In our analysis, we thought they were well positioned to benefit from Brazil's economic recovery and relatively high commodity prices.

Key Russian purchases included Gazprom, one of the largest gas companies in the world in terms of reserves and production; LUKOIL, one of the country's largest vertically integrated oil companies; Mining and Metallurgical Co. Norilsk Nickel, a leading global precious metals company; and OAO TMK, one of Russia's largest value-added pipe products manufacturers for the oil and gas industry. These companies hold dominant market positions, and we considered their valuations attractive.

In India, we bought shares of Hero Honda Motors, the world's largest motorcycle manufacturer; Industrial Development Bank of India, a commercial bank that provides extensive financial services; Shipping Corporation of India, India's principal shipping company; and Oil and Natural Gas Corporation Limited (ONGC), a dominant player in the country's upstream (exploration, development and production) oil and gas sector with a major share in local production. These stocks provided the Fund with exposure to a range of sectors with the potential to benefit from India's rapid economic growth, robust consumer demand for products and services, and growing energy needs.

Major Chinese investments included China Telecom, the country's leading integrated telecommunications services provider; PetroChina, a dominant player in the upstream oil and gas sector; China Petroleum and Chemical Corp., China's premier integrated energy company; and China Construction Bank, a principal commercial bank. Based on our analysis, we believed these companies were well positioned to gain from China's strong economic growth, high oil prices and domestic demand for telecommunications and banking services.


                                                               Annual Report | 7

Thank you for your participation in Templeton BRIC Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]    /s/ Mark Mobius

                   Mark Mobius

[PHOTO OMITTED]    /s/ Dennis Lim

                   Dennis Lim

[PHOTO OMITTED]    /s/ Tom Wu

                   Tom Wu

                   Portfolio Management Team
                   Templeton BRIC Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Annual Report

Performance Summary as of 3/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: TABRX)                             CHANGE    3/31/07     6/1/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$3.04     $13.04     $10.00
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                          $0.0508
--------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.0178
--------------------------------------------------------------------------------
   TOTAL                                 $0.0686
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TPBRX)                             CHANGE    3/31/07     6/1/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$2.99     $12.99     $10.00
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                          $0.0340
--------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.0178
--------------------------------------------------------------------------------
   TOTAL                                 $0.0518
--------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                                       INCEPTION (6/1/06)
--------------------------------------------------------------------------------
Cumulative Total Return 2                                           +31.12%
--------------------------------------------------------------------------------
Aggregate Total Return 3                                            +23.58%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4                                      $12,358
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 5
--------------------------------------------------------------------------------
      Without Waiver                             2.44%
--------------------------------------------------------------------------------
      With Waiver                                2.15%
--------------------------------------------------------------------------------
CLASS C                                                       INCEPTION (6/1/06)
--------------------------------------------------------------------------------
Cumulative Total Return 2                                           +30.44%
--------------------------------------------------------------------------------
Aggregate Total Return 3                                            +29.44%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4                                       $12,944
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 5
--------------------------------------------------------------------------------
      Without Waiver                             3.09%
--------------------------------------------------------------------------------
      With Waiver                                2.80%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE FUND'S MANAGER AND ADMINISTRATOR AGREED IN ADVANCE TO VOLUNTARILY WAIVE OR LIMIT THEIR FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND THROUGH MARCH 31, 2007. BEGINNING APRIL 1, 2007, THROUGH JULY 31, 2008, THE FUND'S MANAGER AND ADMINISTRATOR HAVE AGREED TO CONTRACTUALLY WAIVE OR LIMIT THEIR FEES TO THE AMOUNT SHOWN.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AGGREGATE TOTAL RETURN 3

--------------------------------------
CLASS A                       3/31/07
--------------------------------------
Since Inception (6/1/06)       +23.58%
--------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

CLASS A (6/1/06-3/31/07)

              Date      Templeton BRIC Fund   MSCI BRIC Equity Index 6
           -----------------------------------------------------------
             6/1/2006         $ 9,425                  $10,000
            6/30/2006         $ 9,736                  $10,340
            7/31/2006         $ 9,943                  $10,526
            8/31/2006         $10,113                  $10,859
            9/30/2006         $10,075                  $10,823
           10/31/2006         $10,660                  $11,477
           11/30/2006         $11,451                  $12,474
           12/31/2006         $12,159                  $13,426
            1/31/2007         $12,245                  $13,158
            2/28/2007         $11,903                  $12,734
            3/31/2007         $12,358                  $13,371

AGGREGATE TOTAL RETURN 3

--------------------------------------
CLASS C                       3/31/07
--------------------------------------
Since Inception (6/1/06)       +29.44%
--------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

CLASS C (6/1/06-3/31/07)

              Date      Templeton BRIC Fund   MSCI BRIC Equity Index 6
           -----------------------------------------------------------
             6/1/2006         $10,000                  $10,000
            6/30/2006         $10,330                  $10,340
            7/31/2006         $10,530                  $10,526
            8/31/2006         $10,710                  $10,859
            9/30/2006         $10,660                  $10,823
           10/31/2006         $11,270                  $11,477
           11/30/2006         $12,110                  $12,474
           12/31/2006         $12,854                  $13,426
            1/31/2007         $12,934                  $13,158
            2/28/2007         $12,562                  $12,734
            3/31/2007         $12,944                  $13,371


10 | Annual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN BRIC COMPANIES, WHICH ARE LOCATED IN, OR OPERATE IN, DEVELOPING MARKET COUNTRIES, INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE COMPANIES' SMALLER SIZE, LESSER LIQUIDITY AND THE LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS IN THE COUNTRIES IN WHICH THEY OPERATE. ALL INVESTMENTS IN DEVELOPING MARKETS SHOULD BE CONSIDERED LONG-TERM INVESTMENTS THAT COULD EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

1. The manager and administrator agreed in advance to limit their fees and to assume as their own expense certain expenses otherwise payable by the Fund. If the manager and administrator had not taken this action, the Fund's total return would have been lower. After 8/1/08, the manager and administrator may end this arrangement at any time upon notice to the Fund's board.

2. Cumulative total return represents the change in value of an investment over the period indicated.

3. Aggregate total return represents the change in value of an investment over the period indicated. Since the Fund has existed for less than one year, average annual total returns are not available.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: Standard & Poor's Micropal. The MSCI BRIC Equity Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Brazil, Russia, India and China.


                                                              Annual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                               VALUE 10/1/06             3/31/07           PERIOD* 10/1/06-3/31/07
--------------------------------------------------------------------------------------------------------------------------
Actual                                                   $ 1,000              $ 1,226.60                  $ 11.88
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $ 1,000              $ 1,014.26                  $ 10.75
--------------------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------------------
Actual                                                   $ 1,000              $ 1,223.70                  $ 15.47
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $ 1,000              $ 1,011.02                  $ 13.99
--------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 2.14% and C: 2.79%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                              Annual Report | 13

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON BRIC FUND
                                                               ----------------
                                                                 PERIOD ENDED
CLASS A                                                        MARCH 31, 2007 d
                                                               ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................    $   10.00
                                                                  ---------
Income from investment operations a:
   Net investment income (loss) b ............................        (0.01)
   Net realized and unrealized gains (losses) ................         3.12
                                                                  ---------
Total from investment operations .............................         3.11
                                                                  ---------
Less distributions from:
   Net investment income .....................................        (0.05)
   Net realized gains ........................................        (0.02)
                                                                  ---------
Total distributions ..........................................        (0.07)
                                                                  ---------
Redemption fees ..............................................           -- e
                                                                  ---------
Net asset value, end of period ...............................    $   13.04
                                                                  =========

Total return c ...............................................        31.12%

RATIOS TO AVERAGE NET ASSETS:
   Expenses before waiver and payments by affiliates .........         2.19% f
   Expenses net of waiver and payments by affiliates .........         2.15% f,g
   Net investment income (loss) ..............................        (0.11)% f

SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............................    $ 212,714
Portfolio turnover rate ......................................        28.98%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     For the period June 1, 2006 (commencement of operations) to March 31,
      2007.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction rounds to less than 0.01%.


14 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND
                                                               ----------------
                                                                 PERIOD ENDED
CLASS C                                                        MARCH 31, 2007 d
                                                               ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................    $   10.00
                                                                  ---------
Income from investment operations a:
   Net investment income (loss) b ............................        (0.09)
   Net realized and unrealized gains (losses) ................         3.13
                                                                  ---------
Total from investment operations .............................         3.04
                                                                  ---------
Less distributions from:
   Net investment income .....................................        (0.03)
   Net realized gains ........................................        (0.02)
                                                                  ---------
Total distributions ..........................................        (0.05)
                                                                  ---------
Redemption fees ..............................................           -- e
                                                                  ---------
Net asset value, end of period ...............................    $   12.99
                                                                  ---------

Total return c ...............................................        30.44%

RATIOS TO AVERAGE NET ASSETS:
   Expenses before waiver and payments by affiliates .........         2.84% f
   Expenses net of waiver and payments by affiliates .........         2.80% f,g
   Net investment income (loss) ..............................        (0.76)% f

SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............................    $  70,021
Portfolio turnover rate ......................................        28.98%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     For the period June 1, 2006 (commencement of operations) to March 31,
      2007.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction rounds to less than 0.01%.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 15

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
     TEMPLETON BRIC FUND                                              INDUSTRY                           SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 94.4%
     COMMON STOCKS 69.6%
     BRAZIL 5.2%
     AES Tiete SA ................................  Independent Power Producers & Energy Traders       110,385,311    $   3,419,486
     Banco Nossa Caixa SA ........................                Commercial Banks                          11,666          165,560
     Companhia de Bebidas das Americas (AmBev) ...                    Beverages                          6,305,429        3,277,846
     Companhia Energetica de Minas Gerais ........               Electric Utilities                     16,239,842          790,690
   a Datasul SA ..................................                    Software                             116,993        1,265,631
     Energias do Brasil SA .......................              Electrical Equipment                       181,200        2,648,713
     Localiza Rent a Car SA ......................                   Road & Rail                            12,376          377,690
     Tele Norte Leste Participacoes SA ...........     Diversified Telecommunication Services               92,000        2,658,470
                                                                                                                      -------------
                                                                                                                         14,604,086
                                                                                                                      -------------
     CHINA 18.4%
     Aluminum Corp. of China Ltd., H .............                 Metals & Mining                       2,142,000        2,209,703
   a Bank of China Ltd., H .......................                Commercial Banks                       3,139,000        1,562,861
     China Construction Bank Corp., H ............                Commercial Banks                       6,149,000        3,517,964
     China Netcom Group Corp. (Hong Kong) Ltd. ...     Diversified Telecommunication Services              397,500        1,037,879
     China Petroleum and Chemical Corp., H .......           Oil, Gas & Consumable Fuels                 7,192,000        6,084,579
     China Shipping Container Lines Co. Ltd., H ..                     Marine                            2,762,000        1,074,674
     China Telecom Corp. Ltd., H .................     Diversified Telecommunication Services           18,230,000        8,959,779
     Chiwan Wharf Holdings Ltd., B ...............          Transportation Infrastructure                  427,000          896,842
     CNOOC Ltd. ..................................           Oil, Gas & Consumable Fuels                 3,542,000        3,105,407
     Cosco Pacific Ltd. ..........................          Transportation Infrastructure                  294,000          728,504
     Denway Motors Ltd. ..........................                   Automobiles                         2,254,000          983,757
     Guangdong Electric Power Development Co.
       Ltd., B ...................................  Independent Power Producers & Energy Traders         1,378,600        1,042,810
     Jiangling Motors Corp. Ltd., B ..............                   Automobiles                           865,000        1,069,480
     Norstar Founders Group Ltd. .................                 Auto Components                       4,577,000        2,050,352
     Road King Infrastructure Ltd. ...............          Transportation Infrastructure                  161,716          267,007
 a,b Road King Infrastructure Ltd. Reg S .........          Transportation Infrastructure                  222,000          366,540
     PetroChina Co. Ltd., H ......................           Oil, Gas & Consumable Fuels                 7,268,000        8,623,311
     Shandong Chenming Paper Holdings Ltd., B ....             Paper & Forest Products                     539,400          465,318
     Shanghai Industrial Holdings Ltd. ...........            Industrial Conglomerates                   1,201,000        2,773,058
     Sinotrans Ltd., H ...........................             Air Freight & Logistics                   5,222,000        2,091,995
     Wasion Meters Group Ltd. ....................              Electrical Equipment                     1,190,000          502,621
     Weiqiao Textile Co. Ltd., H .................        Textiles, Apparel & Luxury Goods                 832,000        1,203,320
   a Xiwang Sugar Holdings Co. Ltd. ..............                  Food Products                        1,400,000          668,369
     Yanzhou Coal Mining Co. Ltd., H .............           Oil, Gas & Consumable Fuels                   868,000          830,999
                                                                                                                      -------------
                                                                                                                         52,117,129
                                                                                                                      -------------
     HONG KONG 1.9%
     Far East Consortium International Ltd. ......                   Real Estate                         2,975,000        1,252,744
     Hopewell Holdings Ltd. ......................          Transportation Infrastructure                  447,000        1,739,244
     VTech Holdings Ltd. .........................            Communications Equipment                     337,000        2,430,542
                                                                                                                      -------------
                                                                                                                          5,422,530
                                                                                                                      -------------
     INDIA 14.4%
     Ashok Leyland Ltd. ..........................                    Machinery                          2,135,000        1,903,774
     Ballarpur Industries Ltd. ...................             Paper & Forest Products                      91,328          228,002
     E.I.D. - Parry (India) Ltd. .................                    Chemicals                            153,677          457,075


16 | Annual Report

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------------------------------------------
     TEMPLETON BRIC FUND                                              INDUSTRY                           SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     COMMON STOCKS (CONTINUED)
     INDIA (CONTINUED)
     Gail India Ltd. .............................                 Gas Utilities                           338,400    $   2,076,153
     Gujarat Industries Power Co. Ltd. ...........  Independent Power Producers & Energy Traders           300,046          383,755
     HCL Infosystems Ltd. ........................                  IT Services                            539,876        1,618,251
     Hero Honda Motors Ltd. ......................                  Automobiles                            363,098        5,769,402
     Hindalco Industries Inc. ....................                Metals & Mining                          356,900        1,078,480
     Hindustan Petroleum Corp. Ltd. ..............          Oil, Gas & Consumable Fuels                    109,300          625,332
     ICICI Bank Ltd. .............................                Commercial Banks                          73,000        1,444,256
   a Idea Cellular Ltd. ..........................      Wireless Telecommunication Services                393,210          862,199
 a,c Idea Cellular Ltd., 144A ....................      Wireless Telecommunication Services                 34,449           75,537
     Indian Oil Corp. Ltd. .......................          Oil, Gas & Consumable Fuels                    142,700        1,322,424
     Industrial Development Bank of India Ltd. ...                Commercial Banks                       1,829,000        3,289,400
 a,c Ishaan Real Estate PLC, 144A ................                  Real Estate                            640,792        1,122,103
     JK Cements Ltd. .............................             Construction Materials                      186,962          627,398
     Karnataka Bank Ltd. .........................                Commercial Banks                         326,000        1,293,189
     Oil & Natural Gas Corp. Ltd. ................          Oil, Gas & Consumable Fuels                    145,200        2,957,036
     Satyam Computer Services Ltd. ...............                  IT Services                            133,400        1,454,345
     Sesa Goa Ltd. ...............................                Metals & Mining                           69,347        2,735,282
   a Shipping Corp. of India Ltd. ................                     Marine                              770,180        3,114,121
     Steel Authority of India Ltd. ...............                Metals & Mining                          622,000        1,645,877
     Tata Chemicals Ltd. .........................                   Chemicals                             453,616        2,177,083
     Tata Investment Corp. Ltd. ..................                Capital Markets                            8,236           64,921
     Tata Motors Ltd. ............................                   Machinery                              49,666          838,229
     Tata Steel Ltd. .............................                Metals & Mining                           88,000          917,551
     Union Bank of India Ltd. ....................                Commercial Banks                         216,770          522,319
                                                                                                                      -------------
                                                                                                                         40,603,494
                                                                                                                      -------------
     RUSSIA 29.7%
     Bank Of Moscow ..............................                Commercial Banks                           3,213          174,322
   a Chelyabinsk Zink Plant, GDR .................                Metals & Mining                          189,670        2,499,851
 a,c Cherkizovo Group OJSC, GDR, 144A ............            Food & Staples Retailing                      57,000          752,400
   a CTC Media Inc. ..............................                     Media                                69,100        1,774,488
   b Evraz Group SA, GDR, Reg S ..................                Metals & Mining                          132,000        4,432,560
   b Evraz Group SA, GDR, Reg S
       (London Exchange) .........................                Metals & Mining                           74,454        2,500,165
     Gazprom, ADR ................................          Oil, Gas & Consumable Fuels                    570,700       23,855,260
     LUKOIL, ADR .................................          Oil, Gas & Consumable Fuels                     12,300        1,063,950
     LUKOIL, ADR (London Exchange) ...............          Oil, Gas & Consumable Fuels                    125,200       10,817,280
     Mining and Metallurgical Co. Norilsk
       Nickel, ADR ...............................                Metals & Mining                           55,900       10,344,295
     Mobile TeleSystems ..........................      Wireless Telecommunication Services                 52,000          511,680
     Mobile Telesystems, ADR .....................      Wireless Telecommunication Services                 34,700        1,941,812
   a OAO TMK, GDR ................................          Energy Equipment & Services                    256,750        8,613,962
   a Open Investments ............................                  Real Estate                              4,000        1,044,000
   a Polyus Gold .................................                Metals & Mining                           24,481        1,182,432
   a Polyus Gold, ADR ............................                Metals & Mining                           13,000          626,727
     TNK-BP ......................................          Oil, Gas & Consumable Fuels                  1,252,000        2,773,180
     Unified Energy Systems ......................               Electric Utilities                      4,242,400        5,748,452
   a Veropharm ...................................                Pharmaceuticals                           54,000        2,187,000
     Vsmpo-Avisma Corp. ..........................                Metals & Mining                            4,000        1,285,194
                                                                                                                      -------------
                                                                                                                         84,129,010
                                                                                                                      -------------


                                                              Annual Report | 17

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------------------------------------------
     TEMPLETON BRIC FUND                                              INDUSTRY                           SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     COMMON STOCKS (CONTINUED)
     TOTAL COMMON STOCKS (COST $181,471,418) .....                                                                    $ 196,876,249
                                                                                                                      -------------
     PREFERRED STOCKS 24.8%
     BRAZIL 24.8%
     Banco Bradesco SA, ADR, pfd. ................                Commercial Banks                         276,200       11,169,528
     Companhia Energetica de Minas Gerais,
       ADR, pfd. .................................               Electric Utilities                         16,250          790,563
     Companhia Paranaense de Energia-Copel,
     ADR, pfd. ...................................  Independent Power Producers & Energy Traders           275,600        3,202,472
     Companhia Vale do Rio Doce, ADR, pfd., A ....                Metals & Mining                          505,600       15,815,168
     Investimentos Itau SA, pfd. .................                Commercial Banks                         976,000        5,432,720
     Marcopolo SA, pfd. ..........................                   Machinery                             653,569        1,977,157
     Petroleo Brasileiro SA, ADR, pfd. ...........          Oil, Gas & Consumable Fuels                    193,600       17,298,160
     Sadia SA, pfd. ..............................                 Food Products                           788,288        2,995,189
     Tam SA, pfd. ................................                    Airlines                             108,000        2,858,916
     Unibanco - Uniao de Bancos Brasileiros
       SA, GDR, pfd. .............................                Commercial Banks                          97,000        8,483,620
                                                                                                                      -------------
     TOTAL PREFERRED STOCKS (COST $62,889,706) ...                                                                       70,023,493
                                                                                                                      -------------
     TOTAL LONG TERM INVESTMENTS
     (COST $244,361,124) .........................                                                                      266,899,742
                                                                                                                      -------------

                                                                                                   ----------------
                                                                                                   PRINCIPAL AMOUNT
                                                                                                   ----------------
     SHORT TERM INVESTMENT
       (COST $7,096,042) 2.5%
     UNITED STATES 2.5%
   d FHLB, 4/02/07 ...............................                                                 $     7,099,000        7,099,000
                                                                                                                      -------------
     TOTAL INVESTMENTS (COST $251,457,166)
       96.9% .....................................                                                                      273,998,742
     OTHER ASSETS, LESS LIABILITIES 3.1% .........                                                                        8,735,732
                                                                                                                      -------------
     NET ASSETS 100.0% ...........................                                                                    $ 282,734,474
                                                                                                                      =============

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
FHLB - Federal Home Loan Bank
GDR - Global Depository Receipt

a     Non-income producing for the twelve months ended March 31, 2007.

b Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2007, the aggregate value of these securities was $7,299,265 representing 2.58% of net assets.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2007, the aggregate value of these securities was $1,950,040, representing 0.69% of net assets.

d     The security is traded on a discount basis with no stated coupon rate.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007

                                                                                                                   -------------
                                                                                                                     TEMPLETON
                                                                                                                     BRIC FUND
                                                                                                                   -------------
Assets:
   Investments in securities:
      Cost ......................................................................................................  $ 251,457,166
                                                                                                                   =============
      Value .....................................................................................................  $ 273,998,742
   Foreign currency, at value (cost $615,797) ...................................................................        556,992
   Receivables:
      Investment securities sold ................................................................................     10,045,137
      Capital shares sold .......................................................................................      2,645,107
      Dividends .................................................................................................        577,770
   Offering costs ...............................................................................................          6,826
                                                                                                                   -------------
         Total assets ...........................................................................................    287,830,574
                                                                                                                   -------------
Liabilities:
   Payables:
      Investment securities purchased ...........................................................................      4,004,885
      Capital shares redeemed ...................................................................................        409,354
      Affiliates ................................................................................................        537,266
   Funds advanced by custodian ..................................................................................         42,099
   Accrued expenses and other liabilities .......................................................................        102,496
                                                                                                                   -------------
         Total liabilities ......................................................................................      5,096,100
                                                                                                                   -------------
            Net assets, at value ................................................................................  $ 282,734,474
                                                                                                                   =============
Net assets consist of:
   Paid-in capital ..............................................................................................  $ 255,923,117
   Distributions in excess of net investment income .............................................................        (66,570)
   Net unrealized appreciation (depreciation) ...................................................................     22,486,688
   Accumulated net realized gain (loss) .........................................................................      4,391,239
                                                                                                                   -------------
            Net assets, at value ................................................................................  $ 282,734,474
                                                                                                                   =============
CLASS A:
   Net assets, at value .........................................................................................  $ 212,713,964
                                                                                                                   =============
   Shares outstanding ...........................................................................................     16,309,859
                                                                                                                   =============
   Net asset value per share a ..................................................................................  $       13.04
                                                                                                                   =============
   Maximum offering price per share (net asset value per share / 94.25%) ........................................  $       13.84
                                                                                                                   =============
CLASS C:
   Net assets, at value .........................................................................................  $  70,020,510
                                                                                                                   =============
   Shares outstanding ...........................................................................................      5,391,700
                                                                                                                   =============
   Net asset value and maximum offering price per share a .......................................................  $       12.99
                                                                                                                   =============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the period June 1, 2006 (commencement of operations) to March 31, 2007

                                                                                                                   -------------
                                                                                                                     TEMPLETON
                                                                                                                     BRIC FUND
                                                                                                                   -------------
Investment income:
   Dividends (net of foreign taxes of $85,295) ..................................................................  $   1,583,496
   Interest .....................................................................................................        414,909
                                                                                                                   -------------
         Total investment income ................................................................................      1,998,405
                                                                                                                   -------------
Expenses:
   Management fees (Note 3a) ....................................................................................      1,225,771
   Administrative fees (Note 3b) ................................................................................        196,123
   Distribution fees (Note 3c)
      Class A ...................................................................................................        267,557
      Class C ...................................................................................................        216,634
   Transfer agent fees (Note 3e) ................................................................................        159,995
   Custodian fees (Note 4) ......................................................................................         97,722
   Reports to shareholders ......................................................................................         26,726
   Registration and filing fees .................................................................................         18,313
   Professional fees ............................................................................................         36,926
   Trustees' fees and expenses ..................................................................................          9,753
   Amortization of offering costs ...............................................................................         33,360
   Other ........................................................................................................          4,712
                                                                                                                   -------------
         Total expenses .........................................................................................      2,293,592
         Expense reductions (Note 4) ............................................................................         (2,967)
         Expenses waived/paid by affiliates (Note 3f) ...........................................................        (41,127)
                                                                                                                   -------------
            Net expenses ........................................................................................      2,249,498
                                                                                                                   -------------
               Net investment income (loss) .....................................................................       (251,093)
                                                                                                                   -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments (net of foreign taxes of $91,076) .............................................................      5,270,615
      Foreign currency transactions .............................................................................        108,207
                                                                                                                   -------------
               Net realized gain (loss) .........................................................................      5,378,822
                                                                                                                   -------------
Net change in unrealized appreciation (depreciation) on:
   Investments ..................................................................................................     22,541,576
   Translation of assets and liabilities denominated in foreign currencies ......................................        (54,888)
                                                                                                                   -------------
               Net change in unrealized appreciation (depreciation) .............................................     22,486,688
                                                                                                                   -------------
Net realized and unrealized gain (loss) .........................................................................     27,865,510
                                                                                                                   -------------
Net increase (decrease) in net assets resulting from operations .................................................  $  27,614,417
                                                                                                                   =============


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Investment Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                 ---------------
                                                                                                                    TEMPLETON
                                                                                                                    BRIC FUND
                                                                                                                 ---------------
                                                                                                                   PERIOD ENDED
                                                                                                                 MARCH 31,2007 a
                                                                                                                 ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ............................................................................. $      (251,093)
      Net realized gain (loss) from investments and foreign currency transactions ..............................       5,378,822
      Net change in unrealized appreciation (depreciation) on investments
        and translation of assets and liabilities denominated in foreign currencies ............................      22,486,688
                                                                                                                 ---------------
            Net increase (decrease) in net assets resulting from operations ....................................      27,614,417
                                                                                                                 ---------------
   Distributions to shareholders from:
      Net investment income:

         Class A ...............................................................................................        (496,890)
         Class C ...............................................................................................         (87,817)
      Net realized gain:
         Class A ...............................................................................................        (174,038)
         Class C ...............................................................................................         (45,927)
                                                                                                                 ---------------
   Total distribution to shareholders ..........................................................................        (804,672)
                                                                                                                 ---------------
   Capital share transactions: (Note 2)
         Class A ...............................................................................................     191,362,402
         Class C ...............................................................................................      64,559,534
                                                                                                                 ---------------
   Total capital share transactions ............................................................................     255,921,936
                                                                                                                 ---------------

   Redemption fees .............................................................................................           2,793
                                                                                                                 ---------------

            Net increase (decrease) in net assets ..............................................................     282,734,474
Net assets:
   Beginning of period .........................................................................................              --
                                                                                                                 ---------------
   End of period ............................................................................................... $   282,734,474
                                                                                                                 ===============
Distributions in excess of net investment income included in net assets:
   End of period ............................................................................................... $       (66,570)
                                                                                                                 ===============

a     For the period June 1, 2006 (commencement of operations) to March 31,
      2007.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton BRIC Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers two classes of shares: Class A and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities,


22 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                              Annual Report | 23

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


24 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                                                              Annual Report | 25

Templeton Global Investment Trust

TEMPLETON BRIC FUND

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                         ---------------------------
                                                                PERIOD ENDED
                                                               MARCH 31, 2007 a
                                                         ---------------------------
                                                           SHARES         AMOUNT
                                                         ---------------------------
CLASS A SHARES:
   Shares sold ......................................    17,657,078   $ 207,868,507
   Shares issued in reinvestment of distributions ...        45,781         567,225
   Shares redeemed ..................................    (1,393,000)    (17,073,330)
                                                         ---------------------------
   Net increase (decrease) ..........................    16,309,859   $ 191,362,402
                                                         ===========================
CLASS C SHARES:
   Shares sold ......................................     5,661,585   $  67,871,827
   Shares issued in reinvestment of distributions ...         8,967         110,825
   Shares redeemed ..................................      (278,852)     (3,423,118)
                                                         ---------------------------
   Net increase (decrease) ..........................     5,391,700   $  64,559,534
                                                         ===========================

a     For the period June 1, 2006 (commencement of operations) to March 31,
      2007.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------
SUBSIDIARY                                                       AFFILIATION
---------------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                           Investment manager
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)    Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      1.250%               Up to and including $1 billion
      1.200%               Over $1 billion, up to and including $5 billion
      1.150%               Over $5 billion, up to and including $10 billion
      1.100%               Over $10 billion, up to and including $15 billion
      1.050%               Over $15 billion, up to and including $20 billion
      1.000%               In excess of $20 billion


26 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ..................................................   0.35%
Class C ..................................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ...........................   $ 629,252
Contingent deferred sales charges retained ...............   $   6,571

E. TRANSFER AGENT FEES

For the period ended March 31, 2007, the Fund paid transfer agent fees of $159,995, of which $100,432 was retained by Investor Services.

F. EXPENSE WAIVER AND REIMBURSEMENTS

FT Services and TAML have agreed in advance to waive a portion of their respective fees and to assume payment of other expenses through August 1, 2008. Total expenses waived are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After August 1, 2008 FT Services and TAML may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended March 31, 2007, custodian fees were reduced as noted in the Statement of Operations.


                                                              Annual Report | 27

Templeton Global Investment Trust

TEMPLETON BRIC FUND

5. INCOME TAXES

The tax character of distributions paid during the period ended March 31, 2007 was as follows:

                                                                ----------
                                                                   2007
                                                                ----------
Distributions paid from - ordinary income ...................   $  804,672

At March 31, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ......................................   $ 251,529,996
                                                             =============

Unrealized appreciation ..................................   $  26,878,927
Unrealized depreciation ..................................      (4,410,181)
                                                             -------------
Net unrealized appreciation (depreciation) ...............   $  22,468,746
                                                             =============

Distributable earnings - undistributed ordinary income ...   $   4,397,499
                                                             =============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2007, aggregated $273,980,333 and $34,918,418, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. At March 31, 2007, the Fund had 30.0%, 29.7%, 14.4%, and 20.3% of its net assets invested in Brazil, Russia, India, and the China Region (including China, Hong Kong, and Taiwan), respectively.


28 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that settlement.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                              Annual Report | 29

Templeton Global Investment Trust

TEMPLETON BRIC FUND

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


30 | Annual Report

Templeton Global Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON BRIC FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton BRIC Fund (one of the funds constituting the Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 2006 (commencment of operations) through March 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2007


                                                              Annual Report | 31

Templeton Global Investment Trust

TAX DESIGNATION (UNAUDITED)

TEMPLETON BRIC FUND

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $4,703,027 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $592,661 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $415,300 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2007.

At March 31, 2007, more than 50% of the Templeton BRIC Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on May 14, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A and Class C shareholders of record.

RECORD DATE: 5/14/2007

-------------------------------------------------------------------------------------------------------------
                                                                             CLASS A
                                                            FOREIGN TAX      FOREIGN           FOREIGN
                                                               PAID       SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                                                      PER SHARE      PER SHARE         PER SHARE
-------------------------------------------------------------------------------------------------------------
Brazil ...................................................   $  0.0026     $   0.0273        $    0.0019
Cayman Islands ...........................................      0.0000         0.0003             0.0000
China ....................................................      0.0000         0.0040             0.0021
Hong Kong ................................................      0.0000         0.0024             0.0000
India ....................................................      0.0039         0.0108             0.0103
Russia ...................................................      0.0007         0.0040             0.0031
Taiwan ...................................................      0.0001         0.0005             0.0000
                                                             ================================================
TOTAL ....................................................   $  0.0073     $   0.0493        $    0.0174
                                                             ================================================


32 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

-------------------------------------------------------------------------------------------------------------
                                                                             CLASS C
                                                            FOREIGN TAX      FOREIGN           FOREIGN
                                                               PAID       SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                                                      PER SHARE      PER SHARE         PER SHARE
-------------------------------------------------------------------------------------------------------------
Brazil ...................................................   $  0.0026     $   0.0244        $    0.0017
Cayman Islands ...........................................      0.0000         0.0002             0.0000
China ....................................................      0.0000         0.0036             0.0019
Hong Kong ................................................      0.0000         0.0022             0.0000
India ....................................................      0.0039         0.0096             0.0092
Russia ...................................................      0.0007         0.0036             0.0028
Taiwan ...................................................      0.0001         0.0004             0.0000
                                                             ================================================
TOTAL ....................................................   $  0.0073     $   0.0440        $    0.0156
                                                             ================================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2008, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                              Annual Report | 33

Templeton Global Investment Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION   TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee    Since 1994    142                       Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                              company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002);
and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)         Trustee    Since 2001    19                        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd; Director,
Provo Power Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY,
Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
-----------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee    Since 1996    142                       Director, Hess Corporation
500 East Broward Blvd.                                                              (formerly, Amerada Hess
Suite 2100                                                                          Corporation) (exploration and
Fort Lauderdale, FL 33394-3091                                                      refining of oil and gas), H.J.
                                                                                    Heinz Company (processed foods and
                                                                                    allied products), RTI
                                                                                    International Metals, Inc.
                                                                                    (manufacture and distribution of
                                                                                    titanium), Canadian National
                                                                                    Railway (rail-road) and White
                                                                                    Mountains Insurance Group, Ltd.
                                                                                    (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United
States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department
(1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)          Trustee    Since 2006    19                        Director, Emeritus Corporation
500 East Broward Blvd.                                                              (assisted living) and OSI
Suite 2100                                                                          Pharmaceuticals, Inc.
Fort Lauderdale, FL 33394-3091                                                      (pharmaceutical products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing
Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice
Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read
& Co. Inc. (1982-1997).
-----------------------------------------------------------------------------------------------------------------------


34 | Annual Report

-----------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION   TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee    Since 2003    141                       Director, Hess Corporation
500 East Broward Blvd.                                                              (formerly, Amerada Hess
Suite 2100                                                                          Corporation) (exploration and
Fort Lauderdale, FL 33394-3091                                                      refining of oil and gas) and
                                                                                    Sentient Jet (private jet
                                                                                    service); and FORMERLY, Director,
                                                                                    Becton Dickinson and Company
                                                                                    (medical technology), Cooper
                                                                                    Industries Inc., (electrical
                                                                                    products and tools and hardware),
                                                                                    Health Net, Inc. (formerly,
                                                                                    Foundation Health) (integrated
                                                                                    managed care), The Hertz
                                                                                    Corporation (car rental), Pacific
                                                                                    Southwest Airlines, The RCA
                                                                                    Corporation, Unicom (formerly,
                                                                                    Commonwealth Edison), UAL
                                                                                    Corporation (airlines) and White
                                                                                    Mountains Insurance Group, Ltd.
                                                                                    (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL
Corporation.
-----------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)        Trustee    Since 2006    140                        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products);
and FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of
Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
-----------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS     Trustee    Since 2001    19                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Trustee    Since 2006    32                        Director, El Oro and Exploration
500 East Broward Blvd.                                                              Co., p.l.c. (investments) and ARC
Suite 2100                                                                          Wireless Solutions, Inc. (wireless
Fort Lauderdale, FL 33394-3091                                                      components and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
-----------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,          Trustee and Vice      142                       None
One Franklin Parkway             Chairman of       President since
San Mateo, CA 94403-1906         the Board and     1994 and
                                 Vice President    Chairman of the
                                                   Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 41 of the investment companies in Franklin Templeton Investments.

-----------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)      Trustee           Since December        90                        None
One Franklin Parkway                               2006
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited;
President, Templeton Worldwide, Inc.; Vice President and Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 30 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief             Chief Compliance      Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice
                                 Vice President    President - AML
                                 - AML             Compliance since
                                 Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)        President and     President since       Not Applicable            Not Applicable
PO Box N-7759                    Chief Executive   2001 and Chief
Lyford Cay, Nassau, Bahamas      Officer -         Executive Officer -
                                 Investment        Investment
                                 Management        Management
                                                   since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice       Since 2002            Not Applicable            Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President    Since 2000            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

-----------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1994            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice President    Since 1994            Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President and Controller, Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary         Since 2004            Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer         Since 2004            Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
-----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

-----------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)              Chief Financial   Since 2004            Not Applicable            Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1999-2004).
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to March 31, 2007, S. Joseph Fortunato and Gordon S. Macklin ceased to be a trustee of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION (FORMERLY, AMERADA HESS CORPORATION), A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD. AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2006, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


38 | Annual Report

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON BRIC FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton BRIC Fund, one of the separate funds comprising Templeton Global Investment Trust ("Funds"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for the Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment


                                                              Annual Report | 39

Templeton Global Investment Trust

TEMPLETON BRIC FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals to the extent applicable. Templeton BRIC Fund, which has been in public operation for less than a full year, has no meaningful performance record and was not ranked by Lipper.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund


40 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The Lipper report for Templeton BRIC Fund showed its contractual investment management fee rate to be in the most expensive quintile of its Lipper expense group, with actual total expenses being partially waived or subsidized by management. The Board found such fees and expenses to be acceptable, noting the Fund's relatively small size and short period of operation as well as management's subsidization of expenses.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft"


                                                              Annual Report | 41

Templeton Global Investment Trust

TEMPLETON BRIC FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. While intending to monitor future growth, in view of asset levels at year-end, as well as the previously mentioned subsidization of expenses, the Board did not believe that management was benefiting from any meaningful economies of scale, but noted that the management advisory fee schedule provided for breakpoints.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec. gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


42 | Annual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income
Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
   Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/07                                              Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON    One Franklin Parkway
   INVESTMENTS        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON BRIC FUND

INVESTMENT MANAGER

Templeton Asset Management, Ltd.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

405 A2007 05/07

TEMPLETON EMERGING MARKETS SMALL CAP FUND



                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                        MARCH 31, 2007
--------------------------------------------------------------------------------

                                                A series of Templeton Global
                                                Investment Trust

--------------------------------------------------------------------------------
   ANNUAL REPORT AND SHAREHOLDER LETTER                    INTERNATIONAL
--------------------------------------------------------------------------------
                                                      WANT TO RECEIVE
                                                      THIS DOCUMENT
                                                      FASTER VIA EMAIL?
            TEMPLETON EMERGING MARKETS
                  SMALL CAP FUND                      Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Templeton Emerging Markets Small Cap Fund .................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   13

Financial Highlights and Statement of Investments .........................   15

Financial Statements ......................................................   22

Notes to Financial Statements .............................................   26

Report of Independent Registered Public Accounting Firm ...................   35

Tax Designation ...........................................................   36

Board Members and Officers ................................................   39

Shareholder Information ...................................................   44

--------------------------------------------------------------------------------
Annual Report

Templeton Emerging Markets Small Cap Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Emerging Markets Small Cap Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small-cap companies (market capitalization between $100 million and $1 billion) located in emerging market countries, as defined in the Fund's prospectus.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 3/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asia ...................................................................   61.1%

Europe .................................................................   14.6%

Latin America ..........................................................    7.5%

Middle East & Africa ...................................................    5.7%

North America ..........................................................    3.8%

Short-Term Investments & Other Net Assets ..............................    7.3%

--------------------------------------------------------------------------------

Dear Shareholder:

This inaugural annual report for Templeton Emerging Markets Small Cap Fund covers the period since inception on October 2, 2006, through March 31, 2007.

PERFORMANCE OVERVIEW

Templeton Emerging Markets Small Cap Fund - Class A posted a cumulative total return of +15.19% since inception on October 2, 2006, through March 31, 2007. The Fund underperformed its benchmark, the Morgan Stanley Capital International
(MSCI) Emerging Markets (EM) Index, which posted a +20.40%

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                                               Annual Report | 3
cumulative total return over the same period. 1 The Fund's large cash position, which we discuss later in this report, hindered Fund performance. Please note that index performance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the period under review, emerging markets recorded strong performances amid a favorable economic environment and significant liquidity. Latin American markets were the top performers as they benefited from relatively high commodity prices, solid domestic demand and smooth transitions of power in some of the region's key economies. International confidence in the region was high, especially in Brazil, which loosened monetary policy, increased foreign reserves and implemented fiscal incentives aimed at boosting economic growth and investment.

China's was among the strongest performing markets globally, as strong fund inflows and continued investor interest in one of the world's fastest growing economies propelled stock prices higher. Investor interest in China-related stocks, a strong economic environment and stabilizing interest rates helped drive the Hong Kong market, while political instability seemed to affect the Taiwanese market, which underperformed its peers. In Thailand, a military coup, capital controls, bombing attacks and new restrictions on foreign ownership in listed companies in selected sectors rattled investor confidence in Thai equity investments. India continued to experience strong foreign capital inflows as investors seemed attracted to the country's strong economic growth; however, broader market returns were muted during the reporting period, driven mostly by certain large capitalization stocks. Monetary tightening in the period's latter half curbed excess liquidity, which slowed the market's advance. A strong rupee relative to the U.S. dollar, however, contributed to higher returns in dollar terms.

In Europe, despite double-digit returns, Russia's market lagged many of its emerging market counterparts. An oil price correction during the period led investors to adopt a more cautious approach and lock in gains made over the past few years. However, rebounding oil prices toward period-end seemed to provide investors with renewed confidence. In addition, the country reported 6.7% gross domestic product growth in 2006, and US$28.7 billion in foreign

1. Source: Standard & Poor's Micropal. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


4 | Annual Report
direct investment in 2006 was more than double the amount in 2005, which may benefit Russia's market in the longer term. 2 Hungary and Poland experienced solid U.S. dollar returns as strong local currencies boosted the markets' returns.

After the Turkish market suffered significant losses in a May and June 2006 global market selloff, investors' search for oversold stocks contributed to the market's recovery in the reporting period's latter half. Strong fiscal performance, robust foreign direct investment, continuing European Union accession talks and support from the International Monetary Fund seemed to boost investor confidence in Turkish stocks. In South Africa, a consumer spending boom propelled by low borrowing rates and greater domestic demand contributed to higher corporate earnings in many consumer-related companies. However, late in the period, the South African rand weakened in relation to the U.S. dollar and eroded the market's gains in dollar terms.

Although global equity markets experienced significant volatility toward period-end, most markets rebounded as investors seem to use this period to build positions at more attractive prices. Of course, in a bull market that has run for nearly four years with little interruption, corrections such as these are not surprising and are, in fact, healthy in our opinion.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's potential long-term (typically five years) earnings, asset value, cash flow potential, price/earnings ratio, profit margins, liquidation value and other variables. In choosing investments, we strongly believe in onsite visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

MANAGER'S DISCUSSION

During the period under review, the Fund's performance, relative to the benchmark MSCI EM Index, benefited from stock selection in Taiwan and Hong Kong. An underweighted position in South Korea was also a key contributor to the Fund's relative performance as that market underperformed the benchmark during the reporting period. Taiwanese stocks that helped performance included index component Realtek Semiconductor and non-index components

2.    Source: Central Bank of the Russian Federation.

TOP 10 EQUITY HOLDINGS
3/31/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Victory City International Holdings Ltd.                                    3.8%
  TEXTILES, APPAREL & LUXURY GOODS,
  BERMUDA
--------------------------------------------------------------------------------
Far East Consortium International
Ltd., fgn.                                                                  3.4%
  REAL ESTATE MANAGEMENT &
  DEVEOPMENT, HONG KONG
--------------------------------------------------------------------------------
PT Panin Life Tbk                                                           3.3%
  INSURANCE, INDONESIA
--------------------------------------------------------------------------------
Norstar Founders Group Ltd.                                                 3.2%
  AUTO COMPONENTS, HONG KONG
--------------------------------------------------------------------------------
Delta Electronics (Thailand) Public Co.
Ltd., fgn.                                                                  3.0%
  ELECTRONIC EQUIPMENT & INSTRUMENTS,
  THAILAND
--------------------------------------------------------------------------------
Road King Infrastructure Ltd., Reg S                                        3.0%
  TRANSPORTATION INFRASTRUCTURE,
  HONG KONG
--------------------------------------------------------------------------------
Marcopolo SA, pfd.                                                          3.0%
  MACHINERY, BRAZIL
--------------------------------------------------------------------------------
Lewis Group Ltd.                                                            2.8%
  SPECIALTY RETAIL, SOUTH AFRICA
--------------------------------------------------------------------------------
Kagiso Media Ltd.                                                           2.6%
  MEDIA, SOUTH AFRICA
--------------------------------------------------------------------------------
Thai Union Frozen Products Ltd., fgn.                                       2.4%
  FOOD PRODUCTS, THAILAND
--------------------------------------------------------------------------------


                                                               Annual Report | 5

Sunplus Technology and Faraday Technology. We sold Faraday by period-end as it reached our sell price target. At the sector level, underweighted exposure to the energy sector and stock selection in the semiconductors and semiconductor equipment and automobiles and components sectors contributed to the Fund's relative performance. 3

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the period under review, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

The largest detractor from relative performance during the reporting period was the Fund's short-term investments and other net assets, or cash, position. The Fund had strong inflows in the months after its launch; therefore, the cash balance was high. In the rising stock market environment we experienced when the Fund commenced operations, our high cash allocation hindered the Fund's relative results because an index holds no cash. Since the Fund's October 2, 2006, inception, we have strived to invest the Fund as fully as possible. Consistent with our strategy, we refrained from purchasing stocks at what we considered expensive valuations and only invested after undertaking extensive study and research. As we made investments, the Fund's cash levels declined during the period, representing 7.3% of total net assets at period-end. Recent relative performance improved, and the Fund - Class A produced a +5.31% cumulative total return for the three months ended March 31, 2007, versus the MSCI EM Index's +2.35% return for the same period. 1

Another factor that hindered relative performance was the Fund's overweighted exposure to Thailand. The Thai market underperformed the index during the period, largely as a result of uncertainty about the country's political and business environment. Detractors included index components Delta Electronics and Hana Microelectronics, and non-index component Amata. However, Thai equity valuations remained among the cheapest globally in our analysis, and we remain confident of our holdings' fundamentals. By sector, the Fund's

3. The energy sector comprises oil, gas and consumable fuels in the SOI. The automobiles and components sector comprises auto components and automobiles in the SOI.


6 | Annual Report
underweighted materials sector exposure hurt relative performance, as did an overweighted position in the food, beverages and tobacco sector. 4

Thank you for your participation in Templeton Emerging Markets Small Cap Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]       /s/ Mark Mobius

                      Mark Mobius

[PHOTO OMITTED]       /s/ Dennis Lim

                      Dennis Lim

[PHOTO OMITTED]       /s/ Tom Wu

                      Tom Wu

                      Portfolio Management Team
                      Templeton Emerging Markets Small Cap Fund

4. The materials sector comprises chemicals, construction materials, metals and mining, and paper and forest products in the SOI. The food, beverages and tobacco sector comprises food products in the SOI.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

Performance Summary as of 3/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: N/A)                                          CHANGE         3/31/07        10/2/06
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                          +$1.50          $11.50         $10.00
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (10/2/06-3/31/07)
----------------------------------------------------------------------------------------------------
Dividend Income                               $0.0183
----------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: N/A)                                          CHANGE         3/31/07        10/2/06
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                          +$1.46          $11.46         $10.00
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (10/2/06-3/31/07)
----------------------------------------------------------------------------------------------------
Dividend Income                               $0.0117
----------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: N/A)                                          CHANGE         3/31/07        10/2/06
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                          +$1.50          $11.50         $10.00
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (10/2/06-3/31/07)
----------------------------------------------------------------------------------------------------
Dividend Income                               $0.0120
----------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                                    CHANGE         3/31/07        10/2/06
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                          +$1.51          $11.51         $10.00
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (10/2/06-3/31/07)
----------------------------------------------------------------------------------------------------
Dividend Income                               $0.0237
----------------------------------------------------------------------------------------------------


8 | Annual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURN AND VALUE OF 10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------
CLASS A                                                                            INCEPTION (10/2/06)
------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                                                 +15.19%
------------------------------------------------------------------------------------------------------
Aggregate Total Return 3                                                                   +8.57%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                                            $10,857
------------------------------------------------------------------------------------------------------
    Total Annual Operating Expenses 5
------------------------------------------------------------------------------------------------------
         Without Waiver                                2.34%
------------------------------------------------------------------------------------------------------
         With Waiver                                   2.15%
------------------------------------------------------------------------------------------------------
CLASS C                                                                            INCEPTION (10/2/06)
------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                                                 +14.82%
------------------------------------------------------------------------------------------------------
Aggregate Total Return 3                                                                  +13.82%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                                            $11,382
------------------------------------------------------------------------------------------------------
    Total Annual Operating Expenses 5
------------------------------------------------------------------------------------------------------
         Without Waiver                                2.99%
------------------------------------------------------------------------------------------------------
         With Waiver                                   2.80%
------------------------------------------------------------------------------------------------------
CLASS R                                                                            INCEPTION (10/2/06)
------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                                                 +15.13%
------------------------------------------------------------------------------------------------------
Aggregate Total Return 3                                                                  +15.13%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                                            $11,513
------------------------------------------------------------------------------------------------------
    Total Annual Operating Expenses 5
------------------------------------------------------------------------------------------------------
         Without Waiver                                2.49%
------------------------------------------------------------------------------------------------------
         With Waiver                                   2.30%
------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                                                      INCEPTION (10/2/06)
------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                                                 +15.35%
------------------------------------------------------------------------------------------------------
Aggregate Total Return 3                                                                  +15.35%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                                            $11,535
------------------------------------------------------------------------------------------------------
    Total Annual Operating Expenses 5
------------------------------------------------------------------------------------------------------
         Without Waiver                                1.99%
------------------------------------------------------------------------------------------------------
         With Waiver                                   1.80%
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE FUND'S MANAGER AND ADMINISTRATOR AGREED IN ADVANCE TO CONTRACTUALLY WAIVE OR LIMIT THEIR FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND THROUGH MARCH 31, 2007. THE CONTRACTUAL WAIVER HAS BEEN EXTENDED THROUGH JULY 31, 2008.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AGGREGATE TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                  3/31/07
--------------------------------------------------------------------------------
Since Inception (10/2/06)                                                 +8.57%
--------------------------------------------------------------------------------

CLASS A (10/2/06-3/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             Templeton Emerging            MSCI Emerging Markets
Date                       Markets Small Cap Fund                 Index 6
10/2/2006                         $ 9,425                         $10,000
10/31/2006                        $ 9,566                         $10,475
11/30/2006                        $10,057                         $11,256
12/31/2006                        $10,309                         $11,764
1/31/2007                         $10,564                         $11,642
2/28/2007                         $10,649                         $11,574
3/31/2007                         $10,857                         $12,040

AGGREGATE TOTAL RETURN

--------------------------------------------------------------------------------
CLASS C                                                                  3/31/07
--------------------------------------------------------------------------------
Since Inception (10/2/06)                                                +13.82%
--------------------------------------------------------------------------------

CLASS C (10/2/06-3/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             Templeton Emerging         MSCI Emerging Markets
Date                       Markets Small Cap Fund              Index 6
10/2/2006                         $10,000                      $10,000
10/31/2006                        $10,140                      $10,475
11/30/2006                        $10,660                      $11,256
12/31/2006                        $10,922                      $11,764
1/31/2007                         $11,192                      $11,642
2/28/2007                         $11,282                      $11,574
3/31/2007                         $11,382                      $12,040


10 | Annual Report

CLASS R (10/2/06-3/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             Templeton Emerging         MSCI Emerging Markets
Date                       Markets Small Cap Fund              Index 6
10/2/2006                         $10,000                      $10,000
10/31/2006                        $10,140                      $10,475
11/30/2006                        $10,670                      $11,256
12/31/2006                        $10,933                      $11,764
1/31/2007                         $11,213                      $11,642
2/28/2007                         $11,292                      $11,574
3/31/2007                         $11,513                      $12,040

AGGREGATE TOTAL RETURN

--------------------------------------------------------------------------------
CLASS R                                                                  3/31/07
--------------------------------------------------------------------------------
Since Inception (10/2/06)                                                +15.13%
--------------------------------------------------------------------------------

ADVISOR CLASS (10/2/06-3/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             Templeton Emerging         MSCI Emerging Markets
Date                       Markets Small Cap Fund              Index 6
10/2/2006                         $10,000                      $10,000
10/31/2006                        $10,150                      $10,475
11/30/2006                        $10,680                      $11,256
12/31/2006                        $10,944                      $11,764
1/31/2007                         $11,224                      $11,642
2/28/2007                         $11,314                      $11,574
3/31/2007                         $11,535                      $12,040

AGGREGATE TOTAL RETURN

--------------------------------------------------------------------------------
ADVISOR CLASS                                                            3/31/07
--------------------------------------------------------------------------------
Since Inception (10/2/06)                                                +15.35%
--------------------------------------------------------------------------------


                                                              Annual Report | 11

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKET COUNTRIES INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE, LESSER LIQUIDITY AND LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS. SMALLER-COMPANY STOCKS HAVE HISTORICALLY HAD MORE PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. BECAUSE THE FUND IS NONDIVERSIFIED AND MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND, IT MAY BE MORE SENSITIVE TO ECONOMIC, BUSINESS, POLITICAL OR OTHER CHANGES AFFECTING SIMILAR ISSUERS OR SECURITIES. ALL INVESTMENTS IN THE FUND SHOULD BE THOUGHT OF AS LONG-TERM INVESTMENTS THAT COULD EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. The manager and administrator have agreed in advance to limit their respective fees and, if needed, to assume as their own expense certain expenses otherwise payable by the Fund. If the manager and administrator had not taken this action, the Fund's total return would have been lower. After 8/1/08, the manager and administrator may end this agreement at any time upon notice to the Fund's board.

2. Cumulative total return represents the change in value of an investment over the period indicated.

3. Aggregate total return represents the change in value of an investment over the period indicated. Since the Fund has existed for less than one year, average annual total returns are not available.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: Standard & Poor's Micropal. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.


12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT                               EXPENSES PAID DURING PERIOD*
                                                      VALUE                                        ACTUAL 10/2/06-3/31/07
                                                  ACTUAL 10/2/06             ENDING ACCOUNT             HYPOTHETICAL
CLASS A                                        HYPOTHETICAL 10/1/06          VALUE 3/31/07             10/1/06-3/31/07
----------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000                   $1,151.90                   $11.41
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000                   $1,014.21                   $10.80
----------------------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000                   $1,148.20                   $14.83
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000                   $1,010.97                   $14.04
----------------------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000                   $1,151.30                   $12.20
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000                   $1,013.46                   $11.55
----------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000                   $1,153.50                   $ 9.56
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000                   $1,015.96                   $ 9.05
----------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 2.15%; C: 2.80%; R: 2.30%; and Advisor:
      1.80%), multiplied by the average account value over the period, multiplied by 182/365 (Hypothetical) to reflect the one-half year period. For actual expenses, the multiplier is 180/365 to reflect the number of days since inception.


14 | Annual Report

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                ----------------
                                                                  PERIOD ENDED
CLASS A                                                         MARCH 31, 2007 d
                                                                ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ........................       $ 10.00
                                                                    -------
Income from investment operations a:

 Net investment income b ....................................          0.09

 Net realized and unrealized gains (losses) .................          1.43
                                                                    -------
Total from investment operations ............................          1.52
                                                                    -------
Less distributions from net investment income ...............         (0.02)
                                                                    -------
Redemption fees .............................................            -- e
                                                                    -------
Net asset value, end of period ..............................       $ 11.50
                                                                    -------
Total return c ..............................................         15.19%

RATIOS TO AVERAGE NET ASSETS

 Expenses before waiver and payments by affiliates ..........          2.82% g

 Expenses net of waiver and payments by affiliates ..........          2.15% f,g

 Net investment income ......................................          1.54% g

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................       $37,774

Portfolio turnover rate .....................................         50.04%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     For the period October 2, 2006 (commencement of operations) to March 31,
      2007.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.

g     Annualized.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                ----------------
                                                                  PERIOD ENDED
CLASS C                                                         MARCH 31, 2007 d
                                                                ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ........................       $ 10.00
                                                                    -------
Income from investment operations a:

 Net investment income b ....................................          0.04

 Net realized and unrealized gains (losses) .................          1.43
                                                                    -------
Total from investment operations ............................          1.47
                                                                    -------
Less distributions from net investment income ...............         (0.01)
                                                                    -------
Redemption fees .............................................            -- e
                                                                    -------
Net asset value, end of period ..............................       $ 11.46
                                                                    -------
Total return c ..............................................         14.82%

RATIOS TO AVERAGE NET ASSETS

 Expenses before waiver and payments by affiliates ..........          3.47% g

 Expenses net of waiver and payments by affiliates ..........          2.80% f,g

 Net investment income ......................................          0.89% g

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................       $ 8,196

Portfolio turnover rate .....................................         50.04%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     For the period October 2, 2006 (commencement of operations) to March 31,
      2007.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.

g     Annualized.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                ----------------
                                                                  PERIOD ENDED
CLASS R                                                         MARCH 31, 2007 d
                                                                ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ........................       $ 10.00
                                                                    -------
Income from investment operations a:

 Net investment income b ....................................          0.06

 Net realized and unrealized gains (losses) .................          1.45
                                                                    -------
Total from investment operations ............................          1.51
                                                                    -------
Less distributions from net investment income ...............         (0.01)
                                                                    -------
Redemption fees .............................................            -- e
                                                                    -------
Net asset value, end of period ..............................       $ 11.50
                                                                    -------
Total return c ..............................................         15.13%

RATIOS TO AVERAGE NET ASSETS

 Expenses before waiver and payments by affiliates ..........          2.97% g

 Expenses net of waiver and payments by affiliates ..........          2.30% f,g

 Net investment income ......................................          1.39% g

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................       $   197

Portfolio turnover rate .....................................         50.04%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     For the period October 2, 2006 (commencement of operations) to March 31,
      2007.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.

g     Annualized.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Global Investment Trust
FINANCIAL HIGHLIGHTS (CONTINUED)
TEMPLETON EMERGING MARKETS SMALL CAP FUND
                                                                  PERIOD ENDED
ADVISOR CLASS                                                   MARCH 31, 2007 d
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ........................       $ 10.00
                                                                    -------
Income from investment operations a:

 Net investment income b ....................................          0.11

 Net realized and unrealized gains (losses) .................          1.42
                                                                    -------
Total from investment operations ............................          1.53
                                                                    -------
Less distributions from net investment income ...............         (0.02)
                                                                    -------
Redemption fees .............................................            -- e
                                                                    -------
Net asset value, end of period ..............................       $ 11.51
                                                                    -------
Total return c ..............................................         15.35%

RATIOS TO AVERAGE NET ASSETS

 Expenses before waiver and payments by affiliates ..........          2.47% g

 Expenses net of waiver and payments by affiliates ..........          1.80% f,g

 Net investment income ......................................          1.89% g

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................       $ 1,402

Portfolio turnover rate .....................................         50.04%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     For the period October 2, 2006 (commencement of operations) to March 31,
      2007.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.

g     Annualized.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
  TEMPLETON EMERGING MARKETS SMALL CAP                                     INDUSTRY                           SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 92.7%
  COMMON STOCKS 89.7%
  ARGENTINA 1.4%
a Pampa Holding SA, GDR                                                 Capital Markets                       35,000     $   660,100
                                                                                                                         -----------
  BRAZIL 0.9%
a Datasul SA                                                               Software                           42,000         454,356
                                                                                                                         -----------
  CHINA 14.2%
  Chiwan Wharf Holdings Ltd., B                                  Transportation Infrastructure               397,825         835,565
a Kongzhong Corp., ADR                                                     Software                           32,000         224,960
  Norstar Founders Group Ltd.                                           Auto Components                    3,442,000       1,541,907
  People's Food Holdings Ltd.                                            Food Products                       250,000         247,149
b Road King Infrastructure Ltd. Reg S                            Transportation Infrastructure               872,000       1,439,745
  Shenzhen International Holdings Ltd.                              Air Freight & Logistics                4,228,000         292,219
  SinoCom Software Group Ltd.                                             IT Services                      4,338,000         777,315
a Sohu.com Inc.                                                  Internet Software & Services                 32,000         685,760
  Tong Ren Tang Technologies Co. Ltd., H                                Pharmaceuticals                      354,000         626,168
  Wasion Meters Group Ltd.                                           Electrical Equipment                    184,000          77,716
                                                                                                                         -----------
                                                                                                                           6,748,504
                                                                                                                         -----------
  HONG KONG 13.2%
  Fairwood Holdings Ltd.                                         Hotels, Restaurants & Leisure               670,000         941,579
  Far East Consortium International Ltd.                     Real Estate Management & Development          3,879,000       1,633,410
  Geely Automobile Holdings Ltd.                                          Automobiles                      2,575,000         342,760
  I.T. Ltd.                                                            Specialty Retail                    4,548,000         820,765
  Tack Fat Group International Ltd.                            Textiles, Apparel & Luxury Goods            1,320,000         197,669
  Victory City International Holdings Ltd.                     Textiles, Apparel & Luxury Goods            4,393,400       1,827,526
  Yorkey Optical International Cayman Ltd.                    Electronic Equipment & Instruments           1,468,000         516,700
                                                                                                                         -----------
                                                                                                                           6,280,408
                                                                                                                         -----------
  HUNGARY 1.7%
  Egis Nyrt                                                             Pharmaceuticals                        6,977         796,829
                                                                                                                         -----------
  INDIA 9.9%
  Ballarpur Industries Ltd.                                         Paper & Forest Products                  353,000         881,272
  E.I.D. - Parry (India) Ltd.                                              Chemicals                         172,532         513,155
  Great Eastern Shipping Co. Ltd.                                 Oil, Gas & Consumable Fuels                143,333         674,284
  HCL Infosystems Ltd.                                                    IT Services                        369,153       1,106,517
  JK Cements Ltd.                                                   Construction Materials                   122,089         409,700
  Sesa Goa Ltd.                                                         Metals & Mining                        5,000         197,217
  Tamilnadu Newsprint and Papers Ltd.                               Paper & Forest Products                  424,944         819,929
  Tata Investment Corp. Ltd.                                            Capital Markets                       13,785         108,662
                                                                                                                         -----------
                                                                                                                           4,710,736
                                                                                                                         -----------
  INDONESIA 3.3%
a PT Panin Life Tbk                                                        Insurance                      84,691,500       1,568,533
                                                                                                                         -----------
  ISRAEL 0.2%
a Taro Pharmaceutical Industries Ltd.                                   Pharmaceuticals                       12,982          97,365
                                                                                                                         -----------


                                                              Annual Report | 19

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON EMERGING MARKETS SMALL CAP                                    INDUSTRY                          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    MEXICO 0.4%
    Gruma SAB de CV .....................................                 Food Products                       57,000     $   178,913
                                                                                                                         -----------
    PAKISTAN 1.1%
    Faysal Bank Ltd. ....................................               Commercial Banks                     315,000         329,934
    Indus Motor Co. Ltd. ................................                  Automobiles                        50,700         199,689
                                                                                                                         -----------
                                                                                                                             529,623
                                                                                                                         -----------
    PANAMA 1.8%
    Banco Latinoamericano de Exportaciones SA, E ........               Commercial Banks                      52,500         873,600
                                                                                                                         -----------
    POLAND 2.2%
 a  Techmex SA ..........................................      Electronic Equipment & Instruments             94,140       1,047,120
                                                                                                                         -----------
    RUSSIA 2.8%
  a Chelyabinsk Zinc Plant ..............................                Metals & Mining                         300          38,625
a,c Cherkizovo Group OJSC, GDR, 144A ....................           Food & Staples Retailing                  19,342         255,314
a,b Cherkizovo Group OJSC, GDR, Reg S ...................           Food & Staples Retailing                  12,000         158,400
  a Veropharm ...........................................                Pharmaceuticals                      21,600         874,800
                                                                                                                         -----------
                                                                                                                           1,327,139
                                                                                                                         -----------
    SOUTH AFRICA 5.5%
    Kagiso Media Ltd. ...................................                     Media                          579,959       1,251,049
    Lewis Group Ltd. ....................................               Specialty Retail                     143,639       1,356,205
                                                                                                                         -----------
                                                                                                                           2,607,254
                                                                                                                         -----------
    SOUTH KOREA 2.7%
    Daekyo Co. Ltd. .....................................                     Media                              880          75,383
    Kook Soon Dang Brewery Co. Ltd. .....................                 Food Products                       82,858         589,138
    Samwhan Corp. .......................................          Construction & Engineering                  7,180         180,091
    YESCO Co. Ltd. ......................................                 Gas Utilities                       14,420         449,045
                                                                                                                         -----------
                                                                                                                           1,293,657
                                                                                                                         -----------
    TAIWAN 7.9%
    LITE-ON IT Corp. ....................................            Computers & Peripherals               1,024,000         885,053
    Phoenixtec Power Co. Ltd. ...........................             Electrical Equipment                 1,108,000       1,044,714
    Realtek Semiconductor Corp. .........................   Semiconductors & Semiconductor Equipment         194,000         426,225
    Sunplus Technology Co. Ltd. .........................   Semiconductors & Semiconductor Equipment         340,503         783,085
    Synnex Technology International Corp. ...............      Electronic Equipment & Instruments            265,000         328,347
  a Yageo Corp. .........................................      Electronic Equipment & Instruments            710,000         289,665
                                                                                                                         -----------
                                                                                                                           3,757,089
                                                                                                                         -----------
    THAILAND 11.7%
    Amata Corp. Public Co. Ltd., fgn. ...................     Real Estate Management & Development         2,277,800         715,676
    Delta Electronics (Thailand) Public Co. Ltd., fgn. ..      Electronic Equipment & Instruments          3,298,900       1,441,679
    Hana Microelectronics Public Co. Ltd., fgn. .........      Electronic Equipment & Instruments          1,514,800       1,135,775
    Thai Storage Battery Public Co. Ltd., fgn. ..........             Electrical Equipment                    32,100          45,156
    Thai Union Frozen Products Ltd., fgn. ...............                 Food Products                    1,789,500       1,150,064
    Thanachart Capital Public Co. Ltd., fgn. ............               Consumer Finance                   1,949,700         796,364


20 | Annual Report

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------------------------------------------
  TEMPLETON EMERGING MARKETS SMALL CAP                                      INDUSTRY                           SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  THAILAND (CONTINUED)
  TISCO Bank Public Co. Ltd., fgn. .....................                Consumer Finance                     471,600     $   295,003
                                                                                                                         -----------
                                                                                                                           5,579,717
                                                                                                                         -----------
  TURKEY 5.8%
  Cimsa Cimento Sanayi ve Ticaret AS ...................             Construction Materials                   66,000         474,138
a Selcuk Ecza Deposu ...................................                Pharmaceuticals                      225,350         995,620
a Soda Sanayii AS ......................................                   Chemicals                         161,500         817,942
  Vestel Beyaz Esya Sanayi ve Ticaret AS ...............               Household Durables                    270,400         464,264
                                                                                                                         -----------
                                                                                                                           2,751,964
                                                                                                                         -----------
  UNITED KINGDOM 2.1%
a Ablon Group Ltd. .....................................      Real Estate Management & Development            93,000         475,754
a Rurelec PLC ..........................................  Independent Power Producers & Energy Traders       476,000         524,470
                                                                                                                         -----------
                                                                                                                           1,000,224
                                                                                                                         -----------
  VIETNAM 0.9%
a Nagacorp Ltd. ........................................         Hotels, Restaurants & Leisure             1,778,000         425,552
                                                                                                                         -----------
  TOTAL COMMON STOCKS (COST $41,135,498)                                                                                  42,688,684
                                                                                                                         -----------
  PREFERRED STOCKS (COST $1,243,400) 3.0%
  BRAZIL 3.0%
  Marcopolo SA, pfd. ...................................                   Machinery                         468,300       1,416,687
                                                                                                                         -----------
  TOTAL LONG TERM INVESTMENTS
   (COST $42,378,898)                                                                                                     44,105,371
                                                                                                                         -----------
  SHORT TERM INVESTMENT (COST $2,690,000) 5.7%
  UNITED STATES 5.7%
  Paribas Corp., Time Deposit, 5.41%, 4/02/07 ..........                                                   2,690,000       2,690,000
                                                                                                                         -----------
  TOTAL INVESTMENTS
   (COST $45,068,898) 98.4% ............................                                                                  46,795,371
  OTHER ASSETS, LESS LIABILITIES 1.6% ..................                                                                     773,597
                                                                                                                         -----------
  NET ASSETS 100.0% ....................................                                                                 $47,568,968
                                                                                                                         ===========

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
GDR - Global Depository Receipt

a     Non-income producing for the 12 months ended March 31, 2007.

b Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2007, the aggregate value of these securities was $1,598,145, representing 3.36% of net assets.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2007, the aggregate value of this security was $255,314, representing 0.54% of net assets.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007

                                                              ------------------
                                                              TEMPLETON EMERGING
                                                                 MARKETS SMALL
                                                                   CAP FUND
                                                              ------------------
Assets:
 Investments in securities:
  Cost .....................................................      $45,068,898
                                                                  -----------
  Value ....................................................      $46,795,371
 Cash ......................................................           95,205
 Foreign currency, at value (cost $10,498) .................           16,290
 Receivables:
  Investment securities sold ...............................        1,631,111
  Capital shares sold ......................................        1,216,163
  Dividends ................................................          148,176
 Offering costs ............................................           33,066
                                                                  -----------
        Total assets .......................................       49,935,382
                                                                  -----------
Liabilities:
 Payables:
  Investment securities purchased ..........................          184,249
  Capital shares redeemed ..................................        2,020,399
  Affiliates ...............................................           94,456
 Accrued expenses and other liabilities ....................           67,310
                                                                  -----------
        Total liabilities ..................................        2,366,414
                                                                  -----------
           Net assets, at value ............................      $47,568,968
                                                                  -----------
Net assets consist of:
 Paid-in capital ...........................................      $44,389,065
 Undistributed net investment income .......................          164,526
 Net unrealized appreciation (depreciation) ................        1,735,647
 Accumulated net realized gain (loss) ......................        1,279,730
                                                                  -----------
           Net assets, at value ............................      $47,568,968
                                                                  ===========


22 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2007

                                                                                    -------------
                                                                                      TEMPLETON
                                                                                      EMERGING
                                                                                    MARKETS SMALL
                                                                                      CAP FUND
                                                                                    -------------
CLASS A:
 Net assets, at value .........................................................      $37,774,085
                                                                                     ===========
 Shares outstanding ...........................................................        3,285,078
                                                                                     ===========
 Net asset value per share a ..................................................      $     11.50
                                                                                     ===========
 Maximum offering price per share (net assets value per share / 94.25%) .......      $     12.20
                                                                                     ===========
CLASS C:
 Net assets, at value .........................................................      $ 8,195,509
                                                                                     ===========
 Shares outstanding ...........................................................          714,874
                                                                                     ===========
 Net asset value and maximum offering price per share a .......................      $     11.46
                                                                                     ===========
CLASS R:
 Net assets, at value .........................................................      $   197,488
                                                                                     ===========
 Shares outstanding ...........................................................           17,166
                                                                                     ===========
 Net asset value and maximum offering price per share a .......................      $     11.50
                                                                                     ===========
ADVISOR CLASS:
 Net assets, at value .........................................................      $ 1,401,886
                                                                                     ===========
 Shares outstanding ...........................................................          121,755
                                                                                     ===========
 Net asset value and maximum offering price per share a .......................      $     11.51
                                                                                     ===========

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the period October 2, 2006 (commencement of operations) to March 31, 2007

                                                                                   ------------------
                                                                                   TEMPLETON EMERGING
                                                                                      MARKETS SMALL
                                                                                        CAP FUND
                                                                                   ------------------
Investment income:
 Dividends (net of foreign taxes of $20,460) ....................................      $  406,543
 Interest .......................................................................          84,380
                                                                                       ----------
        Total investment income .................................................         490,923
                                                                                       ----------
Expenses:
 Management fees (Note 3a) ......................................................         166,237
 Administrative fees (Note 3b) ..................................................          26,598
 Distribution fees (Note 3c)
  Class A .......................................................................          37,848
  Class C .......................................................................          20,266
  Class R .......................................................................             427
 Transfer agent fees (Note 3e) ..................................................          19,278
 Custodian fees (Note 4) ........................................................          11,877
 Reports to shareholders ........................................................           6,807
 Registration and filing fees ...................................................          33,853
 Professional fees ..............................................................          28,043
 Trustees' fees and expenses ....................................................           2,485
 Amortization of offering costs .................................................          32,172
 Other ..........................................................................             704
                                                                                       ----------
        Total expenses ..........................................................         386,595
        Expense reductions (Note 4) .............................................            (136)
        Expenses waived/paid by affiliates (Note 3f) ............................         (88,673)
                                                                                       ----------
           Net expenses .........................................................         297,786
                                                                                       ----------
              Net investment income .............................................         193,137
                                                                                       ----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (net of foreign taxes of $1,318) ..................................       1,296,887
  Foreign currency transactions .................................................          (5,478)
                                                                                       ----------
              Net realized gain (loss) ..........................................       1,291,409
                                                                                       ----------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...................................................................       1,726,473
  Translation of assets and liabilities denominated in foreign currencies .......           9,174
                                                                                       ----------
              Net change in unrealized appreciation (depreciation) ..............       1,735,647
                                                                                       ----------
Net realized and unrealized gain (loss) .........................................       3,027,056
                                                                                       ----------
Net increase (decrease) in net assets resulting from operations .................      $3,220,193
                                                                                       ==========


24 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Investment Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  ----------------------
                                                                                                    TEMPLETON EMERGING
                                                                                                  MARKETS SMALL CAP FUND
                                                                                                  ----------------------
                                                                                                       PERIOD ENDED
                                                                                                     MARCH 31, 2007 a
                                                                                                  ----------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................................................         $   193,137
  Net realized gain (loss) from investments and foreign currency transactions .................           1,291,409
  Net change in unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies ..................................           1,735,647
                                                                                                        -----------
        Net increase (decrease) in net assets resulting from operations .......................           3,220,193
                                                                                                        -----------
 Distributions to shareholders from:
  Net investment income:
    Class A ...................................................................................             (34,687)
    Class C ...................................................................................              (3,651)
    Class R ...................................................................................                (197)
    Advisor Class .............................................................................              (1,755)
                                                                                                        -----------
 Total distributions to shareholders ..........................................................             (40,290)
                                                                                                        -----------
 Capital share transactions: (Note 2)
    Class A ...................................................................................          35,164,791
    Class C ...................................................................................           7,752,698
    Class R ...................................................................................             172,996
    Advisor Class .............................................................................           1,297,957
                                                                                                        -----------
 Total capital share transactions .............................................................          44,388,442
                                                                                                        -----------
 Redemption fees ..............................................................................                 623
                                                                                                        -----------
        Net increase (decrease) in net assets .................................................          47,568,968
Net assets:
 Beginning of period ..........................................................................                  --
                                                                                                        -----------
 End of period ................................................................................         $47,568,968
                                                                                                        ===========
Undistributed net investment income included in net assets:
 End of period ................................................................................         $   164,526
                                                                                                        ===========

a     For the period October 2, 2006 (commencement of operations) to March 31,
      2007.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton Emerging Markets Small Cap Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Time deposits are valued at cost.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities,


26 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                              Annual Report | 27

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


28 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F. OFFERING COSTS

Offering costs are amoritized on a straight line basis over twelve months.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                                                              Annual Report | 29

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                             --------------------------
                                                                    PERIOD ENDED
                                                                  MARCH 31, 2007 a
                                                             --------------------------
                                                               SHARES          AMOUNT
                                                             ----------     -----------
CLASS A SHARES:
 Shares sold ..........................................       3,855,022     $41,488,586
 Shares issued in reinvestment of distributions .......           1,824          19,860
 Shares redeemed ......................................        (571,768)     (6,343,655)
                                                             ----------     -----------
 Net increase (decrease) ..............................       3,285,078     $35,164,791
                                                             ==========     ===========
CLASS C SHARES:
 Shares sold ..........................................         751,875     $ 8,171,572
 Shares issued in reinvestment of distributions .......             236           2,577
 Shares redeemed ......................................         (37,237)       (421,451)
                                                             ----------     -----------
 Net increase (decrease) ..............................         714,874     $ 7,752,698
                                                             ==========     ===========
CLASS R SHARES:
 Shares sold ..........................................          17,149     $   172,811
 Shares issued in reinvestment of distributions .......              17             185
 Shares redeemed ......................................              --              --
                                                             ----------     -----------
 Net increase (decrease) ..............................          17,166     $   172,996
                                                             ==========     ===========
ADVISOR CLASS SHARES:
 Shares sold ..........................................         126,243     $ 1,347,444
 Shares issued in reinvestment of distributions .......              88             963
 Shares redeemed ......................................          (4,576)        (50,450)
                                                             ----------     -----------
 Net increase (decrease) ..............................         121,755     $ 1,297,957
                                                             ==========     ===========

a     For the period October 2, 2006 (commencement of operations) to March 31,
      2007.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------------
SUBSIDIARY                                                           AFFILIATION
-----------------------------------------------------------------------------------------------
Templeton Asset Management, Ltd. (TAML)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                       Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                 Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)        Transfer agent


30 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      1.250%               Up to and including $1 billion
      1.200%               Over $1 billion, up to and including $5 billion
      1.150%               Over $5 billion, up to and including $10 billion
      1.100%               Over $10 billion, up to and including $15 billion
      1.050%               Over $15 billion, up to and including $20 billion
      1.000%               In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A .....................................................   0.35%
Class C .....................................................   1.00%
Class R .....................................................   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions
  paid to unaffiliated broker/dealers .....................   $71,867
Contingent deferred sales charges retained ................   $36,916

E. TRANSFER AGENT FEES

For the period ended March 31, 2007, the Fund paid transfer agent fees of $19,278, of which $13,419 was retained by Investor Services.


                                                              Annual Report | 31

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. EXPENSE WAIVER AND REIMBURSEMENTS

FT Services and TAML have agreed in advance to waive a portion of their respective fees and to assume payment of other expenses through August 1, 2008. Total expenses waived are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After August 1, 2008 FT Services and TAML may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended March 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the period ended March 31, 2007 was as follows:

                                                       ---------
                                                          2007
                                                       ---------
Distributions paid from - ordinary income ..........    $40,290

At March 31, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ............................................    $45,090,039
                                                                    ===========

Unrealized appreciation ........................................    $ 3,115,274
Unrealized depreciation ........................................     (1,409,942)
                                                                    -----------
Net unrealized appreciation (depreciation) .....................    $ 1,705,332
                                                                    ===========
Distributable earnings - undistributed ordinary income .........    $ 1,465,397
                                                                    ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.


32 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2007, aggregated $52,810,745 and $12,777,745, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that Settlement.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.


                                                              Annual Report | 33

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

8. REGULATORY AND LITIGATION MATTERS (CONTINUED)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


34 | Annual Report

Templeton Global Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON EMERGING MARKETS SMALL CAP FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Small Cap Fund (one of the funds constituting the Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period October 2, 2006 (commencement of operations) through March 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2007


                                                              Annual Report | 35

Templeton Global Investment Trust

TAX DESIGNATION (UNAUDITED)

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $1,300,871 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $229,823 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $78,450 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2007.

At March 31, 2007, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 15 to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.


36 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Record Date: 5/14/2007

--------------------------------------------------------------------------------
                                                 CLASS A
                               FOREIGN TAX       FOREIGN           FOREIGN
                                  PAID        SOURCE INCOME  QUALIFIED DIVIDENDS
COUNTRY                         PER SHARE       PER SHARE         PER SHARE
--------------------------------------------------------------------------------
Bermuda ...................      $0.0000         $0.0051          $0.0000
Brazil ....................       0.0000          0.0016           0.0000
Cayman Islands ............       0.0000          0.0008           0.0000
Hong Kong .................       0.0000          0.0014           0.0000
India .....................       0.0003          0.0057           0.0057
Pakistan ..................       0.0009          0.0072           0.0072
Panama ....................       0.0000          0.0025           0.0025
South Africa ..............       0.0000          0.0072           0.0043
South Korea ...............       0.0009          0.0048           0.0048
Taiwan ....................       0.0000          0.0181           0.0000
Thailand ..................       0.0024          0.0206           0.0159
                                 ----------------------------------------
TOTAL .....................      $0.0045         $0.0750          $0.0404
                                 ========================================

--------------------------------------------------------------------------------
                                                 CLASS C
                               FOREIGN TAX       FOREIGN           FOREIGN
                                  PAID        SOURCE INCOME  QUALIFIED DIVIDENDS
COUNTRY                         PER SHARE       PER SHARE         PER SHARE
--------------------------------------------------------------------------------
Bermuda ...................      $0.0000         $0.0049          $0.0000
Brazil ....................       0.0000          0.0016           0.0000
Cayman Islands ............       0.0000          0.0008           0.0000
Hong Kong .................       0.0000          0.0014           0.0000
India .....................       0.0003          0.0055           0.0055
Pakistan ..................       0.0009          0.0070           0.0070
Panama ....................       0.0000          0.0024           0.0024
South Africa ..............       0.0000          0.0069           0.0041
South Korea ...............       0.0009          0.0046           0.0046
Taiwan ....................       0.0000          0.0174           0.0000
Thailand ..................       0.0024          0.0199           0.0153
                                 ----------------------------------------
TOTAL .....................      $0.0045         $0.0724          $0.0389
                                 ========================================

--------------------------------------------------------------------------------
                                                 CLASS R
                               FOREIGN TAX       FOREIGN           FOREIGN
                                  PAID        SOURCE INCOME  QUALIFIED DIVIDENDS
COUNTRY                         PER SHARE       PER SHARE         PER SHARE
--------------------------------------------------------------------------------
Bermuda ...................      $0.0000         $0.0048          $0.0000
Brazil ....................       0.0000          0.0016           0.0000
Cayman Islands ............       0.0000          0.0008           0.0000
Hong Kong .................       0.0000          0.0013           0.0000
India .....................       0.0003          0.0054           0.0054
Pakistan ..................       0.0009          0.0069           0.0069
Panama ....................       0.0000          0.0024           0.0024
South Africa ..............       0.0000          0.0068           0.0041
South Korea ...............       0.0009          0.0046           0.0046
Taiwan ....................       0.0000          0.0173           0.0000
Thailand ..................       0.0024          0.0196           0.0151
                                 ----------------------------------------
TOTAL .....................      $0.0045         $0.0715          $0.0385
                                 ========================================


                                                              Annual Report | 37

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

--------------------------------------------------------------------------------
                                              ADVISOR CLASS
                               FOREIGN TAX       FOREIGN           FOREIGN
                                  PAID        SOURCE INCOME  QUALIFIED DIVIDENDS
COUNTRY                         PER SHARE       PER SHARE         PER SHARE
--------------------------------------------------------------------------------
Bermuda ...................      $0.0000         $0.0052          $0.0000
Brazil ....................       0.0000          0.0017           0.0000
Cayman Islands ............       0.0000          0.0008           0.0000
Hong Kong .................       0.0000          0.0015           0.0000
India .....................       0.0003          0.0058           0.0058
Pakistan ..................       0.0009          0.0075           0.0075
Panama ....................       0.0000          0.0026           0.0026
South Africa ..............       0.0000          0.0074           0.0044
South Korea ...............       0.0009          0.0049           0.0049
Taiwan ....................       0.0000          0.0186           0.0000
Thailand ..................       0.0024          0.0213           0.0164
                                 ----------------------------------------
TOTAL .....................      $0.0045         $0.0773          $0.0416
                                 ========================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2008, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


38 | Annual Report

Templeton Global Investment Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION     TIME SERVED     BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)           Trustee      Since 1994      142                         Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                     company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)          Trustee      Since 2001      19                          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd; Director, Provo Power Company
Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
(1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)           Trustee      Since 1996      142                         Director, Hess Corporation (formerly,
500 East Broward Blvd.                                                                     Amerada Hess Corporation) (exploration
Suite 2100                                                                                 and refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33394-3091                                                             Company (processed foods and allied
                                                                                           products), RTI International Metals, Inc.
                                                                                           (manufacture and distribution of titani-
                                                                                           um), Canadian National Railway (rail-
                                                                                           road) and White Mountains Insurance
                                                                                           Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)           Trustee      Since 2006      19                          Director, Emeritus Corporation (assist-
500 East Broward Blvd.                                                                     ed living) and OSI Pharmaceuticals,
Suite 2100                                                                                 Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION     TIME SERVED     BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)             Trustee      Since 2003      141                         Director, Hess Corporation (formerly,
500 East Broward Blvd.                                                                     Amerada Hess Corporation) (explo-
Suite 2100                                                                                 ration and refining of oil and gas) and
Fort Lauderdale, FL 33394-3091                                                             Sentient Jet (private jet service); and
                                                                                           FORMERLY, Director, Becton Dickinson
                                                                                           and Company (medical technology),
                                                                                           Cooper Industries Inc., (electrical
                                                                                           products and tools and hardware),
                                                                                           Health Net, Inc. (formerly, Foundation
                                                                                           Health) (integrated managed care),
                                                                                           The Hertz Corporation (car rental),
                                                                                           Pacific Southwest Airlines, The RCA
                                                                                           Corporation, Unicom (formerly,
                                                                                           Commonwealth Edison), UAL
                                                                                           Corporation (airlines) and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999));
and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)          Trustee      Since 2006      140                         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS      Trustee      Since 2001      19                          None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)             Trustee      Since 2006      32                          Director, El Oro and Exploration Co.,
500 East Broward Blvd.                                                                     p.l.c. (investments) and ARC Wireless
Suite 2100                                                                                 Solutions, Inc. (wireless components
Fort Lauderdale, FL 33394-3091                                                             and network products).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------


40 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF              FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED            BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,          Trustee and Vice       142                          None
One Franklin Parkway             Chairman of       President since
San Mateo, CA 94403-1906         the Board and     1994 and
                                 Vice President    Chairman of the
                                                   Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)      Trustee           Since December         90                           None
One Franklin Parkway                               2006
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; President,
Templeton Worldwide, Inc.; Vice President and Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief             Chief Compliance       Not Applicable               Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice
                                 Vice President    President - AML
                                 - AML             Compliance since
                                 Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)        President and     President since        Not Applicable               Not Applicable
PO Box N-7759                    Chief Executive   2001 and Chief
Lyford Cay, Nassau, Bahamas      Officer -         Executive Officer -
                                 Investment        Investment
                                 Management        Management
                                                   since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice       Since 2002             Not Applicable               Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 41

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF              FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED            BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000             Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President    Since 2000             Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton
Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and
Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk,
U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1994             Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice President    Since 1994             Not Applicable               Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary         Since 2004             Not Applicable               Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International
of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


42 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF              FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED            BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer         Since 2004             Not Applicable               Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005             Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)              Chief Financial   Since 2004             Not Applicable               Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1999-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to March 31, 2007, S. Joseph Fortunato and Gordon S. Macklin ceased to be a trustee of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION (FORMERLY, AMERADA HESS CORPORATION), A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD. AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2006, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 43

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON EMERGING MARKETS SMALL CAP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held July 19, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved the investment management agreement for the recently formed Fund, Templeton Emerging Markets Small Cap Fund, for an initial term through April 30, 2008. In approving such agreement, the Board took into account the background and experience of proposed portfolio managers, estimated expenses in comparison to other funds deemed comparable, breakpoints provided under such agreements, and expense limitations agreed to by management.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


44 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama                                Michigan 7
Arizona                                Minnesota 7
California 8                           Missouri
Colorado                               New Jersey
Connecticut                            New York 8
Florida 8                              North Carolina
Georgia                                Ohio 7
Kentucky                               Oregon
Louisiana                              Pennsylvania
Maryland                               Tennessee
Massachusetts 7                        Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/07

                                                   Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON        One Franklin Parkway
    INVESTMENTS           San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholder can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

Templeton Emerging Markets
Small Cap Fund

INVESTMENT MANAGER

Templeton Asset Management, Ltd.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

426 A2007 05/07

TEMPLETON INCOME FUND



                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           MARCH 31, 2007
--------------------------------------------------------------------------------

                                            A series of Templeton Global
                                            Investment Trust

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER                    INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                TEMPLETON INCOME FUND
                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com. See
                                                     inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  TEMPLETON  o  Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Templeton Income Fund .....................................................    4

Performance Summary .......................................................   12

Your Fund's Expenses ......................................................   17

Financial Highlights and Statement of Investments .........................   19

Financial Statements ......................................................   35

Notes to Financial Statements .............................................   39

Report of Independent Registered Public Accounting Firm ...................   51

Tax Designation ...........................................................   52

Board Members and Officers ................................................   57

Shareholder Information ...................................................   62

--------------------------------------------------------------------------------

Annual Report

Templeton Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Income Fund seeks to generate current income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund will invest in debt and equity securities worldwide. The Fund's equity component will generally be composed of dividend-yielding stocks on Templeton's approved list. The Fund's global fixed income component will primarily consist of developed and developing country government and agency bonds and investment grade and below investment grade corporate and emerging market debt securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton Income Fund's annual report for the fiscal year ended March 31, 2007.

PERFORMANCE OVERVIEW

Templeton Income Fund - Class A posted a +17.65% cumulative total return for the 12 months ended March 31, 2007. The Fund outperformed its hybrid benchmark, an equally weighted combination of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the Lehman Brothers (LB) Multiverse Index, which posted a +12.38% cumulative total return for the same period.1 You can find more of the Fund's performance data in the Performance Summary beginning on page 12.

ECONOMIC AND MARKET OVERVIEW

In spite of elevated energy prices, higher global interest rates, a weaker U.S. housing market and restrained U.S. economic growth, the global economy remained resilient throughout the 12-month reporting period. Strong consumer and corporate demand, reasonably low inflation, tight or improving labor markets, and moderate, though higher, global interest rates have consistently supported economic growth since the economic recovery began in 2002.

1. Source: Standard & Poor's Micropal. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The LB Multiverse Index provides a broad-based measure of the international fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index. The indexes are unmanaged and include reinvestment of any income or distributions. The Fund's benchmark is currently weighted 50% for the MSCI AC World Index and 50% for the LB Multiverse Index and is rebalanced monthly. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


4 | Annual Report

Overall, the mood in the global equity markets was predominantly positive, but was interrupted twice, first in late spring 2006 and again during the first quarter of 2007. Although last year's concerns centered on inflation, the main concerns this year were slower growth and declining asset quality. Investors worldwide pondered the possibility that troubles in the U.S. subprime mortgage market could spread into the broader economy and potentially undermine the pace of global economic and corporate profit growth.

Despite these challenges, global liquidity -- petrodollars, corporate cash, private equity, household savings and central banks' reserves -- was abundant and continued to look for an investment home. Largely as a result, bond yield spreads over U.S. Treasuries narrowed, and equity and commodity markets rose. Narrower corporate credit spreads globally reflected greater risk tolerance, while abundant cash supplies in the capital markets contributed to record global merger and acquisition (M&A) activity.

The total value of deals announced during 2006 as a result of hostile takeovers, private equity buyouts and broad corporate consolidation was $3.8 trillion. 2 This figure surpassed the $3.4 trillion mark set in 2000. 2 Announced deals from private equity alone reached a record $700 billion, almost double the record set in 2005 and 20 times greater than a decade ago. 3 The trend continued in the first quarter of 2007, with $1.1 trillion spent on M&A activity, 27% higher than in the same period in 2006. 4

With this backdrop, most global equity markets -- including emerging markets that remained a major magnet for global fund flows -- ended the 12-month period with double-digit total returns. Stock market indexes in the U.S. and most European countries reached six-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs during the latter part of the period.

Global bond markets strengthened during the reporting period, with the LB Multiverse Index posting a return of +8.31%. 5 The global interest rate tightening cycle continued over the past year. In the U.S., persistent inflationary concerns prompted the Federal Reserve Board to increase the federal funds target rate from 4.75% to 5.25%, despite some moderation in U.S. economic growth rates. Europe's accelerating growth, tighter labor markets and ample liquidity prompted the European Central Bank (ECB) to increase interest

2. Source: "Can M&A's 'Best of Times' Get Better?," THE WALL STREET JOURNAL, 1/2/07.

3. Sources: Thomson Financial; "TPG tops buy-out league with $101bn," FINANCIAL TIMES, 12/27/06.

4. Source: "Mergers Hit Record, With Few Stop Signs," THE WALL STREET JOURNAL, 4/2/07.

5. Source: Standard & Poor's Micropal. See footnote 1 for a description of the LB Multiverse Index.

ASSET ALLOCATION
Based on Total Net Assets as of 3/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Equity                                                                     62.7%
Fixed Income                                                               28.9%
Warrants                                                                    0.4%
Short-Term Investments & Other Net Assets                                   8.0%


                                                               Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 3/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.K.                                                                       14.4%
U.S.                                                                       11.7%
Brazil                                                                      5.6%
Italy                                                                       5.5%
Sweden                                                                      4.9%
Indonesia                                                                   4.6%
South Africa                                                                4.5%
Hong Kong                                                                   3.8%
Netherlands                                                                 3.6%
France                                                                      3.5%
Taiwan                                                                      3.3%
Germany                                                                     3.3%
Malaysia                                                                    2.4%
Thailand                                                                    2.3%
Mexico                                                                      2.1%
Japan                                                                       2.1%
Other Countries                                                            14.4%
Short-Term Investments & Other Net Assets                                   8.0%

rates 125 basis points (100 basis points equal one percentage point) to 3.75% during the period. Asia continued a multi-year economic expansion with more notable participation by Japan. The Japanese economy's structural improvement was most evident in an upward inflation trend, which turned positive on a yearly basis in 2006 for the first time since 1998. The Bank of Japan abandoned its zero interest rate policy during the year under review and increased interest rates to 0.50%. Concerns regarding softer U.S. growth added pressure to the U.S. dollar given the nation's large current account deficit, and the dollar declined 5.29% against its major trading partners over the 12-month period. 6 The U.S. current account deficit was 5.8% of gross domestic product in fourth quarter 2006, while euro-zone countries registered a slight deficit, and Asian countries accumulated surpluses. 7

INVESTMENT STRATEGY

We search for undervalued or out-of-favor debt and equity securities and equity securities offering current income. When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund's portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company's experience and managerial strength; responsiveness to change in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects. We may hedge currencies for fixed income securities, depending on valuations.

When searching for equity securities, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company's long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company's price/ earnings ratio, price/earnings flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

6.    Source: Exshare via Compustat.

7.    Source: Bureau of Economic Analysis.


6 | Annual Report

MANAGER'S DISCUSSION

EQUITY

As investors became more concerned about slowing global growth throughout the year under review, cash generating companies with strong balance sheets and the ability to incrementally increase returns to shareholders through dividends or share buybacks attracted increasing levels of attention. Dividend-paying stocks in the MSCI AC World Index outperformed nondividend-paying stocks during the year. The Fund, with its focus on equities offering income, performed well in this environment.

Seven broad sectors within the Fund contributed to the Fund's returns relative to the MSCI AC World Index, while only three, materials, telecommunication services and utilities, detracted. 8 The Fund's consumer staples and information technology stocks delivered such strong performance that they benefited the Fund's performance relative to the MSCI AC World Index despite these sectors' underweightings. 9

Companies with strong cash flow characteristics and perceived restructuring potential attracted attention from private equity firms. The prices of media stocks, retailers and apparel companies rose, making consumer discretionary stocks major contributors to the Fund's absolute returns. 10 Early in the year, the Fund benefited from the takeover of VNU in a private equity transaction, which drove up stock prices of media conglomerates such as Pearson and Reed Elsevier. These companies' valuations seemed to us to represent a discount to the sum of the individual businesses they are in the midst of restructuring. U.K. retailers Kingfisher and Marks & Spencer were notable restructuring examples of mature businesses whose potential to restore historically strong market positions and reclaim market share generated investor enthusiasm. 11 The Fund also gained from Foschini, a well-managed, established South African retailer experiencing a renaissance resulting from robust economic and income growth, and consumer access to credit for the rapidly expanding South African middle class.

8. The materials sector comprises chemicals, containers and packaging, metals and mining, and paper and forest products in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The utilities sector comprises electric utilities, independent power producers and energy traders, and multi-utilities in the SOI.

9. The consumer staples sector comprises food and staples retailing, food products, and tobacco in the SOI. The information technology sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, IT services, semiconductors and semiconductor equipment, and software in the SOI.

10. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; household durables; leisure equipment and products; media; specialty retail; and textiles, apparel and luxury goods in the SOI.

11.   Marks & Spencer was sold during the period.


                                                               Annual Report | 7

TOP 5 EQUITY HOLDINGS
3/31/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
UniCredito Italiano SpA                                                    2.2%
   COMMERCIAL BANKS, ITALY
--------------------------------------------------------------------------------
ING Groep NV                                                               2.2%
   CAPITAL MARKETS, NETHERLANDS
--------------------------------------------------------------------------------
GlaxoSmithKline PLC                                                        2.1%
   PHARMACEUTICALS, U.K.
--------------------------------------------------------------------------------
Old Mutual PLC                                                             2.1%
   INSURANCE, SOUTH AFRICA
--------------------------------------------------------------------------------
Merck & Co. Inc.                                                           1.9%
   PHARMACEUTICALS, U.S.
--------------------------------------------------------------------------------

The Fund's large and overweighted exposure to the financials sector, because of these companies' low valuations and high dividend yields, made the biggest positive impact on absolute return. 12 We remained focused on banks and diversified financials whose mature businesses served as consistent sources of cash for them to invest in new and faster growing businesses in developing markets. In particular, we look for stocks with such characteristics that trade at lower valuations than some more highly valued peers in those emerging markets. Examples of this trend include UniCredito Italiano, Bank of East Asia and ING Groep, all of which performed well in absolute terms. However, insurance stocks contributed little to Fund returns during the period hampered by Old Mutual, one of the Fund's largest holdings. We held the stock because our analysis indicates that the company stands to gain not only from the same South African demographics as the South African retailers, but also from its diversified portfolio of global asset managers.

The health care sector also benefited the Fund during the reporting period. 13 Many investors seemed to recognize Merck, Bristol-Myers Squibb and Takeda Pharmaceutical for their potential to consolidate, cut costs and benefit from aging demographics. Easily covered dividend yields provided support, while the companies managed patent issues and generic competition, and developed potential new drugs. Health care stocks have been among the richest sources of yield in the U.S., and represented almost half of the Fund's U.S. exposure. As a result, pharmaceutical stocks provided much of the Fund's U.S. allocation's outperformance. Although the lack of high dividend-paying stocks caused the Fund to retain only one-third of the benchmark index's weight in the U.S., the Fund's U.S. position positively impacted the Fund's relative returns.

Within the three sectors that detracted from relative Fund performance, specialty chemicals producer Yule Catto in materials and Thailand's top wireless provider Advanced Info Service in telecommunication services had negative returns, while an underweighted allocation in utilities hurt relative results.

As a region, Europe contributed the most to the Fund's absolute returns. Relative to the benchmark, the Fund's largest single country exposure in the U.K. performed well based not only on the Fund's overweighting but on stock selection as well. Asian stocks benefited from strong absolute gains in China,

12. The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services and insurance in the SOI.

13. The health care sector comprises health care providers and services, and pharmaceuticals in the SOI.


8 | Annual Report

Hong Kong, Japan, South Korea and Thailand. Stocks in Australia and New Zealand, Latin America and the Caribbean, and the Middle East and Africa detracted from relative results, but the Fund's exposures were small, which minimized their impact on total return.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance (equity portion) was positively affected by the portfolio's significant investment in equity securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Overall, we remained encouraged by the growing number of companies raising their dividend payments to shareholders. For the year under review, 88% of companies in the MSCI AC World Index paid dividends during the period, and 60% increased their dividends by an average of nearly 30%. 14 However, payout ratios remained at very low levels by historical standards, which implies to us that companies can continue to pay out more to shareholders to enhance returns. Additionally, companies with strong balance sheets, which support dividend payment and are typical of the companies in this Fund, could provide yet another potential source of return in the near term as targets for highly acquisitive private equity buyers, based on our analysis.

FIXED INCOME

Despite interest rate tightening by major central banks, we continued to find opportunities to earn what we considered were attractive interest rate yields, or to take advantage of declining interest rates in certain markets. For example, in Indonesia and Brazil, interest rates declined 375 basis points, resulting in U.S. dollar returns for those bond markets of +22.88% (as measured by the HSBC Asian Local Bond Index) and +36.97% (as measured by the J.P. Morgan Global Bond Index-Emerging Markets). 15 The Fund also benefited from its

14.   Source: FactSet.

15. Sources: HSBC; J.P. Morgan. The HSBC Asian Local Bond Index (ALBI) tracks total return performance of a bond portfolio, which consists of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country subindexes of the HSBC ALBI. The J.P. Morgan Global Bond Index-Emerging Markets (JPM GBI-EM) tracks local returns for liquid fixed-rate, domestic currency emerging market government bonds. Local bond market returns are from country subindexes of the JPM GBI-EM.


                                                               Annual Report | 9

TOP 5 BOND HOLDINGS
3/31/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Government of Sweden                                                        4.9%
--------------------------------------------------------------------------------
Nota Do Tesouro Nacional (Brazil)                                           4.8%
--------------------------------------------------------------------------------
Government of Indonesia                                                     4.7%
--------------------------------------------------------------------------------
Government of Malaysia                                                      2.4%
--------------------------------------------------------------------------------
Government of Mexico                                                        1.7%
--------------------------------------------------------------------------------

shorter duration positioning in major European bond markets. Over the past 12 months, European treasury yields increased more than in any other region. For example, German 10-year yields rose 29 basis points to 4.06%. 16 In comparison, U.S. 10-year yields declined 21 basis points to 4.65%, and Japanese government bond yields declined 12 basis points to 1.66% for the same period. 17

The Fund's fixed income portion benefited from its regional positioning. The primary driver of performance in the Americas was our Latin American exposure. The Fund also gained from its sector allocation in U.S. dollar-denominated assets, such as our selective exposure to U.S. dollar-denominated emerging market sovereign bonds, and overweighted positioning relative to the LB Multiverse Index in sub-investment grade corporate bonds. In Europe, our short duration positioning largely insulated our fixed income portfolio from rising interest rates. Additionally, our exposure to non-euro Europe boosted relative performance given currency appreciation greater than the euro's. Relative to the euro, which rose 10.00% against the U.S. dollar, the Slovakian koruna rose 24.33%, the Polish zloty 12.10% and the Swedish krona 11.08%. 6

Our positioning in Asia reflected our broad view, based on our investment strategy, that the U.S. dollar's decline is part of a multi-year cycle. Global imbalances persisted, which was most apparent in the imbalance in U.S. goods and capital flows with Asia. Most striking among the G-7 currencies was the relative value of the Japanese yen. 18 The yen has lagged other major currencies and reached its weakest level against the euro since the euro's introduction. The yen also reached its weakest level since the late 1980s on an inflation-adjusted basis relative to its trading partners. The fixed income portfolio's exposure to a basket of non-Japan Asian bonds and currencies offset the relative impact of our Japanese positioning. Notably, we initiated exposure to the Japanese yen on weakness over the period. The Japanese yen declined 0.07% against the U.S. dollar over the 12-month period. 6 Currency performance among other Asian currencies generally remained positive. For example, the Thai baht appreciated 20.00% against the U.S. dollar and the Malaysian ringgit 6.52%. 6

16.   Source: Deutsche Bundes Bank.

17.   Source: Bank of Japan.

18. The G-7, or Group of Seven, is an informal but exclusive body that seeks to boost cooperation over trade and finance, strengthen the global economy, promote peace and democracy, and prevent and resolve conflicts. The G-7 includes Canada, France, Germany, Italy, Japan, the U.K and the U.S. It is now known as the G-8, or Group of Eight, after the addition of Russia in 1997.


10 | Annual Report

Thank you for your participation in Templeton Income Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]    /s/ Lisa F. Myers

                   Lisa F. Myers, J.D., CFA

[PHOTO OMITTED]    /s/ Michael Hasenstab

                   Michael Hasenstab, Ph.D.

                   Jeffrey A. Everett, CFA
                   Christopher J. Molumphy, CFA
                   Murdo Murchison, CFA

                   Portfolio Management Team
                   Templeton Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 11

Performance Summary as of 3/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: TINCX)                          CHANGE   3/31/07   3/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.35     $3.02     $2.67
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.1018
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0054
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.0035
--------------------------------------------------------------------------------
         TOTAL                        $0.1107
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TCINX)                          CHANGE   3/31/07   3/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.35     $3.02     $2.67
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.0924
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0054
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.0035
--------------------------------------------------------------------------------
         TOTAL                        $0.1013
--------------------------------------------------------------------------------
CLASS R (SYMBOL: N/A)                            CHANGE   3/31/07   3/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.35     $3.02     $2.67
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.0916
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0054
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.0035
--------------------------------------------------------------------------------
         TOTAL                        $0.1005
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                      CHANGE   3/31/07   3/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.36     $3.03     $2.67
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.1079
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0054
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.0035
--------------------------------------------------------------------------------
         TOTAL                        $0.1168
--------------------------------------------------------------------------------


12 | Annual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                             1-YEAR   INCEPTION (7/1/05)
--------------------------------------------------------------------------------
Cumulative Total Return 2                          +17.65%        +28.36%
--------------------------------------------------------------------------------
Average Annual Total Return 3                      +12.59%        +12.55%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4                      $11,259        $12,295
--------------------------------------------------------------------------------
   Distribution Rate 5                   2.36%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6           2.72%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
--------------------------------------------------------------------------------
      Without Waiver                     1.51%
--------------------------------------------------------------------------------
      With Waiver                        1.20%
--------------------------------------------------------------------------------
CLASS C                                             1-YEAR   INCEPTION (7/1/05)
--------------------------------------------------------------------------------
Cumulative Total Return 2                          +17.26%        +27.69%
--------------------------------------------------------------------------------
Average Annual Total Return 3                      +16.26%        +15.01%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4                      $11,626        $12,769
--------------------------------------------------------------------------------
   Distribution Rate 5                   2.11%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6           2.46%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
--------------------------------------------------------------------------------
      Without Waiver                     1.91%
--------------------------------------------------------------------------------
      With Waiver                        1.60%
--------------------------------------------------------------------------------
CLASS R                                             1-YEAR   INCEPTION (7/1/05)
--------------------------------------------------------------------------------
Cumulative Total Return 2                          +17.22%        +27.68%
--------------------------------------------------------------------------------
Average Annual Total Return 3                      +17.22%        +15.01%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4                      $11,722        $12,768
--------------------------------------------------------------------------------
   Distribution Rate 5                   1.73%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6           2.60%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
--------------------------------------------------------------------------------
      Without Waiver                     1.76%
--------------------------------------------------------------------------------
      With Waiver                        1.45%
--------------------------------------------------------------------------------
ADVISOR CLASS                                       1-YEAR   INCEPTION (7/1/05)
--------------------------------------------------------------------------------
Cumulative Total Return 2                          +18.28%        +29.20%
--------------------------------------------------------------------------------
Average Annual Total Return 3                      +18.28%        +15.79%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4                      $11,828        $12,920
--------------------------------------------------------------------------------
   Distribution Rate 5                   2.67%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6           3.10%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
--------------------------------------------------------------------------------
      Without Waiver                     1.26%
--------------------------------------------------------------------------------
      With Waiver                        0.95%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE FUND'S MANAGER AND ADMINISTRATOR AGREED IN ADVANCE TO VOLUNTARILY WAIVE OR LIMIT THEIR FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND THROUGH MARCH 31, 2007. BEGINNING APRIL 1, 2007, THROUGH JULY 31, 2008, THE FUND'S MANAGER AND ADMINISTRATOR HAVE AGREED TO CONTRACTUALLY WAIVE OR LIMIT THEIR FEES TO THE AMOUNT SHOWN.


                                                              Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS A                     3/31/07
-----------------------------------
1-Year                      +12.59%
-----------------------------------
Since Inception (7/1/05)    +12.55%
-----------------------------------

CLASS A (7/1/05-3/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                           MSCI AC                              50% MSCI AC World/50%
      Date      Templeton Income Fund   World Index 8   LB Multiverse Index 8   LB Multiverse Index 9
-----------------------------------------------------------------------------------------------------
    1/12/1900         $  9,579             $ 10,000           $ 10,000                 $ 10,000
    7/31/2005         $  9,693             $ 10,372           $  9,929                 $ 10,151
    8/31/2005         $  9,693             $ 10,456           $ 10,089                 $ 10,273
    9/30/2005         $  9,686             $ 10,774           $  9,934                 $ 10,351
   10/31/2005         $  9,494             $ 10,485           $  9,789                 $ 10,137
   11/30/2005         $  9,609             $ 10,873           $  9,724                 $ 10,290
   12/31/2005         $  9,859             $ 11,143           $  9,821                 $ 10,469
    1/31/2006         $ 10,286             $ 11,694           $  9,949                 $ 10,796
    2/28/2006         $ 10,363             $ 11,681           $  9,919                 $ 10,774
    3/31/2006         $ 10,450             $ 11,932           $  9,825                 $ 10,839
    4/30/2006         $ 10,920             $ 12,335           $ 10,009                 $ 11,123
    5/31/2006         $ 10,646             $ 11,859           $ 10,131                 $ 10,977
    6/30/2006         $ 10,578             $ 11,859           $ 10,052                 $ 10,934
    7/31/2006         $ 10,816             $ 11,943           $ 10,155                 $ 11,028
    8/31/2006         $ 10,974             $ 12,259           $ 10,275                 $ 11,239
    9/30/2006         $ 11,102             $ 12,405           $ 10,278                 $ 11,308
   10/31/2006         $ 11,462             $ 12,872           $ 10,380                 $ 11,577
   11/30/2006         $ 11,743             $ 13,243           $ 10,632                 $ 11,884
   12/31/2006         $ 11,959             $ 13,542           $ 10,501                 $ 11,945
    1/31/2007         $ 12,040             $ 13,679           $ 10,405                 $ 11,951
    2/28/2007         $ 12,040             $ 13,613           $ 10,616                 $ 12,043
    3/31/2007         $ 12,295             $ 13,891           $ 10,642                 $ 12,181

Total Returns                0                    0                  0                        0

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS C                     3/31/07
-----------------------------------
1-Year                      +16.26%
-----------------------------------
Since Inception (7/1/05)    +15.01%
-----------------------------------

CLASS C (7/1/05-3/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                           MSCI AC                              50% MSCI AC World/50%
      Date      Templeton Income Fund   World Index 8   LB Multiverse Index 8   LB Multiverse Index 9
-----------------------------------------------------------------------------------------------------
     7/1/2005         $ 10,000             $ 10,000           $ 10,000                 $ 10,000
    7/31/2005         $ 10,120             $ 10,372           $  9,929                 $ 10,151
    8/31/2005         $ 10,120             $ 10,456           $ 10,089                 $ 10,273
    9/30/2005         $ 10,111             $ 10,774           $  9,934                 $ 10,351
   10/31/2005         $  9,910             $ 10,485           $  9,789                 $ 10,137
   11/30/2005         $ 10,030             $ 10,873           $  9,724                 $ 10,290
   12/31/2005         $ 10,279             $ 11,143           $  9,821                 $ 10,469
    1/31/2006         $ 10,724             $ 11,694           $  9,949                 $ 10,796
    2/28/2006         $ 10,805             $ 11,681           $  9,919                 $ 10,774
    3/31/2006         $ 10,889             $ 11,932           $  9,825                 $ 10,839
    4/30/2006         $ 11,379             $ 12,335           $ 10,009                 $ 11,123
    5/31/2006         $ 11,093             $ 11,859           $ 10,131                 $ 10,977
    6/30/2006         $ 11,013             $ 11,859           $ 10,052                 $ 10,934
    7/31/2006         $ 11,260             $ 11,943           $ 10,155                 $ 11,028
    8/31/2006         $ 11,425             $ 12,259           $ 10,275                 $ 11,239
    9/30/2006         $ 11,549             $ 12,405           $ 10,278                 $ 11,308
   10/31/2006         $ 11,924             $ 12,872           $ 10,380                 $ 11,577
   11/30/2006         $ 12,216             $ 13,243           $ 10,632                 $ 11,884
   12/31/2006         $ 12,428             $ 13,542           $ 10,501                 $ 11,945
    1/31/2007         $ 12,513             $ 13,679           $ 10,405                 $ 11,951
    2/28/2007         $ 12,471             $ 13,613           $ 10,616                 $ 12,043
    3/31/2007         $ 12,769             $ 13,891           $ 10,642                 $ 12,181

Total Returns                0                    0                  0                        0


14 | Annual Report

CLASS R (7/1/05-3/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                           MSCI AC                              50% MSCI AC World/50%
      Date      Templeton Income Fund   World Index 8   LB Multiverse Index 8   LB Multiverse Index 9
-----------------------------------------------------------------------------------------------------
     7/1/2005         $ 10,000             $ 10,000           $ 10,000                 $ 10,000
    7/31/2005         $ 10,120             $ 10,372           $  9,929                 $ 10,151
    8/31/2005         $ 10,120             $ 10,456           $ 10,089                 $ 10,273
    9/30/2005         $ 10,111             $ 10,774           $  9,934                 $ 10,351
   10/31/2005         $  9,911             $ 10,485           $  9,789                 $ 10,137
   11/30/2005         $ 10,031             $ 10,873           $  9,724                 $ 10,290
   12/31/2005         $ 10,279             $ 11,143           $  9,821                 $ 10,469
    1/31/2006         $ 10,724             $ 11,694           $  9,949                 $ 10,796
    2/28/2006         $ 10,805             $ 11,681           $  9,919                 $ 10,774
    3/31/2006         $ 10,892             $ 11,932           $  9,825                 $ 10,839
    4/30/2006         $ 11,382             $ 12,335           $ 10,009                 $ 11,123
    5/31/2006         $ 11,096             $ 11,859           $ 10,131                 $ 10,977
    6/30/2006         $ 11,057             $ 11,859           $ 10,052                 $ 10,934
    7/31/2006         $ 11,264             $ 11,943           $ 10,155                 $ 11,028
    8/31/2006         $ 11,429             $ 12,259           $ 10,275                 $ 11,239
    9/30/2006         $ 11,553             $ 12,405           $ 10,278                 $ 11,308
   10/31/2006         $ 11,970             $ 12,872           $ 10,380                 $ 11,577
   11/30/2006         $ 12,221             $ 13,243           $ 10,632                 $ 11,884
   12/31/2006         $ 12,478             $ 13,542           $ 10,501                 $ 11,945
    1/31/2007         $ 12,520             $ 13,679           $ 10,405                 $ 11,951
    2/28/2007         $ 12,520             $ 13,613           $ 10,616                 $ 12,043
    3/31/2007         $ 12,768             $ 13,891           $ 10,642                 $ 12,181

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS R                     3/31/07
-----------------------------------
1-Year                      +17.22%
-----------------------------------
Since Inception (7/1/05)    +15.01%
-----------------------------------

ADVISOR CLASS (7/1/05-3/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                           MSCI AC                              50% MSCI AC World/50%
      Date      Templeton Income Fund   World Index 8   LB Multiverse Index 8   LB Multiverse Index 9
-----------------------------------------------------------------------------------------------------
     7/1/2005         $ 10,000             $ 10,000           $ 10,000                 $ 10,000
    7/31/2005         $ 10,120             $ 10,372           $  9,929                 $ 10,151
    8/31/2005         $ 10,120             $ 10,456           $ 10,089                 $ 10,273
    9/30/2005         $ 10,155             $ 10,774           $  9,934                 $ 10,351
   10/31/2005         $  9,914             $ 10,485           $  9,789                 $ 10,137
   11/30/2005         $ 10,035             $ 10,873           $  9,724                 $ 10,290
   12/31/2005         $ 10,302             $ 11,143           $  9,821                 $ 10,469
    1/31/2006         $ 10,789             $ 11,694           $  9,949                 $ 10,796
    2/28/2006         $ 10,829             $ 11,681           $  9,919                 $ 10,774
    3/31/2006         $ 10,924             $ 11,932           $  9,825                 $ 10,839
    4/30/2006         $ 11,456             $ 12,335           $ 10,009                 $ 11,123
    5/31/2006         $ 11,169             $ 11,859           $ 10,131                 $ 10,977
    6/30/2006         $ 11,105             $ 11,859           $ 10,052                 $ 10,934
    7/31/2006         $ 11,312             $ 11,943           $ 10,155                 $ 11,028
    8/31/2006         $ 11,519             $ 12,259           $ 10,275                 $ 11,239
    9/30/2006         $ 11,659             $ 12,405           $ 10,278                 $ 11,308
   10/31/2006         $ 12,036             $ 12,872           $ 10,380                 $ 11,577
   11/30/2006         $ 12,330             $ 13,243           $ 10,632                 $ 11,884
   12/31/2006         $ 12,564             $ 13,542           $ 10,501                 $ 11,945
    1/31/2007         $ 12,649             $ 13,679           $ 10,405                 $ 11,951
    2/28/2007         $ 12,607             $ 13,613           $ 10,616                 $ 12,043
    3/31/2007         $ 12,920             $ 13,891           $ 10,642                 $ 12,181

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
ADVISOR CLASS               3/31/07
-----------------------------------
1-Year                      +18.28%
-----------------------------------
Since Inception (7/1/05)    +15.79%
-----------------------------------


                                                              Annual Report | 15

ENDNOTES

THE RISKS OF INVESTING IN FOREIGN DEBT AND EQUITY SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL AND ECONOMIC UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. The Fund's manager, subadvisor and administrator have agreed in advance to limit their respective fees and to assume as their own expenses certain expenses otherwise payable by the Fund. If the manager, subadvisor and administrator had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 2.61%, 2.33%, 2.49% and 2.98% for Classes A, C, R and Advisor, respectively. The fee waiver may be discontinued at any time upon notice to the Fund's board.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Distribution rate is based on the respective class's most recent quarterly dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 3/31/07.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The LB Multiverse Index provides a broad-based measure of the international fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index.

9. Source: Standard & Poor's Micropal. Please see footnote 8 for descriptions of the MSCI AC World Index and the LB Multiverse Index. The hybrid index is currently weighted 50% for the MSCI AC World Index and 50% for the LB Multiverse Index and is rebalanced monthly.


16 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING ACCOUNT     ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                             VALUE 10/1/06        VALUE 3/31/07     PERIOD* 10/1/06-3/31/07
-------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000              $1,107.50                $6.31
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000              $1,018.95                $6.04
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000              $1,105.70                $8.40
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000              $1,016.95                $8.05
-------------------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000              $1,105.20                $7.61
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000              $1,017.70                $7.29
-------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000              $1,108.20                $4.99
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000              $1,020.19                $4.78
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 1.20%; C: 1.60%; R: 1.45%; and Advisor:
      0.95%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


18 | Annual Report

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON INCOME FUND

                                                          --------------------------------
                                                                 YEAR ENDED MARCH 31,
CLASS A                                                        2007            2006 g
                                                          --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................   $      2.67     $      2.50
                                                          --------------------------------
Income from investment operations a:

   Net investment income b ............................          0.10            0.07

   Net realized and unrealized gains (losses) .........          0.36            0.15
                                                          --------------------------------
Total from investment operations ......................          0.46            0.22
                                                          --------------------------------
Less distributions from:
   Net investment income ..............................         (0.10)          (0.05)

   Net realized gains .................................         (0.01)             -- h
                                                          --------------------------------
Total distributions ...................................         (0.11)          (0.05)
                                                          --------------------------------
Redemption fees .......................................            -- d            -- d
                                                          --------------------------------
Net asset value, end of year ..........................   $      3.02     $      2.67
                                                          ================================

Total return c ........................................         17.65%           9.10%

RATIOS TO AVERAGE NET ASSETS

   Expenses before waiver and payments by affiliates ..          1.35% e         1.51% e,f

   Expenses net of waiver and payments by affiliates ..          1.20% e         1.20% e,f

   Net investment income ..............................          3.61%           3.76% e

SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $   330,576     $    83,674

Portfolio turnover rate ...............................         21.22%           5.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b    Based on average daily shares outstanding.

c Total return does not reflect sales commission or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d    Amount rounds to less than $0.01 per share.

e    Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.

g    For the period July 1, 2005 (commencement of operations) to March 31, 2006.

h    The Fund made a capital gain distribution of $(0.0012).


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 19

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                          --------------------------------
                                                                 YEAR ENDED MARCH 31,
CLASS C                                                        2007            2006 g
                                                          --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................   $      2.67     $      2.50
                                                          --------------------------------
Income from investment operations a

   Net investment income b ............................          0.09            0.06

   Net realized and unrealized gains (losses) .........          0.36            0.16
                                                          --------------------------------
Total from investment operations ......................          0.45            0.22
                                                          --------------------------------
Less distributions from:
   Net investment income ..............................         (0.09)          (0.05)

   Net realized gains .................................         (0.01)             -- h
                                                          --------------------------------
Total distributions ...................................         (0.10)          (0.05)
                                                          --------------------------------
Redemption fees .......................................            -- d            -- d
                                                          --------------------------------
Net asset value, end of year ..........................   $      3.02     $      2.67
                                                          ================================

Total return c ........................................         17.26%           8.89%

RATIOS TO AVERAGE NET ASSETS

   Expenses before waiver and payments by affiliates ..          1.75% e         1.91% e,f

   Expenses net of waiver and payments by affiliates ..          1.60% e         1.60% e,f

   Net investment income ..............................          3.21%           3.36% e

SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $   216,391     $    42,794

Portfolio turnover rate ...............................         21.22%           5.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b    Based on average daily shares outstanding.

c Total return does not reflect sales commission or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d    Amount rounds to less than $0.01 per share.

e    Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.

g    For the period July 1, 2005 (commencement of operations) to March 31, 2006.

h    The Fund made a capital gain distribution of $(0.0012).


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                                  ---------------------------
                                                                      YEAR ENDED MARCH 31,
CLASS R                                                             2007        2006 g
                                                                  ---------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................   $  2.67      $    2.50
                                                                  ---------------------------

Income from investment operations a:

   Net investment income b ....................................      0.10           0.06

   Net realized and unrealized gains (losses) .................      0.35           0.16
                                                                  ---------------------------

Total from investment operations ..............................      0.45           0.22
                                                                  ---------------------------

Less distributions from:

   Net investment income ......................................     (0.09)         (0.05)

   Net realized gains .........................................     (0.01)            -- h
                                                                  ---------------------------

Total distributions ...........................................     (0.10)         (0.05)
                                                                  ---------------------------

Redemption fees ...............................................        -- d           -- d
                                                                  ---------------------------

Net asset value, end of year ..................................   $  3.02      $    2.67
                                                                  ===========================

Total return c ................................................     17.22%          8.92%

RATIOS TO AVERAGE NET ASSETS

   Expenses before waiver and payments by affiliates ..........      1.60% e        1.76% e,f

   Expenses net of waiver and payments by affiliates ..........      1.45% e        1.45% e,f

   Net investment income ......................................      3.36%          3.51% e

SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................   $   425      $     395

Portfolio turnover rate .......................................     21.22%          5.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commission or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.

g     For the period July 1, 2005 (commencement of operations) to March 31,
      2006.

h     The Fund made a capital gain distribution of $(0.0012).


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                               ----------------------------
                                                                   YEAR ENDED MARCH 31,
ADVISOR CLASS                                                     2007          2006 g
                                                               ----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................   $    2.67     $    2.50
                                                               ----------------------------

Income from investment operations a:

   Net investment income b .................................        0.11          0.08

   Net realized and unrealized gains (losses) ..............        0.37          0.15
                                                               ----------------------------

Total from investment operations ...........................        0.48          0.23
                                                               ----------------------------

Less distributions from:
   Net investment income ...................................       (0.11)        (0.06)

   Net realized gains ......................................       (0.01)           -- h
                                                               ----------------------------

Total distributions ........................................       (0.12)        (0.06)
                                                               ----------------------------

Redemption fees ............................................          -- d          -- d
                                                               ----------------------------

Net asset value, end of year ...............................   $    3.03     $    2.67
                                                               ============================

Total return c .............................................       18.28%         9.24%

RATIOS TO AVERAGE NET ASSETS:

   Expenses before waiver and payments by affiliates .......        1.10% e       1.26% e,f

   Expenses net of waiver and payments by affiliates .......        0.95% e       0.95% e,f

   Net investment income ...................................        3.86%         4.01% e

SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................   $   3,550     $   1,259

Portfolio turnover rate ....................................       21.22%         5.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commission or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.

g     For the period July 1, 2005 (commencement of operations) to March 31,
      2006.

h     The Fund made a capital gain distribution of $(0.0012).


22 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007

-----------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                 INDUSTRY                      SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 92.0%
    COMMON STOCKS 61.9%
    AUSTRALIA 1.0%
    Billabong International Ltd. .....................       Textiles, Apparel & Luxury Goods            98,440     $     1,330,200
    National Australia Bank Ltd. .....................               Commercial Banks                   128,341           4,195,424
                                                                                                                    ---------------
                                                                                                                          5,525,624
                                                                                                                    ---------------
    CANADA 0.7%
    BCE Inc. .........................................    Diversified Telecommunication Services        146,178           4,134,008
                                                                                                                    ---------------
    CHINA 0.5%
    Travelsky Technology Ltd., H .....................                  IT Services                   1,539,000           2,710,419
                                                                                                                    ---------------
    EGYPT 0.5%
    Egyptian Mobile Services .........................      Wireless Telecommunication Services         101,900           2,816,617
                                                                                                                    ---------------
    FINLAND 1.0%
    Stora Enso OYJ, R ................................            Paper & Forest Products               114,590           1,989,380
    UPM-Kymmene OYJ ..................................            Paper & Forest Products               143,550           3,655,792
                                                                                                                    ---------------
                                                                                                                          5,645,172
                                                                                                                    ---------------
    FRANCE 3.4%
    France Telecom SA ................................    Diversified Telecommunication Services        280,580           7,407,830
    Sanofi-Aventis ...................................                Pharmaceuticals                    61,240           5,324,070
    Total SA, B ......................................          Oil, Gas & Consumable Fuels              85,810           6,010,506
                                                                                                                    ---------------
                                                                                                                         18,742,406
                                                                                                                    ---------------
    GERMANY 3.1%
    Bayerische Motoren Werke AG ......................                  Automobiles                      95,760           5,656,251
    Deutsche Post AG .................................            Air Freight & Logistics               223,000           6,742,313
    E.ON AG ..........................................              Electric Utilities                   19,710           2,664,284
    Siemens AG .......................................           Industrial Conglomerates                18,570           1,984,193
                                                                                                                    ---------------
                                                                                                                         17,047,041
                                                                                                                    ---------------
    HONG KONG 3.8%
    Bank of East Asia Ltd. ...........................               Commercial Banks                   902,567           5,250,404
    Hopewell Holdings Ltd. ...........................         Transportation Infrastructure          2,018,000           7,851,889
    Hutchison Whampoa Ltd. ...........................           Industrial Conglomerates               298,000           2,866,320
    Yue Yuen Industrial Holdings Ltd. ................       Textiles, Apparel & Luxury Goods         1,508,000           5,114,776
                                                                                                                    ---------------
                                                                                                                         21,083,389
                                                                                                                    ---------------
    ITALY 5.5%
    Eni SpA ..........................................          Oil, Gas & Consumable Fuels             290,658           9,455,558
    Intesa Sanpaolo SpA ..............................               Commercial Banks                   364,277           2,765,603
    Mediaset SpA .....................................                     Media                        512,759           5,577,403
    UniCredito Italiano SpA ..........................               Commercial Banks                 1,300,914          12,378,302
                                                                                                                    ---------------
                                                                                                                         30,176,866
                                                                                                                    ---------------


                                                              Annual Report | 23

Templeton Global Investment Trust

-----------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                 INDUSTRY                     SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    JAPAN 2.1%
    Nintendo Co. Ltd. ................................                   Software                         6,300     $     1,831,007
    Takeda Pharmaceutical Co. Ltd. ...................               Pharmaceuticals                    108,700           7,130,137
    Tamron Co. Ltd. ..................................         Leisure Equipment & Products             120,300           2,552,081
                                                                                                                    ---------------
                                                                                                                         11,513,225
                                                                                                                    ---------------
    MEXICO 0.4%
    Telefonos de Mexico SA de CV, L, ADR .............    Diversified Telecommunication Services         66,720           2,228,448
                                                                                                                    ---------------
    NETHERLANDS 3.6%
    ING Groep NV .....................................               Capital Markets                    284,120          12,008,897
    Reed Elsevier NV .................................                    Media                         257,820           4,558,608
    Unilever NV ......................................                Food Products                     110,739           3,223,923
                                                                                                                    ---------------
                                                                                                                         19,791,428
                                                                                                                    ---------------
    RUSSIA 0.5%
    Mobile Telesystems, ADR ..........................     Wireless Telecommunication Services           50,890           2,847,804
                                                                                                                    ---------------
    SINGAPORE 1.9%
    Singapore Telecommunications Ltd. ................    Diversified Telecommunication Services      3,470,999           7,503,379
    Venture Corp. Ltd. ...............................      Electronic Equipment & Instruments          283,000           2,723,126
                                                                                                                    ---------------
                                                                                                                         10,226,505
                                                                                                                    ---------------
    SOUTH AFRICA 4.5%
    Foschini Ltd. ....................................               Specialty Retail                   294,741           2,807,251
    JD Group Ltd. ....................................               Specialty Retail                   306,721           3,764,784
    Massmart Holdings Ltd. ...........................           Food & Staples Retailing               551,821           6,415,727
    Old Mutual PLC ...................................                  Insurance                     3,612,310          11,663,244
                                                                                                                    ---------------
                                                                                                                         24,651,006
                                                                                                                    ---------------
    SOUTH KOREA 0.6%
    Shinhan Financial Group Co. Ltd. .................               Commercial Banks                    60,750           3,486,555
                                                                                                                    ---------------
    SPAIN 0.5%
    Telefonica SA ....................................    Diversified Telecommunication Services        121,869           2,685,374
                                                                                                                    ---------------
    TAIWAN 3.3%
    Chunghwa Telecom Co. Ltd., ADR ...................    Diversified Telecommunication Services        336,519           6,703,458
    Compal Electronics Inc. ..........................           Computers & Peripherals              1,689,218           1,429,378
  a Compal Electronics Inc., GDR, 144A ...............           Computers & Peripherals                 66,400             278,215
    Lite-On Technology Corp. .........................           Computers & Peripherals              3,088,686           3,990,369
    Mega Financial Holding Co. Ltd. ..................               Commercial Banks                 9,038,000           5,899,692
                                                                                                                    ---------------
                                                                                                                         18,301,112
                                                                                                                    ---------------
    THAILAND 2.1%
    Advanced Info Service Public Co. Ltd., fgn. ......     Wireless Telecommunication Services          881,600           1,687,152
    Bank of Ayudhya Public Co. Ltd. ..................               Commercial Banks                 7,747,700           4,735,812
    Krung Thai Bank Public Co. Ltd., fgn. ............               Commercial Banks                14,316,700           4,948,074
                                                                                                                    ---------------
                                                                                                                         11,371,038
                                                                                                                    ---------------


24 | Annual Report

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                 INDUSTRY                     SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    UNITED KINGDOM 14.4%
    Alliance Boots PLC ...............................           Food & Staples Retailing               485,493     $     9,810,230
    Aviva PLC ........................................                   Insurance                      468,620           6,901,419
    BP PLC ...........................................          Oil, Gas & Consumable Fuels             572,005           6,212,475
    Centrica PLC .....................................                Multi-Utilities                   251,410           1,911,868
    Compass Group PLC ................................         Hotels, Restaurants & Leisure            690,705           4,620,588
    GlaxoSmithKline PLC ..............................                Pharmaceuticals                   425,436          11,693,820
    HSBC Holdings PLC ................................               Commercial Banks                   322,052           5,597,643
    Kingfisher PLC ...................................               Specialty Retail                 1,047,867           5,736,766
    Pearson PLC ......................................                     Media                        323,810           5,555,620
    Royal Bank of Scotland Group PLC .................               Commercial Banks                   176,053           6,872,439
    Royal Dutch Shell PLC, B .........................          Oil, Gas & Consumable Fuels             136,316           4,538,088
    Tesco PLC ........................................           Food & Staples Retailing               215,081           1,879,989
    Vodafone Group PLC ...............................      Wireless Telecommunication Services       3,010,480           8,026,031
                                                                                                                    ---------------
                                                                                                                         79,356,976
                                                                                                                    ---------------
    UNITED STATES 8.5%
    Bank of America Corp. ............................               Commercial Banks                   112,770           5,753,525
    Bristol-Myers Squibb Co. .........................                Pharmaceuticals                   211,490           5,870,962
    General Electric Co. .............................           Industrial Conglomerates               178,730           6,319,893
    JPMorgan Chase & Co. .............................        Diversified Financial Services            111,926           5,414,980
    Merck & Co. Inc. .................................                Pharmaceuticals                   237,846          10,505,658
    Microsoft Corp. ..................................                   Software                       185,870           5,180,197
    Pfizer Inc. ......................................                Pharmaceuticals                   305,422           7,714,960
                                                                                                                    ---------------
                                                                                                                         46,760,175
                                                                                                                    ---------------
    TOTAL COMMON STOCKS (COST $313,385,161) ..........                                                                  341,101,188
                                                                                                                    ---------------

    PREFERRED STOCKS 0.8%
    BRAZIL 0.8%
    Companhia Vale do Rio Doce, ADR, pfd., A .........                Metals & Mining                    86,190           2,696,023
    Tele Norte Leste Participacoes SA, ADR, pfd. .....    Diversified Telecommunication Services        114,950           1,590,908
                                                                                                                    ---------------
    TOTAL PREFERRED STOCKS (COST $3,521,823) .........                                                                    4,286,931
                                                                                                                    ---------------

                                                                                             ------------------
                                                                                             PRINCIPAL AMOUNT b
                                                                                             ------------------
    CORPORATE BONDS & NOTES 4.1%
    BERMUDA 0.1%
    Intelsat Subsidiary Holding Co. Ltd., senior note,
       8.25%, 1/15/13 ................................                                                  300,000             314,250
                                                                                                                    ---------------
    CANADA 0.1%
  a Bombardier Inc., senior note, 144A, 8.00%,
       11/15/14 ......................................                                                   50,000              52,000
    CanWest Media Inc., senior sub. note, 8.00%,
       9/15/12 .......................................                                                  200,000             208,000
  a Novelis Inc., senior note, 144A, 7.25%,
       2/15/15 .......................................                                                  200,000             212,500


                                                              Annual Report | 25

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                         PRINCIPAL AMOUNT b    VALUE
------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES (CONTINUED)
    CANADA (CONTINUED)
    Quebecor Media Inc., senior note, 7.75%,
       3/15/16 ..........................................                200,000      $  206,500
                                                                                      ----------
                                                                                         679,000
                                                                                      ----------
    FRANCE 0.0% c
    Compagnie Generale de Geophysique-Veritas,
       senior note, 7.75%, 5/15/17 ......................                200,000         209,500
                                                                                      ----------
    GERMANY 0.2%
    KfW Bankengruppe, senior note, 8.25%,
       9/20/07 ..........................................             60,500,000 ISK     894,143
                                                                                      ----------
    ICELAND 0.1%
a,d Landsbanki Islands HF, 144A, FRN, 6.07%,
       8/25/09 ..........................................                500,000         506,768
                                                                                      ----------
    ITALY 0.0% c
  a Wind Acquisition Finance SA, senior note, 144A,
       10.75%, 12/01/15 .................................                100,000         115,000
                                                                                      ----------
    JAMAICA 0.1%
  a Digicel Group Ltd., senior note, 144A, 8.875%,
       1/15/15 ..........................................                300,000         291,750
                                                                                      ----------
    LUXEMBOURG 0.1%
    Millicom International Cellular SA, senior note,
       10.00%, 12/01/13 .................................                200,000         220,000
                                                                                      ----------
    NETHERLANDS 0.0% c
  a NXP BV/NXP Funding LLC, 144A, 7.875%,
       10/15/14 .........................................                200,000         207,500
                                                                                      ----------
    SOUTH KOREA 0.2%
    Kumho Industrial Co. Ltd., 5.75%, 10/23/09 ..........            370,000,000 KRW     389,721
    Woori Capital Co. Ltd., 5.14%, 5/21/08 ..............            730,000,000 KRW     773,948
                                                                                      ----------
                                                                                       1,163,669
                                                                                      ----------
    UNITED KINGDOM 0.0% c
    Inmarsat Finance II PLC, senior note, zero cpn. to
       11/15/08, 10.375% thereafter, 11/15/12 ...........                200,000         190,000
                                                                                      ----------
    UNITED STATES 3.2%
    Aquila Inc., senior note, 9.95%, 2/01/11 ............                100,000         110,000
  a ARAMARK Corp., senior note, B, 144A, 8.50%,
       2/01/15 ..........................................                100,000         104,500
    BCP Crystal Holdings Corp., senior sub. note,
       9.625%, 6/15/14 ..................................                150,000         171,138
    Buckeye Technologies Inc., senior sub. note,
       8.00%, 10/15/10 ..................................                200,000         200,000


26 | Annual Report

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                         PRINCIPAL AMOUNT b    VALUE
------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES (CONTINUED)
    UNITED STATES (CONTINUED)
    Cablevision Systems Corp., senior note, B, 8.00%,
       4/15/12 ..........................................                 50,000      $   51,000
    Case New Holland Inc., senior note, 7.125%,
       3/01/14 ..........................................                100,000         104,500
    Case New Holland Inc., senior note, 9.25%,
       8/01/11 ..........................................                100,000         105,500
    CCH II LLC, senior note, 10.25%, 9/15/10 ............                300,000         318,000
    Chesapeake Energy Corp., senior note, 6.25%,
       1/15/18 ..........................................                250,000         248,125
    Chesapeake Energy Corp., senior note, 7.625%,
       7/15/13 ..........................................                 50,000          53,375
    Commercial Vehicle Group Inc., senior note, 8.00%,
       7/01/13 ..........................................                200,000         203,000
    Copano Energy LLC, senior note, 8.125%,
       3/01/16 ..........................................                200,000         208,000
    Crown Americas Inc., senior note, 7.75%,
       11/15/15 .........................................                200,000         209,000
    CSC Holdings Inc., senior deb., 7.625%,
       7/15/18 ..........................................                150,000         152,250
    DaVita Inc., senior sub. note, 7.25%, 3/15/15 .......                200,000         203,250
    Dex Media Inc., senior disc. note, zero cpn. to
       11/15/08, 9.00% thereafter, 11/15/13 .............                200,000         187,250
    Dex Media West LLC, senior sub. note, 9.875%,
       8/15/13 ..........................................                150,000         164,438
    Dobson Cellular Systems Inc., senior secured note,
       9.875%, 11/01/12 .................................                300,000         328,500
    DRS Technologies Inc., senior sub. note, 7.625%,
       2/01/18 ..........................................                200,000         209,000
    Dynegy Holdings Inc., senior note, 8.375%,
       5/01/16 ..........................................                200,000         209,000
    EchoStar DBS Corp., senior note, 6.375%,
       10/01/11 .........................................                100,000         100,875
    EchoStar DBS Corp., senior note, 7.125%,
       2/01/16 ..........................................                 50,000          51,875
    El Paso Corp., senior note, 7.875%, 6/15/12 .........                200,000         218,500
    Ford Motor Credit Co., 5.625%, 10/01/08 .............                250,000         245,065
    Ford Motor Credit Co., senior note, 9.875%,
       8/10/11 ..........................................                150,000         158,991
    Forest City Enterprises Inc., senior note, 7.625%,
       6/01/15 ..........................................                150,000         153,375
    Freeport-McMoRan Copper & Gold Inc., senior note,
       8.375%, 4/01/17 ..................................                200,000         216,750
  a Freescale Semiconductor Inc., senior note, 144A,
       8.875%, 12/15/14 .................................                200,000         201,250
    Fresenius Medical Care Capital Trust, 7.875%,
       6/15/11 ..........................................                150,000         158,250
    General Motors Acceptance Corp. LLC, 6.875%,
       9/15/11 ..........................................                 50,000          50,096


                                                              Annual Report | 27

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                         PRINCIPAL AMOUNT b    VALUE
------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES (CONTINUED)
    UNITED STATES (CONTINUED)
    General Motors Acceptance Corp. LLC, 6.875%,
       8/28/12 ..........................................                250,000      $  249,269
    Graphic Packaging International Corp., senior note,
       8.50%, 8/15/11 ...................................                200,000         209,000
    Hanover Compressor Co., senior note, 7.50%,
       4/15/13 ..........................................                100,000         103,000
  a Hawker Beechcraft Acquisition Co., senior note,
       144A, 8.50%, 4/01/15 .............................                300,000         312,375
  a HCA Inc., senior secured note, 144A, 9.125%,
       11/15/14 .........................................                200,000         214,250
    Host Marriott LP, senior note, K, 7.125%,
       11/01/13 .........................................                100,000         102,750
    Host Marriott LP, senior note, M, 7.00%,
       8/15/12 ..........................................                200,000         204,750
  a Huntsman International LLC, senior note, 144A,
       7.875%, 11/15/14 .................................                250,000         259,687
    Iron Mountain Inc., senior sub. note, 8.75%,
       7/15/18 ..........................................                200,000         216,000
    Jarden Corp., senior sub. note, 7.50%, 5/01/17 ......                200,000         203,000
    JohnsonDiversey Inc., senior sub. note, B, 9.625%,
       5/15/12 ..........................................                100,000         105,000
    Jostens IH Corp., senior sub. note, 7.625%,
       10/01/12 .........................................                300,000         306,750
    JSG Funding PLC, senior sub. note, 7.75%,
       4/01/15 ..........................................                300,000         307,500
    KB Home, senior note, 6.25%, 6/15/15 ................                200,000         180,250
    L-3 Communications Corp., senior sub. note,
       5.875%, 1/15/15 ..................................                100,000          97,625
    L-3 Communications Corp., senior sub. note,
       6.375%, 10/15/15 .................................                100,000          99,625
  a Lamar Media Corp., senior sub. note, 144A,
       6.625%, 8/15/15 ..................................                150,000         147,000
    Lamar Media Corp., senior sub. note, 6.625%,
       8/15/15 ..........................................                 50,000          49,000
    Liberty Media Corp., senior note, 5.70%,
       5/15/13 ..........................................                200,000         192,754
    LIN Television Corp., senior sub. note, 6.50%,
       5/15/13 ..........................................                200,000         196,750
    Lyondell Chemical Co., senior note, 8.00%,
       9/15/14 ..........................................                300,000         315,750
  a MacDermid Inc., senior sub. note, 144A, 9.50%,
       4/15/17 ..........................................                100,000         103,000
    Mariner Energy Inc., senior note, 7.50%,
       4/15/13 ..........................................                200,000         197,500
    Markwest Energy Partners LP, senior note, 6.875%,
       11/01/14 .........................................                200,000         195,000
    MGM MIRAGE Inc., senior note, 6.625%,
       7/15/15 ..........................................                200,000         193,000


28 | Annual Report

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                         PRINCIPAL AMOUNT b    VALUE
------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES (CONTINUED)
    UNITED STATES (CONTINUED)
  a Michaels Stores Inc., senior note, 144A, 10.00%,
       11/01/14 .........................................                300,000      $  322,500
    Midwest Generation LLC, senior secured note,
       8.75%, 5/01/34 ...................................                200,000         218,000
    Mirant North America LLC, senior note, 7.375%,
       12/31/13 .........................................                200,000         206,000
    Nalco Co., senior sub. note, 8.875%, 11/15/13 .......                300,000         320,250
    Nortek Inc., senior sub. note, 8.50%, 9/01/14 .......                200,000         195,500
    NRG Energy Inc., senior note, 7.375%, 2/01/16 .......                300,000         309,000
    Owens-Brockway Glass Container Inc., senior note,
       6.75%, 12/01/14 ..................................                300,000         298,500
    Peabody Energy Corp., senior note, 7.375%,
       11/01/16 .........................................                150,000         158,625
    Pinnacle Entertainment Inc., senior sub. note,
       8.25%, 3/15/12 ...................................                100,000         103,500
    Pinnacle Entertainment Inc., senior sub. note,
       8.75%, 10/01/13 ..................................                100,000         106,750
    Pogo Producing Co., senior sub. note, 7.875%,
       5/01/13 ..........................................                200,000         202,500
    Qwest Communications International Inc.,
      senior note, 7.50%, 2/15/14 .......................                100,000         103,500
    R.H. Donnelley Corp., senior note, 8.875%,
       1/15/16 ..........................................                200,000         213,500
    Radio One Inc., senior sub. note, 6.375%,
       2/15/13 ..........................................                200,000         194,000
    RBS Global & Rexnord Corp., senior note, 9.50%,
       8/01/14 ..........................................                200,000         209,000
  a Rental Service Corp., senior note, 144A, 9.50%,
       12/01/14 .........................................                200,000         214,000
    Reynolds American Inc., senior secured note,
       7.625%, 6/01/16 ..................................                300,000         320,649
    Royal Caribbean Cruises Ltd., senior deb.,
       7.25%, 3/15/18 ...................................                200,000         204,615
    Sanmina-SCI Corp., senior sub. note, 8.125%,
       3/01/16 ..........................................                200,000         189,000
    Smithfield Foods Inc., senior note, 7.00%,
       8/01/11 ..........................................                200,000         203,750
    Solectron Global Finance Ltd., senior sub. note,
       8.00%, 3/15/16 ...................................                200,000         200,500
    Station Casinos Inc., senior sub. note, 6.875%,
       3/01/16 ..........................................                300,000         276,375
    SunGard Data Systems Inc., senior note, 9.125%,
       8/15/13 ..........................................                100,000         107,750
    SunGard Data Systems Inc., senior sub. note,
       10.25%, 8/15/15 ..................................                200,000         219,250
    Tenet Healthcare Corp., senior note, 6.375%,
       12/01/11 .........................................                300,000         282,000


                                                              Annual Report | 29

Templeton Global Investment Trust

-----------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                     PRINCIPAL AMOUNT b       VALUE
-----------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES (CONTINUED)
    UNITED STATES (CONTINUED)
    The Williams Cos. Inc., senior note, 7.625%,
       7/15/19 ............................................         100,000          $   109,250
    The Williams Cos., Inc., 8.75%, 3/15/32 ...............         100,000              115,750
    Toyota Motor Credit Corp., 12.50%, 11/19/07 ...........      30,000,000 ISK          451,082
  a TransDigm Inc., senior sub. note, 144A, 7.75%,
       7/15/14 ............................................         200,000              207,500
  a TRW Automotive Inc., senior note, 144A, 7.25%,
       3/15/17 ............................................         300,000              295,500
    TXU Corp., senior note, P, 5.55%, 11/15/14 ............         200,000              178,136
    United Rentals North America Inc., senior sub.
       note, 7.75%, 11/15/13 ..............................         200,000              206,500
  a Univision Communications Inc., senior note, 144A,
       PIK, 9.75%, 3/15/15 ................................         250,000              250,312
a,d US Oncology Holdings Inc., senior note, 144A, FRN,
       9.7969%, 3/15/12 ...................................         200,000              203,000
    Vanguard Health Holding Co. II LLC, senior sub.
       note, 9.00%, 10/01/14 ..............................         200,000              203,500
  a Verso Paper Holdings LLC, senior secured note,
       144A, 9.125%, 8/01/14 ..............................         200,000              209,000
    Windstream Corp., senior note, 8.625%,
       8/01/16 ............................................         150,000              164,813
                                                                                     -----------
                                                                                      17,828,795
                                                                                     -----------

    TOTAL CORPORATE BONDS & NOTES
      (COST $22,190,684) ..................................                           22,620,375
                                                                                     -----------

    FOREIGN GOVERNMENT AND AGENCY SECURITIES 25.2%
    ARGENTINA 1.4%
    Government of Argentina,
    d,e FRN, 5.475%, 8/03/12 ..............................       7,585,000            5,400,330
      i GDP Linked Security, 12/15/35 .....................       3,945,000 EUR          695,422
      i GDP Linked Security, 12/15/35 .....................       8,355,000            1,157,168
                                                                                     -----------
                                                                                       7,252,920
                                                                                     -----------
    AUSTRALIA 0.7%
    New South Wales Treasury Corp., 8.00%,
       3/01/08 ............................................       3,420,000 AUD        2,805,371
    Queensland Treasury Corp., 07G, 8.00%,
       9/14/07 ............................................       1,085,000 AUD          883,875
                                                                                     -----------
                                                                                       3,689,246
                                                                                     -----------
    AUSTRIA 0.0% c
    Government of Austria,
       5.00%, 7/15/12 .....................................           5,000 EUR            6,973
       4.65%, 1/15/18 .....................................          55,000 EUR           76,637
                                                                                     -----------
                                                                                          83,610
                                                                                     -----------


30 | Annual Report

Templeton Global Investment Trust

--------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                       PRINCIPAL AMOUNT b       VALUE
--------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
    BRAZIL 4.8%
    Nota Do Tesouro Nacional,
       9.762%, 1/01/10 ....................................            1,550 f BRL    $    722,420
       9.762%, 1/01/12 ....................................           32,800 f BRL      14,938,914
       9.762%, 1/01/14 ....................................            5,000 f BRL       2,231,882
       9.762%, 1/01/17 ....................................           11,600 f BRL       5,080,257
    g Index Linked, 6.00%, 11/15/09 .......................            2,350 f BRL       1,787,995
    g Index Linked, 6.00%, 5/15/15 ........................            2,600 f BRL       1,906,160
                                                                                      ------------
                                                                                        26,667,628
                                                                                      ------------
    CANADA 0.8%
    Government of Canada, 10.00%, 6/01/08 .................        4,715,000   CAD       4,356,301
                                                                                      ------------
    COLOMBIA 0.1%
    Government of Colombia, 12.00%, 10/22/15 ..............    1,290,000,000   COP         678,016
                                                                                      ------------
    EL SALVADOR 0.0% c
  a Government of El Salvador, 144A, 7.65%,
       6/15/35 ............................................          100,000               114,750
                                                                                      ------------
    FINLAND 0.0% c
    Government of Finland, 5.375%, 7/04/13 ................           10,000   EUR          14,306
                                                                                      ------------
    FRANCE 0.0% c
    Government of France,
       4.25%, 4/25/19 .....................................           25,000   EUR          33,682
       6.00%, 10/25/25 ....................................           70,000   EUR         114,010
                                                                                      ------------
                                                                                           147,692
                                                                                      ------------
    GERMANY 0.0% c
    Government of Germany, 3.75%, 7/04/13 .................           15,000   EUR          19,713
                                                                                      ------------
    GREECE 0.0% c
    Government of the Hellenic Republic,
       4.60%, 5/20/13 .....................................            5,000   EUR           6,834
       5.90%, 10/22/22 ....................................            5,000   EUR           7,756
                                                                                      ------------
                                                                                            14,590
                                                                                      ------------
    INDONESIA 4.7%
    Government of Indonesia,
       13.15%, 3/15/10 ....................................      500,000,000   IDR          61,685
       15.425%, 9/15/10 ...................................    1,550,000,000   IDR         204,812
       10.00%, 10/15/11 ...................................    3,375,000,000   IDR         382,808
       13.15%, 1/15/12 ....................................    2,700,000,000   IDR         340,582
       11.00%, 12/15/12 ...................................      100,000,000   IDR          11,814
       14.25%, 6/15/13 ....................................   10,805,000,000   IDR       1,446,390
       14.275%, 12/15/13 ..................................    2,615,000,000   IDR         353,562
       11.00%, 10/15/14 ...................................      980,000,000   IDR         115,909
       9.50%, 6/15/15 .....................................    4,937,000,000   IDR         536,983
       10.75%, 5/15/16 ....................................    3,050,000,000   IDR         353,800


                                                              Annual Report | 31

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                     PRINCIPAL AMOUNT b       VALUE
------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
    INDONESIA (CONTINUED)
    Government of Indonesia, (continued)
       10.00%, 7/15/17 ....................................    4,156,000,000 IDR    $    458,868
       11.50%, 9/15/19 ....................................    7,315,000,000 IDR         870,218
       11.00%, 11/15/20 ...................................   15,000,000,000 IDR       1,720,712
       12.80%, 6/15/21 ....................................   24,487,000,000 IDR       3,158,696
       12.90%, 6/15/22 ....................................   10,410,000,000 IDR       1,351,472
       11.75%, 8/15/23 ....................................   20,415,000,000 IDR       2,472,173
       11.00%, 9/15/25 ....................................   21,350,000,000 IDR       2,443,845
       12.00%, 9/15/26 ....................................    3,350,000,000 IDR         415,767
       10.25%, 7/15/27 ....................................   78,860,000,000 IDR       8,493,206
       FR43, 10.25%, 7/15/22 ..............................    3,500,000,000 IDR         378,767
                                                                                    ------------
                                                                                      25,572,069
                                                                                    ------------
    IRAQ 0.9%
  a Government of Iraq, 144A, 5.80%, 1/15/28 ..............        7,400,000           4,810,000
                                                                                    ------------
    IRELAND 0.0% c
    Government of Ireland,
       5.00%, 4/18/13 .....................................            5,000 EUR           7,016
       4.60%, 4/18/16 .....................................            5,000 EUR           6,938
                                                                                    ------------
                                                                                          13,954
                                                                                    ------------
    MALAYSIA 2.4%
    Government of Malaysia,
       8.60%, 12/01/07 ....................................       39,700,000 MYR      11,870,070
       6.45%, 7/01/08 .....................................        5,275,000 MYR       1,581,465
                                                                                    ------------
                                                                                      13,451,535
                                                                                    ------------
    MEXICO 1.7%
    Government of Mexico,
       8.00%, 12/17/15 ....................................          350,000 h MXN     3,255,331
       10.00%, 12/05/24 ...................................          535,000 h MXN     5,969,753
     a 144A, 7.50%, 3/08/10 ...............................           45,000 EUR          65,318
                                                                                    ------------
                                                                                       9,290,402
                                                                                    ------------
    NETHERLANDS 0.0% c
    Government of the Netherlands, 4.25%, 7/15/13 .........            5,000 EUR           6,749
                                                                                    ------------
    NEW ZEALAND 0.1%
    Government of New Zealand, 6.00%, 4/15/15 .............          830,000 NZD         593,308
                                                                                    ------------
    PERU 1.0%
    Government of Peru,
       8.60%, 8/12/17 .....................................        4,830,000 PEN       1,825,341
       7.84%, 8/12/20 .....................................        2,190,000 PEN         797,913
       7.35%, 7/21/25 .....................................        2,340,000           2,674,620
                                                                                    ------------
                                                                                       5,297,874
                                                                                    ------------


32 | Annual Report

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                      PRINCIPAL AMOUNT b       VALUE
------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
    POLAND 1.4%
    Government of Poland,
       8.50%, 5/12/07 .....................................        5,905,000 PLN    $  2,048,398
       5.75%, 6/24/08 .....................................          350,000 PLN         122,577
       6.00%, 5/24/09 .....................................        2,265,000 PLN         803,974
       6.25%, 10/24/15 ....................................          855,000 PLN         317,380
       5.75%, 9/23/22 .....................................       12,550,000 PLN       4,536,321
                                                                                    ------------
                                                                                       7,828,650
                                                                                    ------------
    SLOVAK REPUBLIC 0.1%
    Government of Slovakia, 8.50%, 8/17/10 ................       10,000,000 SKK         457,657
                                                                                    ------------
    SWEDEN 4.9%
    Government of Sweden,
       8.00%, 8/15/07 .....................................      111,515,000 SEK      16,227,828
       6.50%, 5/05/08 .....................................       73,300,000 SEK      10,817,921
                                                                                    ------------
                                                                                      27,045,749
                                                                                    ------------
    THAILAND 0.2%
    Bank of Thailand Bond,
       5.00%, 1/12/08 .....................................        3,910,000 THB         112,645
       5.50%, 8/10/08 .....................................        6,460,000 THB         188,414
    Government of Thailand, 5.60%, 7/07/07 ................       31,510,000 THB         903,836
                                                                                    ------------
                                                                                       1,204,895
                                                                                    ------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY
       SECURITIES (COST $129,851,036) .....................                          136,759,024
                                                                                    ------------
    TOTAL LONG TERM INVESTMENTS
       (COST $470,205,844) ................................                          506,620,108
                                                                                    ------------
    SHORT TERM INVESTMENTS 4.9%
    FOREIGN GOVERNMENT SECURITIES 4.9%
    EGYPT 3.6%
  j Egypt Treasury Bill, 4/17/07 - 4/01/08 ................      119,075,000 EGP      19,909,642
                                                                                    ------------
    THAILAND 1.3%
  j Thailand Treasury Bill, 5/03/07 - 1/10/08 .............      252,915,000 THB       7,121,312
                                                                                    ------------
    TOTAL FOREIGN GOVERNMENT SECURITIES
       (COST $26,449,145) .................................                           27,030,954
                                                                                    ------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
       (COST $496,654,989) ................................                          533,651,062
                                                                                    ------------


                                                              Annual Report | 33

Templeton Global Investment Trust

----------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                        SHARES        VALUE
----------------------------------------------------------------------------------------
  k MONEY MARKET FUND (COST $48,134) 0.0% c
    UNITED STATES 0.0% c
    Franklin Institutional Fiduciary Trust Money Market
       Portfolio, 4.99% ..................................        48,134   $      48,134
                                                                           -------------
    TOTAL INVESTMENTS (COST $496,703,123)
       96.9% .............................................                   533,699,196
    NET UNREALIZED GAIN ON FORWARD EXCHANGE
       CONTRACTS 0.1% ....................................                       660,851
    OTHER ASSETS, LESS LIABILITIES 3.0% ..................                    16,583,064
                                                                           -------------

    NET ASSETS 100.0% ....................................                 $ 550,943,111
                                                                           =============

SELECTED CURRENCY ABBREVIATIONS

AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
COP - Colombian Peso
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
ISK - Iceland Krona
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty
SEK - Swedish Krona
SKK - Slovak Koruna
THB - Thailand Baht

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
FRN - Floating Rate Note
GDP - Gross Domestic Product
GDR - Global Depository Receipt

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2007, the aggregate value of these securities was $9,697,675, representing 1.76% of net assets.

b     The principal amount is stated in U.S. dollars unless otherwise indicated.

c     Rounds to less than 0.1% of net assets.

d     The coupon rate shown represents the rate at period end.

e The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

f     Principal is stated in 100 Real units.

g     Redemption price at maturity is adjusted for inflation. See Note 1(e).

h     Principal is stated in 100 Peso units.

i Securities are linked to the Argentine GDP and do not pay principal over life of security or at expiration. Securities entitle the holder to receive only variable income payments, subject to certain conditions, which are based on growth of the Argentine GDP and the principal or "notional" value of these GDP linked securities.

j     The security is traded on a discount basis with no stated coupon rate.

k See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


34 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007

                                                                    ------------
                                                                     TEMPLETON
                                                                    INCOME FUND
                                                                    ------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .................................     $496,654,989
  Cost - Sweep Money Fund (Note 7) ............................           48,134
                                                                    ------------
  Total cost of investments ...................................     $496,703,123
                                                                    ------------
  Value - Unaffiliated issuers ................................      533,651,062
  Value - Sweep Money Fund (Note 7) ...........................           48,134
  Total value of investments ..................................      533,699,196
 Foreign currency, at value (cost $8,918,258) .................        8,753,814
 Receivables:
  Investment securities sold ..................................          280,444
  Capital shares sold .........................................        5,261,281
  Dividends and interest ......................................        5,745,152
 Unrealized gain on forward exchange contracts (Note 8)........          876,891
                                                                    ------------
   Total assets ...............................................      554,616,778
                                                                    ------------
Liabilities:
 Payables:
  Investment securities purchased .............................        2,193,269
  Capital shares redeemed .....................................          472,094
  Affiliates ..................................................          631,246
 Unrealized loss on forward exchange contracts (Note 8) .......          216,040
 Accrued expenses and other liabilities .......................          161,018
                                                                    ------------
   Total liabilities ..........................................        3,673,667
                                                                    ------------
     Net assets, at value .....................................     $550,943,111
                                                                    ============
 Net assets consist of:
  Paid-in capital .............................................     $509,152,829
  Undistributed net investment income .........................        2,494,422
  Net unrealized appreciation (depreciation) ..................       37,554,238
  Accumulated net realized gain (loss) ........................        1,741,622
                                                                    ------------
     Net assets, at value .....................................     $550,943,111
                                                                    ============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 35

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2007

                                                                            --------------
                                                                              TEMPLETON
                                                                             INCOME FUND
                                                                            --------------
CLASS A:
 Net assets, at value ...................................................   $  330,575,914
                                                                            ==============
 Shares outstanding .....................................................      109,541,963
                                                                            ==============
 Net asset value per share a ............................................   $         3.02
                                                                            ==============
 Maximum offering price per share (net asset value per share / 95.75%) ..   $         3.15
                                                                            ==============
CLASS C:
 Net assets, at value ...................................................   $  216,391,401
                                                                            ==============
 Shares outstanding .....................................................       71,745,014
                                                                            ==============
 Net asset value and maximum offering price per share a .................   $         3.02
                                                                            ==============
CLASS R:
 Net assets, at value ...................................................   $      425,480
                                                                            ==============
 Shares outstanding .....................................................          140,780
                                                                            ==============
 Net asset value and maximum offering price per share a .................   $         3.02
                                                                            ==============
ADVISOR CLASS:
 Net assets, at value ...................................................   $    3,550,316
                                                                            ==============
 Shares outstanding .....................................................        1,173,422
                                                                            ==============
 Net asset value and maximum offering price per share a .................   $         3.03
                                                                            ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


36 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the year ended March 31, 2007

                                                                          ------------
                                                                            TEMPLETON
                                                                           INCOME FUND
                                                                          ------------
Investment income:
 Dividends (net of foreign taxes of $405,388)
  Unaffiliated issuers ................................................   $  5,574,882
  Sweep Money Fund (Note 7) ...........................................        459,470
 Interest (net of foreign taxes of $117,192) ..........................      7,576,485
 Other income .........................................................          3,000
                                                                          ------------
   Total investment income ............................................     13,613,837
                                                                          ------------
Expenses:
 Management fees (Note 3a) ............................................      1,730,266
 Administrative fees (Note 3b) ........................................        564,604
 Distribution fees (Note 3c)
  Class A .............................................................        442,371
  Class C .............................................................        677,206
  Class R .............................................................          2,198
 Transfer agent fees (Note 3e) ........................................        282,531
 Custodian fees (Note 4) ..............................................        196,831
 Reports to shareholders ..............................................         74,556
 Registration and filing fees .........................................        127,920
 Professional fees ....................................................         72,673
 Trustees' fees and expenses ..........................................         27,449
 Amortization of offering costs .......................................         19,880
 Other ................................................................         19,078
                                                                          ------------
   Total expenses .....................................................      4,237,563
                                                                          ------------
   Expense reductions (Note 4) ........................................           (114)
   Expenses waived/paid by affiliates (Note 3f) .......................       (433,564)
                                                                          ------------
    Net expenses ......................................................      3,803,885
                                                                          ------------
     Net investment income ............................................      9,809,952
                                                                          ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .........................................................      3,169,030
  Foreign currency transactions .......................................        914,878
                                                                          ------------
    Net realized gain (loss) ..........................................      4,083,908
                                                                          ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .........................................................     32,157,760
  Translation of assets and liabilities denominated in foreign
   currencies .........................................................        (97,086)
                                                                          ------------
    Net change in unrealized appreciation (depreciation) ..............     32,060,674
                                                                          ------------
Net realized and unrealized gain (loss) ...............................     36,144,582
                                                                          ------------
Net increase (decrease) in net assets resulting from operations .......   $ 45,954,534
                                                                          ============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 37

Templeton Global Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         -------------------------------
                                                                                              TEMPLETON INCOME FUND
                                                                                         -------------------------------
                                                                                               YEAR ENDED MARCH 31,
                                                                                             2007             2006 a
                                                                                         -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................   $   9,809,952    $   2,024,078
  Net realized gain (loss) from investments and foreign currency transactions ........       4,083,908          152,405
  Net change in unrealized appreciation (depreciation) on investments and translation
   of assets and liabilities denominated in foreign currencies .......................      32,060,674        5,493,564
                                                                                         -------------------------------
    Net increase (decrease) in net assets resulting from operations ..................      45,954,534        7,670,047
                                                                                         -------------------------------
Distributions to shareholders from:
  Net investment income:
    Class A ..........................................................................      (5,860,454)      (1,230,161)
    Class C ..........................................................................      (3,007,107)        (560,258)
    Class R ..........................................................................         (13,468)          (8,630)
    Advisor Class ....................................................................         (72,285)         (15,146)
  Net realized gains:
    Class A ..........................................................................        (632,697)         (26,012)
    Class C ..........................................................................        (386,856)         (12,980)
    Class R ..........................................................................          (1,498)            (225)
    Advisor Class ....................................................................          (6,261)            (260)
                                                                                         -------------------------------
 Total distributions to shareholders .................................................      (9,980,626)      (1,853,672)
                                                                                         -------------------------------
 Capital share transactions: (Note 2)
    Class A ..........................................................................     224,515,719       79,788,303
    Class C ..........................................................................     160,314,505       40,934,377
    Class R ..........................................................................         (31,913)         378,665
    Advisor Class ....................................................................       2,046,249        1,202,182
                                                                                         -------------------------------
 Total capital share transactions ....................................................     386,844,560      122,303,527
                                                                                         -------------------------------

 Redemption fees .....................................................................           3,360            1,381
                                                                                         -------------------------------

    Net increase (decrease) in net assets ............................................     422,821,828      128,121,283
Net assets
 Beginning of year ...................................................................     128,121,283               --
                                                                                         -------------------------------
 End of year .........................................................................   $ 550,943,111    $ 128,121,283
                                                                                         ===============================
Undistributed net investment income included in net assets:
 End of year .........................................................................   $   2,494,422    $     228,325
                                                                                         ===============================

a     For the period July 1, 2005 (commencement of operations) to March 31,
      2006.


38 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton Income Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market


                                                              Annual Report | 39

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


40 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                                                              Annual Report | 41

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic adjustments in the security's interest rate and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


42 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                         --------------------------------------------------------------
                                                             YEAR ENDED MARCH 31,
                                                    2007                              2006 a
                                         --------------------------------------------------------------
                                           SHARES         AMOUNT             SHARES         AMOUNT
                                         --------------------------------------------------------------
CLASS A SHARES:
  Shares sold .......................    84,458,119    $ 242,408,200       33,501,811    $  85,319,490
  Shares issued in reinvestment
    of distributions ................     1,421,674        4,031,144          255,409          657,100
  Shares redeemed ...................    (7,680,104)     (21,923,625)      (2,414,946)      (6,188,287)
                                         --------------------------------------------------------------
  Net increase (decrease) ...........    78,199,689    $ 224,515,719       31,342,274    $  79,788,303
                                         --------------------------------------------------------------

CLASS C SHARES:
  Shares sold .......................    58,305,885    $ 167,605,046       16,839,185    $  43,007,408
  Shares issued in reinvestment
    of distributions ................       758,887        2,156,507          130,589          336,224
  Shares redeemed ...................    (3,349,098)      (9,447,048)        (940,434)      (2,409,255)
                                         --------------------------------------------------------------
  Net increase (decrease) ...........    55,715,674    $ 160,314,505       16,029,340    $  40,934,377
                                         --------------------------------------------------------------

CLASS R SHARES:
  Shares sold .......................       105,578    $     308,971          230,567    $     586,626
  Shares issued in reinvestment
    of distributions ................         5,216           14,599            3,389            8,653
  Shares redeemed ...................      (117,940)        (355,483)         (86,030)        (216,614)
                                         --------------------------------------------------------------
  Net increase (decrease) ...........        (7,146)   $     (31,913)         147,926    $     378,665
                                         --------------------------------------------------------------

ADVISOR CLASS SHARES:
  Shares sold .......................       961,037    $   2,774,848          477,927    $   1,221,194
  Shares issued in reinvestment
    of distributions ................        20,771           58,599            3,309            8,612
  Shares redeemed ...................      (279,060)        (787,198)         (10,562)         (27,624)
                                         --------------------------------------------------------------
  Net increase (decrease) ...........       702,748    $   2,046,249          470,674    $   1,202,182
                                         --------------------------------------------------------------

a     For the period July 1, 2005 (commencement of operations) to March 31,
      2006.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------
SUBSIDIARY                                                       AFFILIATION
------------------------------------------------------------------------------------------
Templeton Global Advisers Limited (TGAL)                         Investment manager
Franklin Advisers, Inc. (Advisers)                               Investment manager
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)    Transfer agent


                                                              Annual Report | 43

Templeton Global Investment Trust

TEMPLETON INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

-----------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
-----------------------------------------------------------------------------
       0.625%           Up to and including $500 million
       0.525%           Over $500 million, up to and including $1 billion
       0.475%           Over $1 billion, up to and including $1.5 billion
       0.425%           Over $1.5 billion, up to and including $6.5 billion
       0.400%           Over $6.5 billion, up to and including $11.5 billion
       0.378%           Over $11.5 billion, up to and including $16.5 billion
       0.365%           Over $16.5 billion, up to and including $19.0 billion
       0.355%           Over $19.0 billion, up to and including $21.5 billion
       0.345%           In excess of $21.5 billion

Under a subadvisory agreement, an affiliate of Advisers, provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A .....................................................   0.25%
Class C .....................................................   0.65%
Class R .....................................................   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .........................   $ 512,175
Contingent deferred sales charges retained .............   $  13,104


44 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the year ended March 31, 2007, the Fund paid transfer agent fees of $282,531, of which $157,607 was retained by Investor Services.

F. EXPENSE WAIVER AND REIMBURSEMENTS

FT Services and TGAL have agreed in advance to waive a portion of their respective fees and to assume payment of other expenses through August 1, 2008. Total expenses waived are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After August 1, 2008, FT Services and TGAL may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the year ended March 31, 2007, was as follows:

                                               -------------------------
                                                   2007          2006
                                               -------------------------
Distributions paid from:
   Ordinary income ........................    $ 9,576,625   $ 1,853,672
   Long term capital gain .................    $   404,001            --
                                               =========================
                                               $ 9,980,626   $ 1,853,672
                                               =========================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.


                                                              Annual Report | 45

Templeton Global Investment Trust

TEMPLETON INCOME FUND

5. INCOME TAXES (CONTINUED)

At March 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ............................................   $497,862,620
                                                                   ============

Unrealized appreciation ........................................   $ 39,395,845
Unrealized depreciation ........................................     (3,559,269)
                                                                   ------------
Net unrealized appreciation (depreciation) .....................   $ 35,836,576
                                                                   ============

Undistributed ordinary income ..................................   $  4,378,434
Undistributed long term capital gains ..........................      1,106,264
                                                                   ------------
Distributable earnings .........................................   $  5,484,698
                                                                   ============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2007, aggregated $413,087,127 and $57,554,194, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At March 31, 2007, the Fund had the following forward exchange contracts outstanding:

                                                CONTRACT        SETTLEMENT   UNREALIZED   UNREALIZED
                                                AMOUNT a           DATE         GAIN         LOSS
-----------------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
    49,983,750      Japanese Yen ............     450,000         4/16/07                 $  (24,796)
   526,500,000      Korean Won ..............     558,029         4/16/07    $    1,753
   735,000,000      Korean Won ..............     776,545         4/18/07         4,951
     1,200,000      Singapore Dollar ........     764,770         4/19/07        27,092
     2,942,800      Romanian Leu ............     800,000 EUR     4/23/07       100,896
   202,428,000      Japanese Yen ............   1,800,000         4/26/07                    (75,452)
       450,000      Singapore Dollar ........     289,240         5/15/07         8,225
       800,000      Canadian Dollar .........     718,197         5/17/07                    (24,259)
     7,000,000      Swedish Krona ...........     988,701         5/18/07        16,788


46 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                CONTRACT        SETTLEMENT   UNREALIZED   UNREALIZED
                                                AMOUNT a           DATE         GAIN         LOSS
-----------------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
  1,250,000,000     Indonesian Rupiah .......     132,950         6/01/07    $    3,260
     39,250,000     Iceland Krona ...........     528,904         6/20/07        55,937
     58,875,000     Iceland Krona ...........     796,685         6/21/07        80,386
        305,000     Canadian Dollar .........     275,716         6/27/07                 $  (10,837)
     58,875,000     Iceland Krona ...........     790,268         6/27/07        85,654
      1,700,000     Norwegian Krone .........     263,068         6/27/07        17,240
      1,480,000     Swedish Krona ...........     205,764         6/27/07         7,274
      1,600,000     Norwegian Krone .........     251,256         8/09/07        12,747
      3,950,000     Slovak Koruna ...........     140,770         8/09/07        18,729
        950,000     Swedish Krona ...........     135,135         8/09/07         1,878
    260,000,000     Korean Won ..............     279,450         8/10/07                     (2,320)
        415,000     Singapore Dollar ........     270,007         8/10/07         5,830
     21,000,000     Thailand Baht ...........     572,831         8/10/07        29,001
        500,000     Singapore Dollar ........     329,229         9/26/07         4,093
    550,000,000     Korean Won ..............     596,465         9/27/07                     (9,631)
     28,500,000     Iceland Krona ...........     381,118        10/09/07        33,080
     10,200,000     Indian Rupee ............     336,667 NZD    10/29/07                     (6,018)
     20,400,000     Indian Rupee ............     679,208 NZD    10/29/07                    (16,167)
     48,073,500     Japanese Yen ............     414,034        11/13/07         5,863
    244,000,000     Korean Won ..............     262,931        11/13/07                     (2,373)
      1,526,000     Norwegian Krone .........     248,219        11/13/07         3,838
        210,000     Canadian Dollar .........     181,976        11/16/07         1,055
      1,350,000     Swedish Krona ...........     194,609        11/20/07           899
        300,000     Canadian Dollar .........     260,983        11/26/07           549
    250,000,000     Korean Won ..............     267,594        11/26/07                       (567)
      1,600,000     Norwegian Krone .........     262,183        11/26/07         2,116
     11,000,000     Norwegian Krone .........   1,811,535        12/03/07         5,594
     43,460,000     Japanese Yen ............     383,475        12/05/07                     (2,867)
    172,296,000     Japanese Yen ............   1,529,073        12/06/07                    (19,980)
      9,447,200     Norwegian Krone .........   1,518,038        12/07/07        42,614
      5,572,320     Swedish Krona ...........     793,122        12/07/07        14,353
  5,900,000,000     Korean Won ..............   6,292,662        12/21/07        11,992
        744,000     Romanian Leu ............     217,811 EUR    12/27/07                     (1,501)
    260,585,000     Kazakhstan Tenge ........   2,110,000         2/06/08                       (215)
    226,964,000     Kazakhstan Tenge ........   1,840,000         2/06/08                     (2,422)
    129,633,000     Kazakhstan Tenge ........   1,050,000         2/07/08                       (447)
      1,023,450     Malaysian Ringgit .......     300,000         2/26/08           748
      1,600,000     Canadian Dollar .........   1,370,919         3/10/08        26,863
      3,100,000     Malaysian Ringgit .......     902,475         3/12/08         9,079
     44,100,000     Norwegian Krone .........   7,139,619         3/12/08       139,394
      5,100,000     Swedish Krona ...........     730,868         3/12/08        10,109


                                                              Annual Report | 47

Templeton Global Investment Trust

TEMPLETON INCOME FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                    CONTRACT       SETTLEMENT   UNREALIZED   UNREALIZED
                                                    AMOUNT a          DATE         GAIN         LOSS
--------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL:

    21,000,000      Thailand Baht ...........        619,469         8/10/07    $   17,636
     8,607,263      Mexican Peso ............    422,444,466 CLP     8/16/07         9,551
     6,018,330      Mexican Peso ............    293,670,419 CLP     8/20/07         3,649
     4,933,350      Mexican Peso ............    236,573,874 CLP     9/12/07                 $   (4,052)
     1,809,177      Mexican Peso ............     86,243,460 CLP     9/14/07                     (2,418)
       321,300      Euro ....................     48,362,076 JPY    12/06/07                     (8,904)
    35,375,342      Mexican Peso ............    141,766,682 INR     1/25/08        37,407
    28,187,973      Mexican Peso ............    112,492,562 INR     2/27/08        18,768
    14,526,189      Mexican Peso ............     57,503,373 INR     2/28/08                       (814)
                                                                                ------------------------
Unrealized gain (loss) on forward exchange contracts                            $  876,891     (216,040)
                                                                                ------------------------
    Net unrealized gain (loss) on forward exchange contracts                                 $  660,851
                                                                                             ==========

a     In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATIONS

CLP - Chilean Peso
EUR - Euro
INR - Indian Rupee
JPY - Japanese Yen
NZD - New Zealand Dollar

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.


48 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

10. REGULATORY AND LITIGATION MATTERS (CONTINUED)

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that settlement.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust/Fund(s), it is committed to making the Trust/Fund(s) or its/their shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.


                                                              Annual Report | 49

Templeton Global Investment Trust

TEMPLETON INCOME FUND

11. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


50 | Annual Report

Templeton Global Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Income Fund (one of the funds constituting the Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2007, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2007


                                                              Annual Report | 51

Templeton Global Investment Trust

TAX DESIGNATION (UNAUDITED)

TEMPLETON INCOME FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $1,490,174 as a long term capital gain dividend for the fiscal year ended March 31, 2007.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $1,075,338 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $4,715,633 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $1,218,071 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 8.18% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2007.

At March 31, 2007, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Funds on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on May 31, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.


52 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

Record Date: 5/31/2006

-----------------------------------------------------------------------------------------
                                                        CLASS A
                                       FOREIGN TAX      FOREIGN            FOREIGN
                                           PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                                 PER SHARE      PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------
Argentina ......................         $0.0000        $0.0022            $0.0000
Australia ......................          0.0000         0.0010             0.0006
Austria ........................          0.0000         0.0004             0.0000
Belgium ........................          0.0000         0.0001             0.0001
Bermuda ........................          0.0000         0.0001             0.0001
Brazil .........................          0.0000         0.0051             0.0000
Canada .........................          0.0001         0.0017             0.0007
China ..........................          0.0000         0.0001             0.0000
Colombia .......................          0.0000         0.0006             0.0000
Egypt ..........................          0.0000         0.0041             0.0004
Finland ........................          0.0002         0.0008             0.0008
France .........................          0.0001         0.0007             0.0006
Germany ........................          0.0001         0.0008             0.0006
Hong Kong ......................          0.0000         0.0015             0.0000
Iceland ........................          0.0000         0.0002             0.0000
Indonesia ......................          0.0004         0.0048             0.0000
Iraq ...........................          0.0000         0.0016             0.0000
Italy ..........................          0.0002         0.0010             0.0010
Japan ..........................          0.0000         0.0006             0.0006
Luxembourg .....................          0.0000         0.0001             0.0000
Malaysia .......................          0.0000         0.0007             0.0000
Mexico .........................          0.0000         0.0008             0.0001
Netherlands ....................          0.0002         0.0011             0.0010
New Zealand ....................          0.0000         0.0001             0.0000
Norway .........................          0.0000         0.0005             0.0000
Peru ...........................          0.0000         0.0018             0.0000
Philippines ....................          0.0000         0.0002             0.0000
Poland .........................          0.0000         0.0011             0.0000
Portugal .......................          0.0000         0.0001             0.0001
Singapore ......................          0.0000         0.0002             0.0000
Slovak Republic ................          0.0000         0.0001             0.0000
South Africa ...................          0.0000         0.0008             0.0005
South Korea ....................          0.0002         0.0010             0.0002
Spain ..........................          0.0000         0.0001             0.0001
Sweden .........................          0.0000         0.0012             0.0001
Taiwan .........................          0.0006         0.0021             0.0007
Thailand .......................          0.0001         0.0016             0.0006
United Kingdom .................          0.0000         0.0075             0.0068
                                         =========================================
TOTAL ..........................         $0.0022        $0.0485            $0.0157
                                         =========================================

-----------------------------------------------------------------------------------------
                                                        CLASS C
                                       FOREIGN TAX      FOREIGN           FOREIGN
                                           PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                                 PER SHARE      PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------
Argentina ......................         $0.0000        $0.0021            $0.0000
Australia ......................          0.0000         0.0009             0.0006
Austria ........................          0.0000         0.0003             0.0000
Belgium ........................          0.0000         0.0001             0.0001
Bermuda ........................          0.0000         0.0001             0.0001
Brazil .........................          0.0000         0.0047             0.0000
Canada .........................          0.0001         0.0016             0.0007
China ..........................          0.0000         0.0001             0.0000
Colombia .......................          0.0000         0.0005             0.0000


                                                              Annual Report | 53

Templeton Global Investment Trust

TEMPLETON INCOME FUND

-----------------------------------------------------------------------------------------
                                                        CLASS C
                                       FOREIGN TAX      FOREIGN            FOREIGN
                                          PAID       SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                                 PER SHARE      PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------
Egypt ..........................         $0.0000        $0.0038            $0.0004
Finland ........................          0.0002         0.0008             0.0008
France .........................          0.0001         0.0006             0.0005
Germany ........................          0.0001         0.0008             0.0006
Hong Kong ......................          0.0000         0.0014             0.0000
Iceland ........................          0.0000         0.0002             0.0000
Indonesia ......................          0.0004         0.0044             0.0000
Iraq ...........................          0.0000         0.0015             0.0000
Italy ..........................          0.0002         0.0009             0.0009
Japan ..........................          0.0000         0.0005             0.0005
Luxembourg .....................          0.0000         0.0000             0.0000
Malaysia .......................          0.0000         0.0007             0.0000
Mexico .........................          0.0000         0.0007             0.0001
Netherlands ....................          0.0002         0.0010             0.0009
New Zealand ....................          0.0000         0.0001             0.0000
Norway .........................          0.0000         0.0004             0.0000
Peru ...........................          0.0000         0.0016             0.0000
Philippines ....................          0.0000         0.0001             0.0000
Poland .........................          0.0000         0.0010             0.0000
Portugal .......................          0.0000         0.0001             0.0001
Singapore ......................          0.0000         0.0002             0.0000
Slovak Republic ................          0.0000         0.0001             0.0000
South Africa ...................          0.0000         0.0007             0.0004
South Korea ....................          0.0002         0.0009             0.0001
Spain ..........................          0.0000         0.0001             0.0001
Sweden .........................          0.0000         0.0012             0.0001
Taiwan .........................          0.0006         0.0019             0.0006
Thailand .......................          0.0001         0.0015             0.0006
United Kingdom .................          0.0000         0.0069             0.0062
                                         =========================================
TOTAL ..........................         $0.0022        $0.0445            $0.0144
                                         =========================================

-----------------------------------------------------------------------------------------
                                                        CLASS R
                                       FOREIGN TAX      FOREIGN            FOREIGN
                                          PAID       SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                                 PER SHARE      PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------
Argentina ......................          0.0000         0.0018             0.0000
Australia ......................          0.0000         0.0008             0.0005
Austria ........................          0.0000         0.0003             0.0000
Belgium ........................          0.0000         0.0001             0.0001
Bermuda ........................          0.0000         0.0001             0.0001
Brazil .........................          0.0000         0.0042             0.0000
Canada .........................          0.0001         0.0014             0.0006
China ..........................          0.0000         0.0001             0.0000
Colombia .......................          0.0000         0.0005             0.0000
Egypt ..........................          0.0000         0.0034             0.0004
Finland ........................          0.0002         0.0007             0.0007
France .........................          0.0001         0.0005             0.0005
Germany ........................          0.0001         0.0007             0.0005
Hong Kong ......................          0.0000         0.0012             0.0000
Iceland ........................          0.0000         0.0001             0.0000
Indonesia ......................          0.0004         0.0040             0.0000
Iraq ...........................          0.0000         0.0013             0.0000
Italy ..........................          0.0002         0.0008             0.0008
Japan ..........................          0.0000         0.0005             0.0005
Luxembourg .....................          0.0000         0.0000             0.0000


54 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

-----------------------------------------------------------------------------------------
                                                        CLASS R
                                       FOREIGN TAX      FOREIGN            FOREIGN
                                           PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                                 PER SHARE      PER SHARE           PER SHARE
-----------------------------------------------------------------------------------------
Malaysia .......................          0.0000         0.0006             0.0000
Mexico .........................          0.0000         0.0007             0.0001
Netherlands ....................          0.0002         0.0009             0.0008
New Zealand ....................          0.0000         0.0001             0.0000
Norway .........................          0.0000         0.0004             0.0000
Peru ...........................          0.0000         0.0015             0.0000
Philippines ....................          0.0000         0.0001             0.0000
Poland .........................          0.0000         0.0009             0.0000
Portugal .......................          0.0000         0.0001             0.0001
Singapore ......................          0.0000         0.0002             0.0000
Slovak Republic ................          0.0000         0.0001             0.0000
South Africa ...................          0.0000         0.0007             0.0004
South Korea ....................          0.0002         0.0008             0.0001
Spain ..........................          0.0000         0.0000             0.0000
Sweden .........................          0.0000         0.0010             0.0001
Taiwan .........................          0.0006         0.0017             0.0005
Thailand .......................          0.0001         0.0013             0.0005
United Kingdom .................          0.0000         0.0062             0.0056
                                         =========================================
TOTAL ..........................         $0.0022        $0.0398            $0.0129
                                         =========================================

-----------------------------------------------------------------------------------------
                                                     ADVISOR CLASS
                                       FOREIGN TAX      FOREIGN            FOREIGN
                                           PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                                 PER SHARE      PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------
Argentina ......................         $0.0000        $0.0024            $0.0000
Australia ......................          0.0000         0.0011             0.0007
Austria ........................          0.0000         0.0004             0.0000
Belgium ........................          0.0000         0.0001             0.0001
Bermuda ........................          0.0000         0.0002             0.0001
Brazil .........................          0.0000         0.0054             0.0000
Canada .........................          0.0001         0.0018             0.0008
China ..........................          0.0000         0.0001             0.0000
Colombia .......................          0.0000         0.0006             0.0000
Egypt ..........................          0.0000         0.0043             0.0005
Finland ........................          0.0002         0.0009             0.0009
France .........................          0.0001         0.0007             0.0006
Germany ........................          0.0001         0.0009             0.0007
Hong Kong ......................          0.0000         0.0016             0.0000
Iceland ........................          0.0000         0.0002             0.0000
Indonesia ......................          0.0004         0.0051             0.0000
Iraq ...........................          0.0000         0.0017             0.0000
Italy ..........................          0.0002         0.0010             0.0010
Japan ..........................          0.0000         0.0006             0.0006
Luxembourg .....................          0.0000         0.0001             0.0000
Malaysia .......................          0.0000         0.0008             0.0000
Mexico .........................          0.0000         0.0008             0.0001
Netherlands ....................          0.0002         0.0012             0.0011
New Zealand ....................          0.0000         0.0001             0.0000
Norway .........................          0.0000         0.0005             0.0000
Peru ...........................          0.0000         0.0019             0.0000
Philippines ....................          0.0000         0.0002             0.0000
Poland .........................          0.0000         0.0012             0.0000
Portugal .......................          0.0000         0.0002             0.0002


                                                              Annual Report | 55

Templeton Global Investment Trust

TEMPLETON INCOME FUND

-----------------------------------------------------------------------------------------
                                                     ADVISOR CLASS
                                       FOREIGN TAX      FOREIGN            FOREIGN
                                           PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                                 PER SHARE      PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------
Singapore ......................         $0.0000        $0.0002            $0.0000
Slovak Republic ................          0.0000         0.0001             0.0000
South Africa ...................          0.0000         0.0008             0.0005
South Korea ....................          0.0002         0.0011             0.0002
Spain ..........................          0.0000         0.0001             0.0001
Sweden .........................          0.0000         0.0013             0.0002
Taiwan .........................          0.0006         0.0022             0.0007
Thailand .......................          0.0001         0.0017             0.0007
United Kingdom .................          0.0000         0.0079             0.0071
                                         =========================================
TOTAL ..........................         $0.0022        $0.0515            $0.0169
                                         =========================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2008, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


56 | Annual Report

Templeton Global Investment Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------   -------------   -------------   -----------------------  -------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------   -------------   -------------   -----------------------  -------------------------------------------
HARRIS J. ASHTON (1932)         Trustee         Since 1994      142                      Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                   company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)        Trustee          Since 2001     19                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd; Director, Provo Power Company
Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
(1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)         Trustee         Since 1996      142                      Director, Hess Corporation (formerly,
500 East Broward Blvd.                                                                   Amerada Hess Corporation) (exploration
Suite 2100                                                                               and refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33394-3091                                                           Company (processed foods and allied
                                                                                         products), RTI International Metals, Inc.
                                                                                         (manufacture and distribution of titanium),
                                                                                         Canadian National Railway (railroad)
                                                                                         and White Mountains Insurance Group, Ltd.
                                                                                         (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)         Trustee         Since 2006      19                       Director, Emeritus Corporation (assisted
500 East Broward Blvd.                                                                   living) and OSI Pharmaceuticals, Inc.
Suite 2100                                                                               (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 57

-----------------------------   -------------   -------------   -----------------------  -----------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------   -------------   -------------   -----------------------  -----------------------------------------
FRANK A. OLSON (1932)           Trustee         Since 2003      141                      Director, Hess Corporation (formerly,
500 East Broward Blvd.                                                                   Amerada Hess Corporation) (exploration
Suite 2100                                                                               and refining of oil and gas) and
Fort Lauderdale, FL 33394-3091                                                           Sentient Jet (private jet service); and
                                                                                         FORMERLY, Director, Becton Dickinson
                                                                                         and Company (medical technology), Cooper
                                                                                         Industries Inc., (electrical products and
                                                                                         tools and hardware), Health Net, Inc.
                                                                                         (formerly, Foundation Health) (integrated
                                                                                         managed care), The Hertz Corporation (car
                                                                                         rental), Pacific Southwest Airlines, The
                                                                                         RCA Corporation, Unicom (formerly,
                                                                                         Commonwealth Edison), UAL Corporation
                                                                                         (airlines) and White Mountains Insurance
                                                                                         Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999));
and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
-----------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)        Trustee         Since 2006      140                      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
-----------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS    Trustee         Since 2001      19                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)           Trustee         Since 2006      32                       Director, El Oro and Exploration Co.,
500 East Broward Blvd.                                                                   p.l.c. (investments) and ARC Wireless
Suite 2100                                                                               Solutions, Inc. (wireless components and
Fort Lauderdale, FL 33394-3091                                                           network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
-----------------------------------------------------------------------------------------------------------------------------------


58 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------   -------------   -------------   -----------------------  ------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------   -------------   -------------   -----------------------  ------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee,        Trustee and     142                      None
One Franklin Parkway            Chairman of     Vice President
San Mateo, CA 94403-1906        the Board       since 1994 and
                                and Vice        Chairman of
                                President       the Board
                                                since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee         Since December  90                       None
One Franklin Parkway                            2006
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; President,
Templeton Worldwide, Inc.; Vice President and Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 30 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief           Chief           Not Applicable           Not Applicable
One Franklin Parkway            Compliance      Compliance
San Mateo, CA 94403-1906        Officer and     Officer since
                                Vice            2004 and Vice
                                President       President -
                                - AML           AML Compliance
                                Compliance      since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)       President       President       Not Applicable           Not Applicable
PO Box N-7759                   and Chief       since 2001
Lyford Cay, Nassau, Bahamas     Executive       and Chief
                                Officer -       Executive
                                Investment      Officer -
                                Management      Investment
                                                Management
                                                since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice     Since 2002      Not Applicable            Not Applicable
500 East Broward Blvd.          President
Suite 2100                      and Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 59

-----------------------------   -------------   -------------   -----------------------  ------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------   -------------   -------------   -----------------------  ------------------------------------------
DAVID P. GOSS (1947)            Vice President  Since 2000      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)         Vice President  Since 2000      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton
Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and
Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk,
U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)   Vice President  Since 1994      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)              Vice President  Since 1994      Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President and Controller, Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)       Secretary       Since 2004      Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International
of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


60 | Annual Report

-----------------------------   -------------   -------------   -----------------------  ------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED    BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------   -------------   -------------   -----------------------  ------------------------------------------
GREGORY R. SEWARD (1956)        Treasurer        Since 2004     Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
-----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice President   Since 2005     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)             Chief Financial  Since 2004     Not Applicable           Not Applicable
500 East Broward Blvd.          Officer and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1999-2004).
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date information about officers may change.

Note 3: Prior to March 31, 2007, S. Joseph Fortunato and Gordon S. Macklin ceased to be a trustee of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION (FORMERLY, AMERADA HESS CORPORATION), A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD. AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2006, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 61

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Income Fund, one of the separate funds comprising Templeton Global Investment Trust ("Funds"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for the Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports


62 | Annual Report

Templeton Global Investment Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals to the extent applicable. The Lipper report for Templeton Income Fund showed total return of its Class A shares during 2006 (this Fund's first full year of operation) to be in the highest quintile of a Lipper performance universe consisting of all retail and institutional mixed-asset target allocation moderate funds. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment


                                                              Annual Report | 63

Templeton Global Investment Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The Lipper report for Templeton Income Fund showed its contractual investment management fee rate to be in the second most expensive quintile of its Lipper expense group, with actual total expenses being partially waived or subsidized by management. The Board found such fees and expenses to be acceptable, noting the Fund's relatively small size and short period of operation as well as management's subsidization of expenses.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft"


64 | Annual Report

Templeton Global Investment Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. While intending to monitor future growth, in view of asset levels at year-end, as well as the previously mentioned subsidization of expenses, the Board did not believe that management was benefiting from any meaningful economies of scale, but noted that the management advisory fee schedule provided for breakpoints.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 65

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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/07                                              Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON   One Franklin Parkway
    INVESTMENTS      San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON INCOME FUND

INVESTMENT MANAGER

Templeton Global Advisors Limited

SUB-ADVISOR

Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


425 A2007 05/07

TEMPLETON INTERNATIONAL (Ex EM) FUND








                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           MARCH 31, 2007
--------------------------------------------------------------------------------

                                            A series of Templeton Global
                                            Investment Trust

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER                    INTERNATIONAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                TEMPLETON INTERMATIONAL
                (EX EM) FUND
                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com. See
                                                     inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  TEMPLETON  o  Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


Not part of the annual report

2

[Bottom of first page: EDELIVERY DETAILS Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.]

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

CONTENTS

ANNUAL REPORT

Templeton International (Ex EM) Fund .....................................X
Performance Summary.......................................................X
Your Fund's Expenses......................................................X
Financial Highlights and Statement of Investments.........................X
Financial Statements......................................................X
Notes to Financial Statements.............................................X
Report of Independent Registered Public Accounting Firm...................X
Board Members and Officers................................................X
Meeting of Shareholders...................................................X
Shareholder Information...................................................X

 [The following sentence should be printed on the bottom of the page: "THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE X."]

[Bottom of every page: Annual Report]

ANNUAL REPORT

TEMPLETON INTERNATIONAL (EX EM) FUND

-------------------------------------------------------------------------------
YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton International (Ex EM) Fund seeks long-term capital appreciation. Under normal conditions, the Fund will invest at least 75% of its total assets in the equity securities of companies located in any developed country outside the U.S.
-------------------------------------------------------------------------------

[SIDEBAR: SHADED BOX]

-------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

-------------------------------------------------------------------------------

Insert in sidebar: Geographic Breakdown table

We are pleased to bring you Templeton International (Ex EM) Fund's annual report for the fiscal year ended March 31, 2007.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton International (Ex EM) Fund - Class A posted a +21.40% cumulative total return. The Fund performed comparably to its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which posted a +20.69% total return for the same period.(1) In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the Performance Summary beginning on page [X]. For the 10-year period ended March 31, 2007, Templeton International (Ex
EM) Fund - Class A delivered a +142.77% cumulative total return, compared with the MSCI EAFE Index's +129.62% cumulative total return for the same period.(2) Please note that index performance information is for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

ECONOMIC AND MARKET OVERVIEW

In spite of elevated energy prices, higher global interest rates, a weaker U.S. housing market and restrained U.S. economic growth, the global economy remained resilient throughout the 12-month reporting period. Strong consumer and corporate demand, reasonably low inflation, tight or improving labor markets, and moderate, though higher, global interest rates have consistently supported economic growth since the economic recovery began in 2002.

Overall, the mood in the global equity markets was predominantly positive, but was interrupted twice, first in late spring 2006 and again during the first quarter of 2007. Although last year's concerns centered on inflation, the main concerns this year were slower growth and declining asset quality. Investors worldwide pondered the possibility that troubles in the U.S. subprime mortgage market could spread into the broader economy and potentially undermine the pace of global economic and corporate profit growth.

Despite these challenges, global liquidity--petrodollars, corporate cash, private equity, household savings and central banks' reserves--was abundant and continued to look for an investment home. Largely as a result, bond yield spreads over U.S. Treasuries narrowed, and equity and commodity markets rose. Narrower corporate credit spreads globally reflected greater risk tolerance, while abundant cash supplies in the capital markets contributed to record global merger and acquisition (M&A) activity.

The total value of deals announced during 2006 as a result of hostile takeovers, private equity buyouts and broad corporate consolidation was $3.8 trillion.(3) This figure surpassed the $3.4 trillion mark set in 2000.(3) Announced deals from private equity alone reached a record $700 billion, almost double the record set in 2005 and 20 times greater than a decade ago.(4) The trend continued in the first quarter of 2007, with $1.1 trillion spent on M&A activity, 27% higher than in the same period in 2006.(5)

With this backdrop, most global equity markets--including emerging markets that remained a major magnet for global fund flows--ended the 12-month period with double-digit total returns. Stock market indexes in the U.S. and most European countries reached six-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs during the latter part of the period.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price-to-earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

Industrial companies were among the strongest contributors to the Fund's returns for the fiscal year. Vestas Wind Systems' share price made strong gains, largely as a result of a proliferation of alternative energy initiatives. Wind power represents one of the cleanest viable alternatives and, as the world's largest wind-turbine manufacturer, Denmark's Vestas was receiving ever increasing orders. The Fund's holdings in U.K. aerospace stocks Rolls-Royce Group and Smiths Group and industrial conglomerate BAE Systems benefited from an extended aerospace business cycle, including demand for maintenance, service, systems and parts. Partly as a result of our holdings in U.K and other European industrial companies, Europe made the largest contribution to returns during the period. In addition, rising share prices for many of the Fund's holdings in European utility companies, characterized by steady income streams and reliable dividends, contributed to the Fund's performance during the year.

Companies with strong free cash flow characteristics and restructuring potential attracted attention from private equity firms during the Fund's fiscal year. Stock prices for many media and retailing companies rose. As a result, the consumer discretionary sector was a significant contributor to the Fund's returns. Early in the period, the Fund benefited from the takeover of VNU in a private equity transaction. This seemed to focus attention on, and help drive up stock prices for, media conglomerates like Pearson and Reed Elsevier, which had valuations that in our analysis represented a discount to the sum of their individual businesses. U.K. retailers Marks & Spencer Group and Kingfisher were notable examples of restructuring for mature businesses where the potential to restore historically strong market positions and reclaim market share generated investor enthusiasm.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Despite the Fund's positive return for the fiscal year, there were some disappointments. The Fund's financials and materials sector positions hurt relative returns. Investor concerns that rising interest rates might hinder Japan's economic growth negatively affected many Japanese financial companies, a significant portion of the Fund's Japanese holdings. As a result, Fund holdings Sumitomo Mitsui Financial Group, Nomura Holdings, Shinsei Bank and Sompo Japan Insurance declined in value and hurt the Fund's return.

[Picture and Signature]
Lisa F. Myers, J.D., CFA

[Picture and Signature]
Jeffrey A. Everett, CFA

Portfolio Management Team
Templeton International (Ex EM) Fund

1. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Standard & Poor's Micropal. See footnote 1 for a description of the MSCI EAFE Index. As of 3/31/07, the Fund's Class A 10-year average annual total return not including sales charges was +9.27%, compared with the +8.67% average annual total return for the MSCI EAFE Index for the same period. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

3. Source: "Can M&A's `Best of Times' Get Better?," THE WALL STREET JOURNAL, 1/2/07.

4. Sources: Thomson Financial; "TPG tops buy-out league with $101bn," FINANCIAL TIMES, 12/27/06.

5. Source: "Mergers Hit Record, With Few Stop Signs," THE WALL STREET JOURNAL, 4/2/07.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

[Sidebar: table]
------------------------------------------------------------------------------
GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 3/31/07

Europe                                       77.3%
Asia                                         15.4%
North America                                 3.3%
Australia & New Zealand                       2.6%
Short-Term Investments & Other Net Assets     1.4%

[Sidebar: table]
------------------------------------------------------------------------------
TOP 10 COUNTRIES
Based on Equity Securities
3/31/07                             % OF TOTAL
                                    NET ASSETS
-----------------------------------------------
U.K.                               30.2%
Germany                             9.1%
Japan                               8.3%
France                              6.7%
Spain                               5.2%
Netherlands                         5.1%
Hong Kong                           4.5%
Sweden                              4.4%
Italy                               4.4%
Switzerland                         4.2%
------------------------------------------------------------------------------

[Sidebar: table]
------------------------------------------------------------------------------
TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
3/31/07                                     % OF TOTAL
                                            NET ASSETS
-------------------------------------------------------
Commercial Banks                           10.6%
Insurance                                   7.0%
Pharmaceuticals                             6.8%
Oil, Gas & Consumable Fuels                 6.5%
Diversified Telecommunication Services      6.3%
Media                                       5.5%
Industrial Conglomerates                    3.3%
Paper & Forest Products                     3.0%
Food & Staples Retailing                    3.0%
Electric Utilities                          3.0%
------------------------------------------------------------------------------


[Sidebar: Table]
------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS
3/31/07

COMPANY                                     % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                    NET ASSETS
---------------------------------------------------------
Vestas Wind Systems AS                            2.8%
ELECTRICAL EQUIPMENT, DENMARK
ING Groep NV                                      2.1%
DIVERSIFIED FINANCIAL SERVICES, NETHERLANDS
GlaxoSmithKline PLC                               2.0%
PHARMACEUTICALS, U.K.
Cheung Kong (Holdings) Ltd.                       1.9%
REAL ESTATE, HONG KONG
Compass Group PLC                                 1.9%
HOTELS, RESTAURANTS & LEISURE, U.K.
Eni SpA                                           1.8%
OIL, GAS & CONSUMABLE FUELS, ITALY
Siemens AG                                        1.6%
INDUSTRIAL CONGLOMERATES, GERMANY
Vodafone Group PLC                                1.6%
WIRELESS TELECOMMUNICATION SERVICES, U.K.
UniCredito Italiano SpA                           1.6%
COMMERCIAL BANKS, ITALY
E.ON AG                                           1.6%
ELECTRIC UTILITIES, GERMANY

PERFORMANCE SUMMARY AS OF 3/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TEGEX)    CHANGE       3/31/07     3/31/06
------------------------------------------------------------
Net Asset Value (NAV)      +$3.30       $20.50      $17.20

DISTRIBUTIONS (4/1/06-3/31/07)
Dividend Income          $0.3137
Long-Term Capital Gain   $0.0415
         TOTAL           $0.3552

CLASS C (SYMBOL: TGEFX)    CHANGE       3/31/07     3/31/06
------------------------------------------------------------
Net Asset Value (NAV)     +$3.24        $20.20       $16.96

DISTRIBUTIONS (4/1/06-3/31/07)
Dividend Income         $0.1951
Long-Term Capital Gain  $0.0415
         TOTAL          $0.2366

ADVISOR CLASS (SYMBOL: N/A)  CHANGE     3/31/07      3/31/06
-------------------------------------------------------------
Net Asset Value (NAV)        +$3.32     $20.57        $17.25

DISTRIBUTIONS (4/1/06-3/31/07)
Dividend Income             $0.3664
Long-Term Capital Gain      $0.0415
         TOTAL              $0.4079

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.


CLASS A                                      1-YEAR                5-YEAR       10-YEAR
---------------------------------------------------------------------------------------
Cumulative Total Return(2)                  +21.40%               +90.50%       +142.77%
Average Annual Total Return(3)              +14.42%               +12.42%       +8.63%
Value of $10,000 Investment(4)              $11,442               $17,956       $22,887
Total Annual Operating Expenses(5)            1.63%

CLASS C                                      1-YEAR                5-YEAR       10-YEAR
---------------------------------------------------------------------------------------
Cumulative Total Return(2)                  +20.54%               +84.47%       +128.01%
Average Annual Total Return(3)              +19.54%               +13.03%       +8.59%
Value of $10,000 Investment(4)              $11,954               $18,447       $22,801
Total Annual Operating Expenses(5)            2.32%

ADVISOR CLASS                                1-YEAR                5-YEAR       10-YEAR
---------------------------------------------------------------------------------------
Cumulative Total Return(2)                  +21.72%               +93.63%       +151.34%
Average Annual Total Return(3)              +21.72%               +14.13%       +9.65%
Value of $10,000 Investment(4)              $12,172               $19,363       $25,134
Total Annual Operating Expenses(5)            1.32%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

xx| Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                  3/31/07
--------------------------------
1-Year                   +14.42%
5-Year                   +12.42%
10-Year                   +8.63%


Index graph here

CLASS A (4/1/97-3/31/07)
Templeton International (Ex EM) Fund
MSCI EAFE Index(6)


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH.]

RAPHIC MATERIAL (1)
The following line graph compares the performance of Templeton International (Ex
EM) Fund - Class A with that of the MSCI EAFE Index,(6) based on a $10,000 investment from 4/1/97 to 3/31/07.

                  TEMPLETON
                 INTERNATIONAL
                 (EX EM) FUND -           MSCI                  MS EAFE
   DATE            CLASS A              EAFE INDEX           Gross Div $ TR
-------------------------------------------------------------------------------
  4/1/1997         $9,427               $10,000
 4/30/1997         $9,298               $10,055                 0.554794%
 5/31/1997         $9,458               $10,712                 6.532171%
 6/30/1997         $9,883               $11,306                 5.537496%
 7/31/1997        $10,190               $11,491                 1.638335%
 8/31/1997         $9,985               $10,635                -7.447888%
 9/30/1997        $10,756               $11,233                 5.624461%
10/31/1997        $10,379               $10,372                -7.664574%
11/30/1997        $10,268               $10,269                -0.996357%
12/31/1997        $10,310               $10,361                 0.895246%
 1/31/1998        $10,429               $10,837                 4.596600%
 2/28/1998        $11,158               $11,535                 6.439815%
 3/31/1998        $12,091               $11,893                 3.101757%
 4/30/1998        $12,337               $11,989                 0.814286%
 5/31/1998        $12,403               $11,934                -0.462665%
 6/30/1998        $12,087               $12,027                 0.779277%
 7/31/1998        $11,976               $12,152                 1.036038%
 8/31/1998        $10,591               $10,649               -12.366864%
 9/30/1998         $9,907               $10,325                -3.039692%
10/31/1998        $10,531               $11,404                10.452204%
11/30/1998        $10,839               $11,991                 5.147930%
12/31/1998        $10,882               $12,467                 3.969172%
 1/31/1999        $10,785               $12,433                -0.272675%
 2/28/1999        $10,847               $12,140                -2.360130%
 3/31/1999        $11,230               $12,650                 4.198425%
 4/30/1999        $12,254               $13,165                 4.074878%
 5/31/1999        $11,790               $12,490                -5.127972%
 6/30/1999        $12,208               $12,980                 3.921779%
 7/31/1999        $12,692               $13,369                 2.995359%
 8/31/1999        $12,869               $13,420                 0.387530%
 9/30/1999        $12,543               $13,558                 1.028862%
10/31/1999        $12,283               $14,069                 3.767446%
11/30/1999        $12,543               $14,561                 3.495070%
12/31/1999        $13,405               $15,871                 8.994763%
 1/31/2000        $12,328               $14,865                -6.336452%
 2/29/2000        $11,832               $15,268                 2.710882%
 3/31/2000        $12,308               $15,863                 3.895702%
 4/30/2000        $12,070               $15,031                -5.244307%
 5/31/2000        $12,286               $14,667                -2.422730%
 6/30/2000        $12,649               $15,244                 3.934211%
 7/31/2000        $12,498               $14,608                -4.172938%
 8/31/2000        $12,457               $14,737                 0.888476%
 9/30/2000        $12,003               $14,023                -4.849378
10/31/2000        $11,913               $13,694                -2.341870%
11/30/2000        $12,235               $13,184                -3.728637%
12/31/2000        $13,091               $13,655                 3.577728%
 1/31/2001        $13,018               $13,649                -0.047151%
 2/28/2001        $12,801               $12,627                -7.489502%
 3/31/2001        $11,892               $11,791                -6.621066%
 4/30/2001        $12,522               $12,618                 7.013696%
 5/31/2001        $12,553               $12,182                -3.450014%
 6/30/2001        $12,366               $11,689                -4.052262%
 7/31/2001        $12,128               $11,477                -1.811523%
 8/31/2001        $12,118               $11,189                -2.512449%
 9/30/2001        $10,690               $10,058               -10.106122%
10/31/2001        $11,052               $10,315                 2.557061%
11/30/2001        $11,518               $10,696                 3.692755%
12/31/2001        $11,606               $10,760                 0.596129%
 1/31/2002        $11,177               $10,189                -5.305862%
 2/28/2002        $11,292               $10,261                 0.706273%
 3/31/2002        $12,014               $10,821                 5.459424%
 4/30/2002        $12,202               $10,899                 0.724195%
 5/31/2002        $12,534               $11,047                 1.356577%
 6/30/2002        $12,103               $10,612                -3.943384%
 7/31/2002        $10,895               $ 9,565                -9.864378%
 8/31/2002        $10,758               $ 9,545                -0.203313%
 9/30/2002         $9,571               $ 8,523               -10.714539%
10/31/2002        $10,096               $ 8,981                 5.382312%
11/30/2002        $10,527               $ 9,390                 4.551326%
12/31/2002        $10,095               $ 9,075                -3.354987%
 1/31/2003         $9,777               $ 8,697                -4.167161%
 2/28/2003         $9,490               $ 8,498                -2.285935%
 3/31/2003         $9,278               $ 8,338                -1.889851%
 4/30/2003        $10,233               $ 9,164                 9.915770%
 5/31/2003        $10,853               $ 9,728                 6.152032%
 6/30/2003        $11,023               $ 9,969                 2.474981%
 7/31/2003        $11,384               $10,212                 2.435624%
 8/31/2003        $11,682               $10,460                 2.432310%
 9/30/2003        $11,788               $10,785                 3.102536%
10/31/2003        $12,478               $11,457                 6.239256%
11/30/2003        $12,659               $11,714                 2.237521%
12/31/2003        $13,489               $12,629                 7.816985%
 1/31/2004        $13,746               $12,809                 1.421490%
 2/29/2004        $14,067               $13,107                 2.325465%
 3/31/2004        $13,885               $13,186                 0.601887%
 4/30/2004        $13,564               $12,899                -2.177278%
 5/31/2004        $13,708               $12,954                 0.433037%
 6/30/2004        $14,009               $13,244                 2.231688%
 7/31/2004        $13,697               $12,816                -3.231543%
 8/31/2004        $13,730               $12,875                 0.464276%
 9/30/2004        $14,138               $13,213                 2.628251%
10/31/2004        $14,599               $13,665                 3.416037%
11/30/2004        $15,565               $14,602                 6.859001%
12/31/2004        $16,095               $15,243                 4.391672%
 1/31/2005        $15,726               $14,965                -1.827287%
 2/28/2005        $16,442               $15,615                 4.343711%
 3/31/2005        $16,181               $15,229                -2.473501%
 4/30/2005        $15,791               $14,888                -2.238339%
 5/31/2005        $15,796               $14,911                 0.152973%
 6/30/2005        $15,992               $15,114                 1.366921%
 7/31/2005        $16,503               $15,579                 3.071907%
 8/31/2005        $16,840               $15,977                 2.555743%
 9/30/2005        $17,253               $16,692                 4.474023%
10/31/2005        $16,655               $16,205                -2.913658%
11/30/2005        $16,894               $16,606                 2.472740%
12/31/2005        $17,515               $17,380                 4.659779%
 1/31/2006        $18,513               $18,448                 6.146887%
 2/28/2006        $18,425               $18,410                -0.204822%
 3/31/2006        $18,852               $19,026                 3.344880%
 4/30/2006        $19,795               $19,949                 4.849907%
 5/31/2006        $19,108               $19,198                -3.763165%
 6/30/2006        $19,163               $19,205                 0.036662%
 7/31/2006        $19,439               $19,398                 1.001367%
 8/31/2006        $19,869               $19,936                 2.776851%
 9/30/2006        $20,045               $19,971                 0.174009%
10/31/2006        $20,816               $20,749                 3.898315%
11/30/2006        $21,334               $21,375                 3.016255%
12/31/2006        $22,049               $22,048                 3.145395%
 1/31/2007        $22,317               $22,198                 0.684340%
 2/28/2007        $22,172               $22,381                 0.821455%
 3/31/2007        $22,887               $22,962                 2.596352%

Total Returns     128.87%               129.62%




AVERAGE ANNUAL TOTAL RETURN

CLASS C                  3/31/07
--------------------------------
1-Year                   +19.54%
5-Year                   +13.03%
10-Year                   +8.59%


CLASS C (4/1/97-3/31/07)
Templeton International (Ex EM) Fund
MSCI EAFE Index(6)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH]


                  TEMPLETON
                 INTERNATIONAL
                 (EX EM) FUND -           MSCI                  MS EAFE
   DATE            CLASS C              EAFE INDEX           Gross Div $ TR
-------------------------------------------------------------------------------
   4/1/1997        $10,000              $10,000
  4/30/1997         $9,853              $10,055                  0.554794%
  5/31/1997        $10,026              $10,712                  6.532171%
  6/30/1997        $10,462              $11,306                  5.537496%
  7/31/1997        $10,781              $11,491                  1.638335%
  8/31/1997        $10,563              $10,635                 -7.447888%
  9/30/1997        $11,368              $11,233                  5.624461%
 10/31/1997        $10,965              $10,372                 -7.664574%
 11/30/1997        $10,865              $10,269                 -0.996357%
 12/31/1997        $10,909              $10,361                  0.895246%
  1/31/1998        $11,026              $10,837                  4.596600%
  2/28/1998        $11,782              $11,535                  6.439815%
  3/31/1998        $12,755              $11,893                  3.101757%
  4/30/1998        $13,008              $11,989                  0.814286%
  5/31/1998        $13,060              $11,934                 -0.462665%
  6/30/1998        $12,724              $12,027                  0.779277%
  7/31/1998        $12,597              $12,152                  1.036038%
  8/31/1998        $11,127              $10,649                 -12.366864%
  9/30/1998        $10,410              $10,325                 -3.039692%
 10/31/1998        $11,045              $11,404                 10.452204%
 11/30/1998        $11,381              $11,991                  5.147930%
 12/31/1998        $11,411              $12,467                  3.969172%
  1/31/1999        $11,307              $12,433                 -0.272675%
  2/28/1999        $11,373              $12,140                 -2.360130%
  3/31/1999        $11,769              $12,650                  4.198425%
  4/30/1999        $12,834              $13,165                  4.074878%
  5/31/1999        $12,342              $12,490                 -5.127972%
  6/30/1999        $12,775              $12,980                  3.921779%
  7/31/1999        $13,277              $13,369                  2.995359%
  8/31/1999        $13,454              $13,420                  0.387530%
  9/30/1999        $13,109              $13,558                  1.028862%
 10/31/1999        $12,834              $14,069                  3.767446%
 11/30/1999        $13,100              $14,561                  3.495070%
 12/31/1999        $13,981              $15,871                  8.994763%
  1/31/2000        $12,857              $14,865                 -6.336452%
  2/29/2000        $12,325              $15,268                  2.710882%
  3/31/2000        $12,827              $15,863                  3.895702%
  4/30/2000        $12,556              $15,031                 -5.244307%
  5/31/2000        $12,783              $14,667                 -2.422730%
  6/30/2000        $13,154              $15,244                  3.934211%
  7/31/2000        $12,984              $14,608                 -4.172938%
  8/31/2000        $12,942              $14,737                  0.888476%
  9/30/2000        $12,465              $14,023                 -4.849378%
 10/31/2000        $12,358              $13,694                 -2.341870%
 11/30/2000        $12,698              $13,184                 -3.728637%
 12/31/2000        $13,570              $13,655                  3.577728%
  1/31/2001        $13,494              $13,649                 -0.047151%
  2/28/2001        $13,256              $12,627                 -7.489502%
  3/31/2001        $12,314              $11,791                 -6.621066%
  4/30/2001        $12,953              $12,618                  7.013696%
  5/31/2001        $12,975              $12,182                 -3.450014%
  6/30/2001        $12,780              $11,689                 -4.052262%
  7/31/2001        $12,520              $11,477                 -1.811523%
  8/31/2001        $12,509              $11,189                 -2.512449%
  9/30/2001        $11,038              $10,058                -10.106122%
 10/31/2001        $11,395              $10,315                  2.557061%
 11/30/2001        $11,871              $10,696                  3.692755%
 12/31/2001        $11,957              $10,760                  0.596129%
  1/31/2002        $11,510              $10,189                 -5.305862%
  2/28/2002        $11,630              $10,261                  0.706273%
  3/31/2002        $12,360              $10,821                  5.459424%
  4/30/2002        $12,556              $10,899                  0.724195%
  5/31/2002        $12,887              $11,047                  1.356577%
  6/30/2002        $12,438              $10,612                 -3.943384%
  7/31/2002        $11,192               $9,565                 -9.864378%
  8/31/2002        $11,039               $9,545                 -0.203313%
  9/30/2002         $9,815               $8,523                -10.714539%
 10/31/2002        $10,351               $8,981                  5.382312%
 11/30/2002        $10,777               $9,390                  4.551326%
 12/31/2002        $10,336               $9,075                 -3.354987%
  1/31/2003        $10,006               $8,697                 -4.167161%
  2/28/2003         $9,709               $8,498                 -2.285935%
  3/31/2003         $9,490               $8,338                 -1.889851%
  4/30/2003        $10,467               $9,164                  9.915770%
  5/31/2003        $11,094               $9,728                  6.152032%
  6/30/2003        $11,259               $9,969                  2.474981%
  7/31/2003        $11,621              $10,212                  2.435624%
  8/31/2003        $11,918              $10,460                  2.432310%
  9/30/2003        $12,006              $10,785                  3.102536%
 10/31/2003        $12,730              $11,457                  6.239256%
 11/30/2003        $12,895              $11,714                  2.237521%
 12/31/2003        $13,744              $12,629                  7.816985%
  1/31/2004        $13,987              $12,809                  1.421490%
  2/29/2004        $14,318              $13,107                  2.325465%
  3/31/2004        $14,119              $13,186                  0.601887%
  4/30/2004        $13,778              $12,899                 -2.177278%
  5/31/2004        $13,923              $12,954                  0.433037%
  6/30/2004        $14,222              $13,244                  2.231688%
  7/31/2004        $13,890              $12,816                 -3.231543%
  8/31/2004        $13,923              $12,875                  0.464276%
  9/30/2004        $14,321              $13,213                  2.628251%
 10/31/2004        $14,785              $13,665                  3.416037%
 11/30/2004        $15,756              $14,602                  6.859001%
 12/31/2004        $16,289              $15,243                  4.391672%
  1/31/2005        $15,912              $14,965                 -1.827287%
  2/28/2005        $16,623              $15,615                  4.343711%
  3/31/2005        $16,345              $15,229                 -2.473501%
  4/30/2005        $15,945              $14,888                 -2.238339%
  5/31/2005        $15,948              $14,911                  0.152973%
  6/30/2005        $16,136              $15,114                  1.366921%
  7/31/2005        $16,637              $15,579                  3.071907%
  8/31/2005        $16,970              $15,977                  2.555743%
  9/30/2005        $17,381              $16,692                  4.474023%
 10/31/2005        $16,759              $16,205                 -2.913658%
 11/30/2005        $16,992              $16,606                  2.472740%
 12/31/2005        $17,611              $17,380                  4.659779%
  1/31/2006        $18,593              $18,448                  6.146887%
  2/28/2006        $18,504              $18,410                 -0.204822%
  3/31/2006        $18,916              $19,026                  3.344880%
  4/30/2006        $19,842              $19,949                  4.849907%
  5/31/2006        $19,144              $19,198                 -3.763165%
  6/30/2006        $19,200              $19,205                  0.036662%
  7/31/2006        $19,469              $19,398                  1.001367%
  8/31/2006        $19,894              $19,936                  2.776851%
  9/30/2006        $20,051              $19,971                  0.174009%
 10/31/2006        $20,812              $20,749                  3.898315%
 11/30/2006        $21,316              $21,375                  3.016255%
 12/31/2006        $22,022              $22,048                  3.145395%
  1/31/2007        $22,270              $22,198                  0.684340%
  2/28/2007        $22,101              $22,381                  0.821455%
  3/31/2007        $22,801              $22,962                  2.596352%

Total Returns      128.01%              129.62%



xx | Annual Report

 AVERAGE ANNUAL TOTAL RETURN
----------------------------------------
ADVISOR CLASS            3/31/07
1-Year          +21.72%
5-Year          +14.13%
10-Year          +9.65%

Index graph here


ADVISOR CLASS (4/1/97-3/31/07)
Templeton International (Ex EM) Fund
MSCI EAFE Index(6)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH.]



                  TEMPLETON
                 INTERNATIONAL
                 (EX EM) FUND -           MSCI                  MS EAFE
   DATE          CLASS ADVISOR         EAFE INDEX           Gross Div $ TR
-------------------------------------------------------------------------------
   4/1/1997        $10,000              $10,000
  4/30/1997         $9,871              $10,055                  0.554794%
  5/31/1997        $10,039              $10,712                  6.532171%
  6/30/1997        $10,498              $11,306                  5.537496%
  7/31/1997        $10,832              $11,491                  1.638335%
  8/31/1997        $10,615              $10,635                 -7.447888%
  9/30/1997        $11,441              $11,233                  5.624461%
 10/31/1997        $11,041              $10,372                 -7.664574%
 11/30/1997        $10,941              $10,269                 -0.996357%
 12/31/1997        $10,996              $10,361                  0.895246%
  1/31/1998        $11,122              $10,837                  4.596600%
  2/28/1998        $11,897              $11,535                  6.439815%
  3/31/1998        $12,888              $11,893                  3.101757%
  4/30/1998        $13,168              $11,989                  0.814286%
  5/31/1998        $13,225              $11,934                 -0.462665%
  6/30/1998        $12,898              $12,027                  0.779277%
  7/31/1998        $12,780              $12,152                  1.036038%
  8/31/1998        $11,307              $10,649                -12.366864%
  9/30/1998        $10,580              $10,325                 -3.039692%
 10/31/1998        $11,244              $11,404                 10.452204%
 11/30/1998        $11,580              $11,991                  5.147930%
 12/31/1998        $11,628              $12,467                  3.969172%
  1/31/1999        $11,524              $12,433                 -0.272675%
  2/28/1999        $11,599              $12,140                 -2.360130%
  3/31/1999        $12,017              $12,650                  4.198425%
  4/30/1999        $13,118              $13,165                  4.074878%
  5/31/1999        $12,625              $12,490                 -5.127972%
  6/30/1999        $13,072              $12,980                  3.921779%
  7/31/1999        $13,608              $13,369                  2.995359%
  8/31/1999        $13,797              $13,420                  0.387530%
  9/30/1999        $13,449              $13,558                  1.028862%
 10/31/1999        $13,161              $14,069                  3.767446%
 11/30/1999        $13,449              $14,561                  3.495070%
 12/31/1999        $14,369              $15,871                  8.994763%
  1/31/2000        $13,227              $14,865                 -6.336452%
  2/29/2000        $12,686              $15,268                  2.710882%
  3/31/2000        $13,206              $15,863                  3.895702%
  4/30/2000        $12,951              $15,031                 -5.244307%
  5/31/2000        $13,186              $14,667                 -2.422730%
  6/30/2000        $13,586              $15,244                  3.934211%
  7/31/2000        $13,424              $14,608                 -4.172938%
  8/31/2000        $13,381              $14,737                  0.888476%
  9/30/2000        $12,906              $14,023                 -4.849378%
 10/31/2000        $12,808              $13,694                 -2.341870%
 11/30/2000        $13,176              $13,184                 -3.728637%
 12/31/2000        $14,090              $13,655                  3.577728%
  1/31/2001        $14,024              $13,649                 -0.047151%
  2/28/2001        $13,780              $12,627                 -7.489502%
  3/31/2001        $12,814              $11,791                 -6.621066%
  4/30/2001        $13,491              $12,618                  7.013696%
  5/31/2001        $13,535              $12,182                 -3.450014%
  6/30/2001        $13,334              $11,689                 -4.052262%
  7/31/2001        $13,079              $11,477                 -1.811523%
  8/31/2001        $13,079              $11,189                 -2.512449%
  9/30/2001        $11,544              $10,058                -10.106122%
 10/31/2001        $11,933              $10,315                  2.557061%
 11/30/2001        $12,434              $10,696                  3.692755%
 12/31/2001        $12,541              $10,760                  0.596129%
  1/31/2002        $12,067              $10,189                 -5.305862%
  2/28/2002        $12,191              $10,261                  0.706273%
  3/31/2002        $12,980              $10,821                  5.459424%
  4/30/2002        $13,195              $10,899                  0.724195%
  5/31/2002        $13,551              $11,047                  1.356577%
  6/30/2002        $13,086              $10,612                 -3.943384%
  7/31/2002        $11,794               $9,565                 -9.864378%
  8/31/2002        $11,636               $9,545                 -0.203313%
  9/30/2002        $10,355               $8,523                -10.714539%
 10/31/2002        $10,911               $8,981                  5.382312%
 11/30/2002        $11,387               $9,390                  4.551326%
 12/31/2002        $10,919               $9,075                 -3.354987%
  1/31/2003        $10,586               $8,697                 -4.167161%
  2/28/2003        $10,265               $8,498                 -2.285935%
  3/31/2003        $10,036               $8,338                 -1.889851%
  4/30/2003        $11,091               $9,164                  9.915770%
  5/31/2003        $11,770               $9,728                  6.152032%
  6/30/2003        $11,954               $9,969                  2.474981%
  7/31/2003        $12,357              $10,212                  2.435624%
  8/31/2003        $12,679              $10,460                  2.432310%
  9/30/2003        $12,793              $10,785                  3.102536%
 10/31/2003        $13,564              $11,457                  6.239256%
 11/30/2003        $13,759              $11,714                  2.237521%
 12/31/2003        $14,670              $12,629                  7.816985%
  1/31/2004        $14,948              $12,809                  1.421490%
  2/29/2004        $15,308              $13,107                  2.325465%
  3/31/2004        $15,099              $13,186                  0.601887%
  4/30/2004        $14,763              $12,899                 -2.177278%
  5/31/2004        $14,921              $12,954                  0.433037%
  6/30/2004        $15,259              $13,244                  2.231688%
  7/31/2004        $14,910              $12,816                 -3.231543%
  8/31/2004        $14,956              $12,875                  0.464276%
  9/30/2004        $15,399              $13,213                  2.628251%
 10/31/2004        $15,912              $13,665                  3.416037%
 11/30/2004        $16,973              $14,602                  6.859001%
 12/31/2004        $17,567              $15,243                  4.391672%
  1/31/2005        $17,165              $14,965                 -1.827287%
  2/28/2005        $17,945              $15,615                  4.343711%
  3/31/2005        $17,673              $15,229                 -2.473501%
  4/30/2005        $17,248              $14,888                 -2.238339%
  5/31/2005        $17,257              $14,911                  0.152973%
  6/30/2005        $17,482              $15,114                  1.366921%
  7/31/2005        $18,039              $15,579                  3.071907%
  8/31/2005        $18,418              $15,977                  2.555743%
  9/30/2005        $18,880              $16,692                  4.474023%
 10/31/2005        $18,217              $16,205                 -2.913658%
 11/30/2005        $18,489              $16,606                  2.472740%
 12/31/2005        $19,176              $17,380                  4.659779%
  1/31/2006        $20,265              $18,448                  6.146887%
  2/28/2006        $20,182              $18,410                 -0.204822%
  3/31/2006        $20,649              $19,026                  3.344880%
  4/30/2006        $21,690              $19,949                  4.849907%
  5/31/2006        $20,928              $19,198                 -3.763165%
  6/30/2006        $21,012              $19,205                  0.036662%
  7/31/2006        $21,313              $19,398                  1.001367%
  8/31/2006        $21,807              $19,936                  2.776851%
  9/30/2006        $21,987              $19,971                  0.174009%
 10/31/2006        $22,854              $20,749                  3.898315%
 11/30/2006        $23,420              $21,375                  3.016255%
 12/31/2006        $24,217              $22,048                  3.145395%
  1/31/2007        $24,511              $22,198                  0.684340%
  2/28/2007        $24,352              $22,381                  0.821455%
  3/31/2007        $25,134              $22,962                  2.596352%

Total Returns      151.34%             129.62%


ENDNOTES

INVESTMENT RETURNS AND SHARE PRICES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES, AND THE ECONOMIC, SOCIAL AND POLITICAL CLIMATES OF THE COUNTRIES WHERE INVESTMENTS ARE MADE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:
o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and
o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50. In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


-----------------------------------------------------------------------------------------------------------
                                                   BEGINNING             ENDING             EXPENSES PAID
                                                 ACCOUNT VALUE        ACCOUNT VALUE         DURING PERIOD*
CLASS A                                            10/1/06              3/31/07            10/1/06-3/31/07
-----------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,141.80               $ 9.02
------------------------------------------------------------------------------- ---------------------------
Hypothetical (5% return before expenses)            $1,000             $1,016.50               $ 8.50
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,137.10               $13.11
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,012.67               $12.34
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,143.10               $ 7.85
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,017.60               $ 7.39
-----------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 1.69%; C:
2.46%; and Advisor: 1.47%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.



Templeton Global Investment Trust
STATEMENT OF INVESTMENTS, MARCH 31, 2007

TEMPLETON INTERNATIONAL (EX EM) FUND            INDUSTRY                                     SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.6%
  COMMON STOCKS 97.9%
  AUSTRALIA 2.4%
  National Australia Bank Ltd.                  Commercial Banks                               33,486   $  1,094,646
  PaperlinX Ltd.                                Paper & Forest Products                       163,414        551,384
  Qantas Airways Ltd.                           Airlines                                      178,820        759,634
                                                                                                        ------------
                                                                                                           2,405,664
                                                                                                        ------------
  BERMUDA 2.0%
  ACE Ltd.                                      Insurance                                      15,790        900,977
  XL Capital Ltd., A                            Insurance                                      15,180      1,061,993
                                                                                                        ------------
                                                                                                           1,962,970
                                                                                                        ------------
  CANADA 1.3%
  Barrick Gold Corp.                            Metals & Mining                                18,310        522,418
  BCE Inc.                                      Diversified Telecommunication Services         28,175        796,807
                                                                                                        ------------
                                                                                                           1,319,225
                                                                                                        ------------
  DENMARK 2.8%
a Vestas Wind Systems AS                        Electrical Equipment                           49,600      2,778,724
                                                                                                        ------------
  FINLAND 2.5%
  Stora Enso OYJ, R                             Paper & Forest Products                        71,220      1,236,440
  UPM-Kymmene OYJ                               Paper & Forest Products                        48,740      1,241,263
                                                                                                        ------------
                                                                                                           2,477,703
                                                                                                         -----------
  FRANCE 6.7%
  AXA SA                                        Insurance                                      36,348      1,540,689
  France Telecom SA                             Diversified Telecommunication Services         54,786      1,446,452
  Sanofi-Aventis                                Pharmaceuticals                                17,480      1,519,673
  Suez SA                                       Multi-Utilities                                26,961      1,421,480
  Total SA, B                                   Oil, Gas & Consumable Fuels                    11,600        812,514
                                                                                                        ------------
                                                                                                           6,740,808
                                                                                                        ------------
  GERMANY 9.1%
  BASF AG                                       Chemicals                                      13,020      1,462,294
  Bayerische Motoren Werke AG                   Automobiles                                    22,864      1,350,507
  Celesio AG                                    Health Care Providers & Services               19,080      1,197,578
  Deutsche Post AG                              Air Freight & Logistics                        50,840      1,537,126
  E.ON AG                                       Electric Utilities                             11,560      1,562,614
  SAP AG                                        Software                                        8,440        376,571
  Siemens AG                                    Industrial Conglomerates                       14,810      1,582,439
                                                                                                        ------------
                                                                                                           9,069,129
                                                                                                        ------------
  HONG KONG 4.5%
  Cheung Kong (Holdings) Ltd.                   Real Estate                                   152,000      1,924,063
  Hutchison Whampoa Ltd.                        Industrial Conglomerates                      111,000      1,067,656
  Swire Pacific Ltd., A                         Real Estate                                    79,000        886,760
  Yue Yuen Industrial Holdings Ltd.             Textiles, Apparel & Luxury Goods              192,500        652,914
                                                                                                        ------------
                                                                                                           4,531,393
                                                                                                        ------------
  ITALY 4.4%
  Eni SpA                                       Oil, Gas & Consumable Fuels                    54,250      1,764,837
  Mediaset SpA                                  Media                                         102,155      1,111,164
  UniCredito Italiano SpA                       Commercial Banks                              164,317      1,563,490
                                                                                                        ------------
                                                                                                           4,439,491
                                                                                                        ------------
  JAPAN 8.3%
  Hitachi Ltd.                                  Electronic Equipment & Instruments             82,000        635,988
  Matsushita Electric Industrial Co. Ltd.       Household Durables                             42,000        846,451
  NEC Corp.                                     Computers & Peripherals                        67,000        359,320
  Nomura Holdings Inc.                          Capital Markets                                41,000        854,130
  Olympus Corp.                                 Health Care Equipment & Supplies               16,337        558,684
  Shinsei Bank Ltd.                             Commercial Banks                               63,000        302,049



TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2007  (CONTINUED)

TEMPLETON INTERNATIONAL (EX EM) FUND            INDUSTRY                                     SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------

  JAPAN (CONTINUED)
  Sompo Japan Insurance Inc.                    Insurance                                      68,000   $    847,656
  Sony Corp.                                    Household Durables                             22,840      1,160,945
  Sumitomo Mitsui Financial Group Inc.          Commercial Banks                                  142      1,289,321
  Takeda Pharmaceutical Co. Ltd.                Pharmaceuticals                                21,800      1,429,963
                                                                                                        ------------
                                                                                                           8,284,507
                                                                                                        ------------
  NETHERLANDS 5.1%
  Akzo Nobel NV                                 Chemicals                                      15,900      1,207,133
  ING Groep NV                                  Diversified Financial Services                 49,523      2,093,188
  Koninklijke Philips Electronics NV            Household Durables                             13,210        504,365
  Reed Elsevier NV                              Media                                          73,580      1,300,994
                                                                                                        ------------
                                                                                                           5,105,680
                                                                                                        ------------
  NORWAY 1.7%
  Norsk Hydro ASA                               Oil, Gas & Consumable Fuels                    21,405        709,475
  Telenor ASA                                   Diversified Telecommunication Services         58,560      1,040,330
                                                                                                        ------------
                                                                                                           1,749,805
                                                                                                        ------------
  PORTUGAL 0.5%
  Portugal Telecom SGPS SA                      Diversified Telecommunication Services         36,610        490,375
                                                                                                         -----------
  SINGAPORE 2.6%
  DBS Group Holdings Ltd.                       Commercial Banks                               64,000        902,656
  Singapore Telecommunications Ltd.             Diversified Telecommunication Services        537,000      1,160,852
  Venture Corp. Ltd.                            Electronic Equipment & Instruments             60,000        577,341
                                                                                                        ------------
                                                                                                           2,640,849
                                                                                                        ------------
  SPAIN 5.2%
  Banco Santander Central Hispano SA            Commercial Banks                               59,597      1,063,307
b Banco Santander Central Hispano SA, 144A      Commercial Banks                                  459          8,189
  Endesa SA                                     Electric Utilities                             16,427        888,027
  Iberdrola SA, Br.                             Electric Utilities                             11,145        526,730
  Repsol YPF SA                                 Oil, Gas & Consumable Fuels                    40,000      1,348,270
  Telefonica SA                                 Diversified Telecommunication Services         62,992      1,388,024
                                                                                                        ------------
                                                                                                           5,222,547
                                                                                                        ------------
  SWEDEN 4.4%
  Assa Abloy AB, B                              Building Products                              24,180        555,914
  Atlas Copco AB, A                             Machinery                                      34,500      1,146,524
a Husqvarna AB, B                               Household Durables                             17,450        288,080
  Nordea Bank AB                                Commercial Banks                               87,870      1,403,433
  Securitas AB, B                               Commercial Services & Supplies                 31,460        479,937
  Swedbank AB, A                                Commercial Banks                               16,560        579,983
                                                                                                        ------------
                                                                                                           4,453,871
                                                                                                        ------------
  SWITZERLAND 4.2%
  Nestle SA                                     Food Products                                   2,890      1,125,256
  Novartis AG                                   Pharmaceuticals                                18,270      1,047,693
  Swiss Reinsurance Co.                         Insurance                                      11,391      1,040,274
  UBS AG                                        Capital Markets                                16,900      1,003,892
                                                                                                        ------------
                                                                                                           4,217,115
                                                                                                        ------------
  UNITED KINGDOM 30.2%
  Alliance Boots PLC                            Food & Staples Retailing                       73,129      1,477,699
  Amvescap PLC                                  Capital Markets                                88,850        978,974
  Aviva PLC                                     Insurance                                      78,850      1,161,233
  BAE Systems PLC                               Aerospace & Defense                           129,042      1,167,924
  BHP Billiton PLC                              Metals & Mining                                24,519        546,586
  BP PLC                                        Oil, Gas & Consumable Fuels                    84,667        919,558
  British Sky Broadcasting Group PLC            Media                                         123,925      1,375,194
  Burberry Group PLC                            Textiles, Apparel & Luxury Goods               53,050        681,592
  Centrica PLC                                  Multi-Utilities                               174,080      1,323,805
  Compass Group PLC                             Hotels, Restaurants & Leisure                 280,460      1,876,185







Templeton Global Investment Trust
STATEMENT OF INVESTMENTS, MARCH 31, 2007  (CONTINUED)

TEMPLETON INTERNATIONAL (EX EM) FUND            INDUSTRY                                     SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
  UNITED KINGDOM (CONTINUED)
  Electrocomponents PLC                         Electronic Equipment & Instruments             82,870   $    472,032
  GKN PLC                                       Auto Components                                78,958        592,675
  GlaxoSmithKline PLC                           Pharmaceuticals                                74,162      2,038,467
  Group 4 Securicor PLC                         Commercial Services & Supplies                288,130      1,139,489
  HSBC Holdings PLC                             Commercial Banks                               53,842        935,837
  Kingfisher PLC                                Specialty Retail                              201,702      1,104,260
  Marks & Spencer Group PLC                     Multiline Retail                               86,602      1,152,714
  Pearson PLC                                   Media                                          62,547      1,073,121
a Rolls-Royce Group PLC                         Aerospace & Defense                            82,558        802,845
a Rolls-Royce Group PLC, B                      Aerospace & Defense                         4,887,433          9,857
  Royal Bank of Scotland Group PLC              Commercial Banks                               38,985      1,521,826
  Royal Dutch Shell PLC, B                      Oil, Gas & Consumable Fuels                    30,038        999,993
  Shire PLC                                     Pharmaceuticals                                37,810        780,383
  Smiths Group PLC                              Industrial Conglomerates                       34,640        700,643
b Standard Life Assurance Co., 144A             Insurance                                      77,260        480,361
  Unilever PLC                                  Food Products                                  38,902      1,171,852
  Vodafone Group PLC                            Wireless Telecommunication Services           588,298      1,568,420
  William Morrison Supermarkets PLC             Food & Staples Retailing                      255,276      1,550,753
  Yell Group PLC                                Media                                          52,380        616,300
                                                                                                        ------------
                                                                                                          30,220,578
                                                                                                        ------------
  TOTAL COMMON STOCKS (COST $61,910,050)                                                                  98,110,434
                                                                                                        ------------

                                                                                    PRINCIPAL AMOUNT/D
  FOREIGN GOVERNMENT AND AGENCY SECURITIES 0.7%
  AUSTRALIA 0.2%
  Queensland Treasury Corp., 6.00%, 8/14/13                                             330,000   AUD        264,133
                                                                                                        ------------
  SWEDEN 0.5%
  Government of Sweden
    6.50%, 05/05/08                                                                     820,000   SEK        121,019
    5.50%, 10/08/12                                                                   2,300,000   SEK        354,467
                                                                                                        ------------
                                                                                                             475,486
                                                                                                        ------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $650,460)                                             739,619
                                                                                                        ------------
  TOTAL LONG TERM INVESTMENTS (COST $62,560,510)                                                          98,850,053
                                                                                                        ------------
  SHORT TERM INVESTMENTS (COST $387,333) 0.4%
  UNITED STATES 0.4%
c U.S. Treasury Bill, 4/12/07                                                         $388,000               387,465
                                                                                                        ------------

  TOTAL INVESTMENTS (COST $62,947,843) 99.0%                                                              99,237,518
  OTHER ASSETS, LESS LIABILITIES 1.0%                                                                        967,719
                                                                                                        ------------
  NET ASSETS 100.0%                                                                                     $100,205,237
                                                                                                        ------------


CURRENCY ABBREVIATIONS

  AUD -  Australian Dollar
  SEK -  Swedish Krona

a  Non-income producing for the twelve months ended March 31, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified
   institutional   buyers  or  in  a  public  offering  registered  under  the
   Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2007, the aggregate value of these securities was $488,550, representing 0.49% of net assets.

c  The security is traded on a discount basis with no stated coupon rate.

d  The principal amount is stated in U.S. dollars unless otherwise indicated.


The accompanying notes are in integral part of these financial statemenst.
                                                                Annual Report

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS
TEMPLETON INTERNATIONAL (EX EM) FUND

                                                  ----------------------------------------------------
                                                                       YEAR ENDED MARCH 31,
CLASS A                                              2007      2006       2005      2004       2003
                                                  ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............    $17.20     $14.91    $12.99     $8.75     $11.48
                                                  ----------------------------------------------------
Income from investment operations/a:
   Net investment income/b .....................      0.24       0.24     0.16       0.14       0.10
   Net realized and unrealized gains (losses) ..      3.41       2.21     1.96       4.19      (2.69)
                                                  ----------------------------------------------------
Total from investment operations ...............      3.65       2.45     2.12       4.33      (2.59)
                                                  ----------------------------------------------------
Less distributions from:
   Net investment income ....................        (0.31)     (0.16)   (0.20)     (0.10)     (0.14)
   Net realized gains                                (0.04)      --       --          --         --
                                                  ----------------------------------------------------
 Total Distributions                                 (0.31)     (0.16)   (0.20)     (0.10)     (0.14)
                                                  ----------------------------------------------------
Redemption fees ................................      --/d       --/d     --/d        0.01       --
                                                  ----------------------------------------------------
Net asset value, end of year ...................    $20.50      17.20    $14.91     $12.99     $8.75
                                                  ====================================================
Total return /c .................................    21.40%    16.51%    16.54%     49.65%   (22.77)%

RATIOS TO AVERAGE NET ASSETS:
   Expenses ....................................      1.68%/e   1.63%/e   1.63%/e    1.75%/e    1.81%
   Net investment income .......................      1.30%     1.55%     1.20%      1.23%      1.02%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................    $63,841   $50,755   $45,398    $39,091    $25,894
Portfolio turnover rate ........................     10.05%    18.90%    19.22%     23.62%     19.05%

a The amount for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or the contingent deferred sales charges.

d Amount is less than $0.01 per share.

e Benefit of expense reduction is less than 0.01%.


The accompanying notes are in integral part of these financial statemenst.
                                                                Annual Report

Templeton Global Investment Trust

TEMPLETON INTERNATIONAL (EX EM) FUND

                                                  ----------------------------------------------------
                                                                       YEAR ENDED MARCH 31,
CLASS C                                              2007     2006       2005      2004       2003
                                                  ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $16.69    $14.71     $12.82     $8.65     $11.34
                                                 -----------------------------------------------------
Income from investment operations/a:
   Net investment income/b .....................     0.11      0.13       0.08      0.06       0.04
   Net realized and unrealized gains (losses) ..     3.37      2.18       1.92      4.14     (2.65)
                                                  ----------------------------------------------------
Total from investment operations ...............     3.48      2.31       2.00      4.20     (2.61)
                                                  ----------------------------------------------------
Less distributions from:
   Net investment income .......................   (0.20)    (0.06)     (0.11)    (0.04)     (0.08)
   Net realized gains                              (0.04)      --         --        --         --
                                                  ----------------------------------------------------
 Total Distributions                               (0.24)    (0.06)     (0.11)    (0.04)     (0.08)
                                                  ----------------------------------------------------
Redemption fees ................................     --/d     --/d       --/d       0.01       --
                                                  ----------------------------------------------------
Net asset value, end of year ...................   $20.20    $16.96     $14.71    $12.82     $8.65
                                                  ====================================================
Total return/c .................................   20.54%    15.73%     15.76%    48.78%   (23.22)%

RATIOS TO AVERAGE NET ASSETS:
   Expenses ....................................    2.38%/e  2.32%/e     2.28%/e   2.40%/e    2.44%
   Net investment income .......................    0.60%    0.86%       0.55%     0.58%      0.39%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $35,397  $30,438     $26,049  $24,359    $14,372
Portfolio turnover rate ........................    10.05%   18.90%      19.22%   23.62%     19.05%

a The amount for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect the contingent deferred sales charges.

d Amount is less than $0.01 per share.

e Benefit of expense reduction is less than 0.01%.


The accompanying notes are in integral part of these financial statemenst.
                                                                Annual Report

Templeton Global Investment Trust

TEMPLETON INTERNATIONAL (EX EM) FUND

                                                  ----------------------------------------------------
                                                                       YEAR ENDED MARCH 31,
ADVISOR CLASS                                        2007      2006       2005      2004       2003
                                                  ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............  $17.25     $14.96     $13.03     $8.76     $11.51
                                                  ----------------------------------------------------
Income from investment operations/a:
   Net investment income/b .....................    0.26       0.29       0.22      0.20       0.14
   Net realized and unrealized gains (losses) ..    3.47       2.21       1.96      4.20     (2.72)
                                                  ----------------------------------------------------
Total from investment operations ...............    3.73       2.50       2.18      4.40     (2.58)
                                                  ----------------------------------------------------
Less distributions from:
   Net investment income .......................   (0.37)    (0.21)     (0.25)    (0.14)     (0.17)
   Net realized gains                              (0.04)      --         --        --         --
                                                  ----------------------------------------------------
 Total Distributions                               (0.41)    (0.21)     (0.25)    (0.14)     (0.17)
                                                  ----------------------------------------------------
Redemption fees ................................     --/d      --/d       --/d       0.01       --
                                                  ----------------------------------------------------
Net asset value, end of year ...................  $20.57     $17.25     $14.96     $13.03     $8.76
                                                  ====================================================

Total return ...................................   21.72%    16.83%     17.05%     50.46%   (22.69)%

RATIOS TO AVERAGE NET ASSETS:
   Expenses ....................................    1.39%/d   1.32%/d    1.28%/d    1.40%/d    1.47%
   Net investment income .......................    1.59%     1.86%      1.55%      1.58%      1.36%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................     $967      $489       $337       $303       $276
Portfolio turnover rate ........................   10.05%    18.90%     19.22%     23.62%     19.05%

a The amount for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


The accompanying notes are in integral part of these financial statemenst.
                                                                Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2007

                                                                Templeton
                                                              International
                                                              (Ex EM) Fund
                                                              ------------
Assets:
  Investments in securities:
    Cost                                                       $62,947,843
                                                              ------------
    Value                                                      $99,237,518
  Cash                                                               1,172
  Foreign currency, at value (cost $834,509)                       940,320
  Receivables:
    Capital shares sold                                             26,769
    Dividends and interest                                         342,765
                                                              ------------
      Total assets                                             100,548,544
                                                              ------------

Liabilities:
  Payables:
    Capital shares redeemed                                         72,847
    Affiliates                                                     172,236
  Accrued expenses and other liabilities                            98,224
                                                              ------------
      Total liabilities                                            343,307
                                                              ------------
       Net assets, at value                                   $100,205,237
                                                              ------------

Net assets consist of:
  Paid-in capital                                              $63,538,807
  Undistributed net investment income                               20,895
  Net unrealized appreciation (depreciation)                    36,399,060
  Accumulated net realized gain (loss)                             246,475
                                                              ------------
       Net assets, at value                                   $100,205,237
                                                              ------------

  CLASS A:
  Net assets, at value                                        $63,840,872
                                                              -----------
  Shares outstanding                                            3,114,180
                                                              -----------
  Net asset value per share/a                                      $20.50
                                                              -----------
  Maximum offering price per share (net asset value per            $21.75
  share/94.25%)                                               -----------

  CLASS C:
  Net assets, at value                                        $35,397,221
                                                              -----------
  Shares outstanding (including fractional shares)              1,752,814
                                                              -----------
  Net asset value and maximum offering price per share/a           $20.20
                                                              -----------

  ADVISOR CLASS:
  Net assets, at value                                           $967,144
                                                              -----------
  Shares outstanding                                               47,028
                                                              -----------
  Net asset value and maximum offering price per share/a           $20.57
                                                              -----------

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


Annual Report The accompanying notes are an integral part of these financial statements.

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
for the year ended March 31, 2007

                                                                 Templeton
                                                               International
                                                               (Ex EM) Fund
                                                             -----------------
Investment income:
    Dividends (net of foreign taxes of $193,780)                    $2,503,881
    Interest                                                           217,540
    Other income (Note 9)                                                  313
                                                             -----------------
      Total investment income                                        2,721,734
                                                             -----------------

Expenses:
  Management fees (Note 3a)                                            684,088
  Administrative fees (Note 3b)                                        136,818
  Distribution fees (Note 3c)
    Class A                                                            164,194
    Class C                                                            330,260
  Transfer agent fees (Note 3e)                                        191,874
  Custodian Fees (Note 4)                                               63,516
  Reports to shareholders                                               54,466
  Registration and filing fees                                          48,553
  Professional fees                                                     64,032
  Trustees' fees and expenses                                           10,552
  Other                                                                 15,904
                                                             -----------------
      Total expenses                                                 1,764,257
      Expense reductions (Note 4)                                      (1,774)
                                                             -----------------
        Net expenses                                                 1,762,483
                                                             -----------------
           Net investment income                                       959,251
                                                             -----------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
    Investments                                                      1,640,761
     Foreign currency transactions                                     (1,103)
                                                             -----------------
             Net realized gain (loss)                                1,639,658
                                                             -----------------
  Net change in unrealized appreciation (depreciation) on:
    Investments                                                     15,003,429
    Translation of assets and liabilities denominated in
    foreign currencies                                                  73,468
                                                             -----------------
              Net change in unrealized appreciation
              (depreciation)                                        15,076,897
                                                             -----------------
Net realized and unrealized gain (loss)                             16,716,555
                                                             -----------------
Net increase (decrease) in net assets resulting from
operations                                                         $17,675,806
                                                             -----------------




Annual Report   The accompanying notes are an integral part of these financial statements.

Templeton Global Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                ------------------------------
                                                    TEMPLETON INTERNATIONAL
                                                           (EX EM) FUND
                                                ------------------------------
                                                      YEAR ENDED MARCH 31,
                                                      2007            2006
                                                ------------------------------

Increase (decrease) in net assets:
   Operations:
      Net investment income ...............       $   959,251    $    969,268
      Net realized gain (loss) from investments
       and foreign currency transactions ......  .  1,639,658       3,480,796
      Net change in unrealized appreciation
       (depreciation) on investments and
       translation of assets and liabilities
       denominated in foreign currencies ......    15,076,897       7,066,918
                                                  ---------------------------
            Net increase (decrease) in net
             assets resulting from operations      17,675,806      11,516,982
                                                  ---------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..............................      (980,416)       (461,124)
         Class C ..............................      (358,248)       (106,994)
         Advisor Class ........................       (15,688)         (5,095)
      Net realized gains:
         Class A ..............................      (131,605)              -
         Class C ..............................       (76,728)              -
         Advisor Class ........................        (1,933)              -
                                                  ----------------------------
   Total distributions to shareholders ........    (1,564,618)       (573,213)
                                                  ----------------------------
   Capital share transactions: (Note 2)
         Class A ..............................     3,013,706      (1,494,847)
         Class C ..............................      (955,659)        352,264
         Advisor Class ........................       353,413          96,851
                                                  ----------------------------
   Total capital share transactions ...........     2,411,460      (1,045,732)
                                                  ----------------------------
   Redemption fees ............................           173             362
                                                  ----------------------------
       Net increase (decrease) in net assets ..    18,522,821       9,898,399

Net assets:
   Beginning of year ..........................    81,682,419      71,784,017
                                                  ----------------------------
   End of year ................................  $100,205,237    $ 81,682,416
                                                 =============================

Undistributed net investment income included in
  net assets:
   End of year ................................  $     20,895    $    402,566
                                                 =============================



                         Annual Report | The accompanying notes are an integral
                          part of these financial statements.

TEMPLETON GLOBAL INVESTMENT TRUST
Notes to Financial Statements

Templeton International (Ex EM) Fund


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton International (Ex EM) Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A.  SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which

TEMPLETON GLOBAL INVESTMENT TRUST
Notes to Financial Statements (continued)

Templeton International (Ex EM) Fund


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

A. SECURITY VALUATION (continued)

may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B.  FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C.  FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D.  INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

TEMPLETON GLOBAL INVESTMENT TRUST
Notes to Financial Statements (continued)

Templeton International (Ex EM) Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

D. INCOME TAXES (continued)

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E.  SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F.  ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G.  REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this

TEMPLETON GLOBAL INVESTMENT TRUST
Notes to Financial Statements (continued)

Templeton International (Ex EM) Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

H. GUARANTEES AND INDEMNIFICATIONS (continued)

would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:


                                                         YEAR ENDED MARCH 31,
                                                 2007                        2006
                                      --------------------------------------------------------
CLASS A SHARES:                         SHARES         AMOUNT        SHARES       AMOUNT
                                      --------------------------------------------------------
  Shares sold                           704,128      $12,838,166     629,012    $10,077,228
  Shares issued in reinvestment
   of distributions                      51,100          981,408      25,936        407,519
  Shares redeemed                      (592,390)     (10,805,868)   (748,059)   (11,979,594)
                                      --------------------------------------------------------
  Net increase (decrease)               162,838      $ 3,013,706     (93,111)   $(1,494,847)
                                      --------------------------------------------------------

CLASS C SHARES:
  Shares sold                           266,561      $ 4,756,011     349,214    $ 5,367,605
  Shares issued in reinvestment
   of distributions                      19,906          376,927       5,937         93,448
  Shares redeemed                      (328,697)      (6,088,597)   (330,477)    (5,108,789)
                                     ----------------------------------------------------------
  Net increase (decrease)               (42,230)     $  (955,659)     24,674    $   352,264
                                     ----------------------------------------------------------

ADVISOR CLASS SHARES:
  Shares sold                            20,474      $   386,784       6,830    $   112,564
  Shares issued in reinvestment
   of distributions                         470            9,088         237          3,724
  Shares redeemed                        (2,285)         (42,459)     (1,246)       (19,437)
                                     -----------------------------------------------------------
  Net increase (decrease)                18,659      $   353,413       5,821    $    96,851
                                     -----------------------------------------------------------

3.  TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                    AFFILIATION
-------------------------------------------------------------------------------
Templeton Global Advisers Limited (TGAL)                 Investment manager
Franklin Templeton Services, LLC (FT Services)           Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)     Principal underwriter
Franklin Templeton Investor Services, LLC (Investor
 Services)                                               Transfer agent

TEMPLETON GLOBAL INVESTMENT TRUST
Notes to Financial Statements (continued)

Templeton International (Ex EM) Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

A.  MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE          NET ASSETS
------------------------- ---------------------------------------------------
         0.750%           Up to and including $1 billion
         0.730%           Over $1 billion, up to and including $5 billion
         0.710%           Over $5 billion, up to and including $10 billion
         0.690%           Over $10 billion, up to and including $15 billion
         0.670%           Over $15 billion, up to and including $20 billion
         0.650%           In excess of $20 billion


B.  ADMINISTRATIVE FEES

The Funds pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE          NET ASSETS
------------------------- ----------------------------------------------------
         0.150%           Up to and including $200 million
         0.135%           Over $200 million, up to and including $700 million
         0.100%           Over $700 million, up to and including $1.2 billion
         0.075%           In excess of $1.2 billion

C.  DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ......................................0.35%
Class C ......................................1.00%

TEMPLETON GLOBAL INVESTMENT TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (continued)

D.  SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions
        paid to unaffiliated broker/dealers . . . . . .  $ 27,987
Contingent deferred sales charges retained . . . . . .   $  1,876

E.  TRANSFER AGENT FEES

For the year ended March 31, 2007, the Fund paid transfer agent fees of $191,874, of which $83,383 was retained by Investor Services.

4.  EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5.  INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. During the year ended March 31, 2007, the Fund utilized $1,152,182 of capital loss carryforwards.

At March 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments                              $62,994,472
                                                ------------------
Unrealized appreciation                          $36,970,796
Unrealized depreciation                            (727,750)
                                                ------------------
Net unrealized appreciation (depreciation)       $36,243,046
                                                ------------------
 Undistributed ordinary income                    $  150,055
 Undistributed long term capital gains            $  263,780
                                                ------------------
Distributable earnings                            $  413,835
                                                -------------------

TEMPLETON GLOBAL INVESTMENT TRUST
Notes to Financial Statements (continued)



5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended March 31, 2007 and 2006, was as follows:

                                      2007           2006
                                -------------------------------
Distributions paid from:
    Ordinary income                $1,354,352       $573,213
    Long term capital gain         $  210,266       $      -
                                -------------------------------
                                   $1,564,618       $573,213
                                -------------------------------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond discounts and premiums.

6.  INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2007, aggregated $11,327,459 and $8,705,891, respectively.

7.  CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.  SUBSEQUENT EVENT

Pursuant to a plan of reorganization (the "Plan") approved by the Funds's Board of Trustees on December 5, 2006 and subsequently approved by the shareholders of the Fund on April 19, 2007, the Fund transferred substantially all its assets and liabilities to Templeton Foreign Fund ("Templeton Fund"), a series of Templeton Funds, Inc. and an affiliate of the Fund, in exchange for Class A, Class C and Advisor Class shares of Templeton Fund of equivalent aggregate net asset value as of April 25, 2007. As a result, the Fund received 4,606,669 Class A, 2,592,076 Class C and 68,942 Advisor Class shares of Templeton Fund of an aggregate net asset value of $105,145,920 which were then exchanged for Class A, Class C and Advisor Class shares, respectively, of the Fund of equivalent aggregate net asset value.

TEMPLETON GLOBAL INVESTMENT TRUST
Notes to Financial Statements (continued)


9.  REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company") entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, has been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

TEMPLETON GLOBAL INVESTMENT TRUST
Notes to Financial Statements (continued)


10.  NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE TEMPLETON INTERNATIONAL (EX EM) FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton International (Ex EM) Fund (one of the funds constituting the Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2007, the results of each of its operations for the year then ended, the changes in each of its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

As described in Note 8 in the notes to the financial statements, the Fund merged with an affiliated fund on April 25, 2007.

PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2007

TEMPLETON GLOBAL INVESTMENT TRUST

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------   -------------   -------------   -----------------------  -------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------   -------------   -------------   -----------------------  -------------------------------------------
HARRIS J. ASHTON (1932)         Trustee         Since 1994      142                      Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                   company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)        Trustee          Since 2001     19                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd; Director, Provo Power Company
Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
(1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)         Trustee         Since 1996      142                      Director, Hess Corporation (formerly,
500 East Broward Blvd.                                                                   Amerada Hess Corporation) (exploration
Suite 2100                                                                               and refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33394-3091                                                           Company (processed foods and allied
                                                                                         products), RTI International Metals, Inc.
                                                                                         (manufacture and distribution of titanium),
                                                                                         Canadian National Railway (railroad)
                                                                                         and White Mountains Insurance Group, Ltd.
                                                                                         (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)         Trustee         Since 2006      19                       Director, Emeritus Corporation (assisted
500 East Broward Blvd.                                                                   living) and OSI Pharmaceuticals, Inc.
Suite 2100                                                                               (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | xx

-----------------------------   -------------   -------------   -----------------------  -----------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------   -------------   -------------   -----------------------  -----------------------------------------
FRANK A. OLSON (1932)           Trustee         Since 2003      141                      Director, Hess Corporation (formerly,
500 East Broward Blvd.                                                                   Amerada Hess Corporation) (exploration
Suite 2100                                                                               and refining of oil and gas) and
Fort Lauderdale, FL 33394-3091                                                           Sentient Jet (private jet service); and
                                                                                         FORMERLY, Director, Becton Dickinson
                                                                                         and Company (medical technology), Cooper
                                                                                         Industries Inc., (electrical products and
                                                                                         tools and hardware), Health Net, Inc.
                                                                                         (formerly, Foundation Health) (integrated
                                                                                         managed care), The Hertz Corporation (car
                                                                                         rental), Pacific Southwest Airlines, The
                                                                                         RCA Corporation, Unicom (formerly,
                                                                                         Commonwealth Edison), UAL Corporation
                                                                                         (airlines) and White Mountains Insurance
                                                                                         Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999));
and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
-----------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)        Trustee         Since 2006      140                      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
-----------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS    Trustee         Since 2001      19                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)           Trustee         Since 2006      32                       Director, El Oro and Exploration Co.,
500 East Broward Blvd.                                                                   p.l.c. (investments) and ARC Wireless
Suite 2100                                                                               Solutions, Inc. (wireless components and
Fort Lauderdale, FL 33394-3091                                                           network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
-----------------------------------------------------------------------------------------------------------------------------------


xx | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------   -------------   -------------   -----------------------  ------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------   -------------   -------------   -----------------------  ------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee,        Trustee and     142                      None
One Franklin Parkway            Chairman of     Vice President
San Mateo, CA 94403-1906        the Board       since 1994 and
                                and Vice        Chairman of
                                President       the Board
                                                since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee         Since December  90                       None
One Franklin Parkway                            2006
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; President,
Templeton Worldwide, Inc.; Vice President and Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 30 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief           Chief           Not Applicable           Not Applicable
One Franklin Parkway            Compliance      Compliance
San Mateo, CA 94403-1906        Officer and     Officer since
                                Vice            2004 and Vice
                                President       President -
                                - AML           AML Compliance
                                Compliance      since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)       President       President       Not Applicable           Not Applicable
PO Box N-7759                   and Chief       since 2001
Lyford Cay, Nassau, Bahamas     Executive       and Chief
                                Officer -       Executive
                                Investment      Officer -
                                Management      Investment
                                                Management
                                                since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice     Since 2002      Not Applicable            Not Applicable
500 East Broward Blvd.          President
Suite 2100                      and Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | xx

-----------------------------   -------------   -------------   -----------------------  ------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------   -------------   -------------   -----------------------  ------------------------------------------
DAVID P. GOSS (1947)            Vice President  Since 2000      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)         Vice President  Since 2000      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton
Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and
Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk,
U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)   Vice President  Since 1994      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)              Vice President  Since 1994      Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President and Controller, Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)       Secretary       Since 2004      Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International
of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


xx | Annual Report

-----------------------------   -------------   -------------   -----------------------  ------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED    BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------   -------------   -------------   -----------------------  ------------------------------------------
GREGORY R. SEWARD (1956)        Treasurer        Since 2004     Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
-----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice President   Since 2005     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)             Chief Financial  Since 2004     Not Applicable           Not Applicable
500 East Broward Blvd.          Officer and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President,  Franklin Templeton  Services,  LLC; officer of 46 of the investment companies in Franklin Templeton Investments;  and FORMERLY,  Managing
Director, RSM McGladrey, Inc. (1999-2004);  and Partner, McGladrey & Pullen, LLP
(1979-1987 and 1999-2004).
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.
Note 2: Prior to March 31, 2007, S. Joseph Fortunato and Gordon S. Macklin ceased to be a trustee of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION (FORMERLY, AMERADA HESS CORPORATION), A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD. AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2006, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                            Annual Report | XX

TEMPLETON GLOBAL INVESTMENT TRUST

SHAREHOLDER INFORMATION

TEMPLETON INTERNATIONAL (EX EM) FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton International (Ex EM) Fund, one of the separate funds comprising Templeton Global Investment Trust ("Funds"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for the Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals to the extent applicable. The Lipper report for Templeton International (Ex EM) Fund showed performance of its Class A shares for 2006 and the previous ten years ended December 31, 2006, in comparison with a Lipper performance universe consisting of all retail and institutional international multi-cap core funds. The Lipper report showed such Fund's total return during 2006 was in the upper half of such universe and on an annualized basis was in the second-highest quintile for the previous ten-year period and the second-lowest quintile for the previous three- and five-year periods. The Board was satisfied with such performance, noting Templeton International (Ex EM) Fund's annualized total returns as shown in the Lipper report were 17.8% and 13.7%, respectively for the previous three- and five-year periods.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under each Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The Lipper report for Templeton International (Ex EM) Fund showed that its contractual investment management fee rate was at the median of the Lipper expense group and its actual total expenses were below the median for such expense group. The Board was satisfied with such fee rate and expenses.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. While intending to monitor future growth, in view of asset levels at year-end, the Board did not believe that management was benefiting from any meaningful economies of scale, but noted that the management advisory fee schedule provided for breakpoints.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/07                                         Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON   One Franklin Parkway
    INVESTMENTS      San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON INTERNATIONAL
(EX EM) FUND

INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


419 A2007 05/07

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial experts are David W. Niemiec and Frank
         A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $81,840 for the fiscal year ended March 31, 2007 and $57,598 for the fiscal year ended March 31, 2006.

(b)  Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $49,961 for the fiscal year ended March 31, 2007 and $0 for the fiscal year ended March 31, 2006. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $112 for the fiscal year ended March 31, 2007 and $0 for the fiscal year ended March 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $175,749 for the fiscal year ended March 31, 2007 and $4,500 for the fiscal year ended March 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

           (i)   pre-approval of all audit and audit related services;

          (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

          (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $225,710 for the fiscal year ended March 31, 2007 and $4,500 for the fiscal year ended March 31, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.      N/A

ITEM 6. SCHEDULE OF INVESTMENTS.    N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.           N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY.    N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.           N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By /s/JIMMY D. GAMBILL
   ----------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date May 24, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   ----------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date May 24, 2007


By /s/GALEN G. VETTER
   ----------------------
Galen G. Vetter
Chief Financial Officer
Date May 24, 2007